Filed Pursuant to Rule 497
Registration No. 333-166636

Supplement No. 1 dated May 29, 2014
to
Prospectus dated April 29, 2014

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Business Development Corporation of America, which we refer to as the Company, our, us or we, dated April 29, 2014, or the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 32 of the Prospectus before you decide to invest.

This supplement replaces the second paragraph and each of its sub-paragraphs on pages i – iii in the section of the Prospectus entitled “Suitability Standards” with the following:

In addition, we will not sell shares in this follow-on offering to investors in the states named below unless they meet special suitability standards.

Alabama — In addition to the suitability standards stated above, investors who reside in the state of Alabama must have a liquid net worth of at least 10 times their investment in us and other similar investment programs and its affiliates. Note that Alabama investors cannot participate in the distribution reinvestment plan feature that reinvests distributions into subsequent affiliated programs or our Automatic Purchase Plan.

Arizona — The term of this offering shall be effective for a period of one year with the ability to renew for additional periods of one year.

California — In addition to the suitability standards above, the state of California requires that each California investor will limit his or her investment in us to a maximum of 10% of his or her net worth.

Idaho — Investors who reside in the state of Idaho must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, an Idaho investor’s total investment in us shall not exceed 10% of his or her liquid net worth. (The calculation of liquid net worth shall include only cash plus cash equivalents. Cash equivalents include assets which may be convertible to cash within one year.)

Iowa — Investors who reside in the state of Iowa must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, an Iowa investor’s total investment in us shall not exceed 10% of his or her net worth.

Kansas — In addition to the general suitability requirements described above, it is recommended that investors should limit their aggregate investment in our shares and other similar investments to not more than 10% of their liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Kentucky — An investor must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, a Kentucky investor’s total investment in us shall not exceed 10% of his or her liquid net worth.

Maine — The Maine Office of Securities recommends that an investor’s aggregate investment in us and other similar offerings not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Massachusetts — An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. A Massachusetts investor's aggregate investment in this Program and in other illiquid direct participation programs may not exceed ten percent (10%) of his or her liquid net worth.“Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Michigan — In addition to the suitability standards above, the state of Michigan requires that each Michigan investor will limit his or her investment in us to a maximum of 10% of his or her net worth.

Nebraska — Nebraska investors must meet the following suitability standards: (i) either (a) an annual gross income of at least $100,000 and a net worth of at least $350,000, or (b) a net worth of at least $500,000; and (ii) an investor will not invest more than 10% of their net worth in us. For such investors, net worth should not include the value of one’s home, home furnishings, or automobiles.

New Jersey — New Jersey investors must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes,“liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor's investment in us, our affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development programs, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of his or her liquid net worth.

New Mexico — An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. A New Mexico investor's aggregate investment in us, shares of our affiliates and in other non-traded real estate investment programs not exceed ten percent (10%) of his or her liquid net worth.“Liquid net worth” is defined as that portion a net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash cash equivalents and readily marketable securities.

North Carolina — Investors who reside in the state of North Carolina must have either (i) a minimum liquid net worth of $85,000 and minimum annual gross income of $85,000 or (ii) a minimum liquid net worth of $300,000.

North Dakota — In addition to the general suitability requirements described above, our shares will only be sold to residents of North Dakota representing that their investment will not exceed 10% of his or her net worth.

Ohio — In addition to the general suitability requirements described above, an Ohio investor’s aggregate investment in us, our affiliates and in other non-traded business development company programs may not exceed ten percent (10%) of his, her or its liquid net worth. “Liquid net worth” shall be defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.

Oklahoma — In addition to the general suitability requirements described above, purchases by Oklahoma investors should not exceed 10% of their net worth (not including home, home furnishings and automobiles).

Oregon — In addition to the suitability standards described above, each Oregon investor will limit his or her investment in us and our affiliates to a maximum of 10% of his or her net worth.

Tennessee — Investors who reside in the state of Tennessee must have either (i) a minimum annual gross income of $100,000 and a minimum net worth of $100,000, or (ii) a minimum net worth of $500,000 exclusive of home, home furnishings and automobile. Additionally, Tennessee residents’ investment in us must not exceed 10% of their liquid net worth.

Texas — Investors who reside in the state of Texas must have either (i) a minimum of $100,000 annual gross income and a liquid net worth of $100,000, or (ii) a liquid net worth of $250,000 irrespective of gross annual income. Additionally, a Texas investor’s total investment in us shall not exceed 10% of his or her liquid net worth. For this purpose, “liquid net worth” is determined exclusive of home, home furnishings and automobiles.

We intend to add to our portfolio as the offering progresses. The following are our investment portfolio and portfolio of assets subject to the total return swap, or TRS, with Citibank, N.A., as of May 1, 2014 (Unaudited):

INVESTMENT PORTFOLIO

Balance Sheet Portfolio

Portfolio Company	Type of Investment	Industry Classiication	Principal
ABRA, Inc.	Senior Secured First Lien Debt	Automotive	12,365,496.73
Adventure Interactive Corp.	Senior Secured First Lien Debt	Media	19,873,417.72
American Importing Company, Inc.	Senior Secured First Lien Debt	Food Products	10,917,500.00
Answers.com	Senior Secured First Lien Debt	Internet Software & Services	14,812,500.00
AP Gaming I, LLC	Senior Secured First Lien Debt	Hotels, Restaurants & Leisure	9,975,000.00
Apidos XVI CLO, LTD. Subordinated Notes	Collateralized Securities	Diversified Investment Vehicles	15,000,000.00
Avaya, Inc.	Senior Secured First Lien Debt	Communications Equipment	3,921,468.77
B&M CLO 2014-1, Subordinated Notes	Collateralized Securities	Diversified Investment Vehicles	40,250,000.00
BBTS Borrower LP	Senior Secured First Lien Debt	Oil, Gas & Consumable Fuels	5,940,000.00
Boston Market Corporation	Senior Secured Second Lien Debt	Hotels, Restaurants & Leisure	25,000,000.00
Carlyle GMS Finance, Inc.	Equity/Other	Diversified Investment Vehicles	2,370,627.44
Chicken Soup for the Soul Publishing, LLC	Senior Secured First Lien Debt	Publishing	30,000,000.00
Clover Technologies Group, LLC	Senior Secured First Lien Debt	Commercial Services & Supplies	9,000,000.00
Collision Holding Company, LLC	Senior Secured First Lien Debt	Automotive	2,352,235.06
CPX Interactitve Holdings, LP	Senior Secured Second Lien Debt	Publishing	20,000,000.00
CPX Interactitve Holdings, LP — Series A Convertible Preferred Stock	Equity/Other	Publishing	6,000,000.00
CPX Interactitve Holdings, LP — Warrants	Equity/Other	Publishing	317,307.00
Creative Circle, LLC	Senior Secured First Lien Debt	Professional Services	6,966,292.12
CREDITCORP	Senior Secured Second Lien Debt	Consumer Finance	13,250,000.00
Crowley Holdings, Inc. — Series A Preferred Stock	Equity/Other	Marine	25,136,986.00
CVP Cascade CLO, LTD. Subordinated Notes	Collateralized Securities	Diversified Investment Vehicles	34,243,307.00
ECI Acquisition Holdings, Inc.	Senior Secured First Lien Debt	Technology — Enterprise Solutions	12,413,000.00
Epic Health Services, Inc.	Senior Secured First Lien Debt	Health Care Providers & Services	13,825,000.00
ERG Holding Company	Senior Secured First Lien Debt	Health Care Providers & Services	14,800,000.00
Evolution Research Group	Equity/Other	Health Care Providers & Services	500,000.00
Excelitas Technologies Corp.	Senior Secured First Lien Debt	Electronic Equipment, Instruments & Components	7,383,352.26
Expera Specialty Solutions, LLC	Senior Secured First Lien Debt	Paper & Forest Products	7,940,000.00
EZE Trucking, Inc.	Senior Secured First Lien Debt	Road & Rail	12,443,454.28
Fifth Street Senior Loan Fund I, LLC	Equity/Other	Diversified Investment Vehicles	14,454,719.67

Portfolio Company	Type of Investment	Industry Classiication	Principal
Garrison Funding 2013 — 1 Ltd. Subordinated Notes	Collateralized Securities	Diversified Investment Vehicles	15,000,000.00
Global Telecom & Technology, Inc.	Senior Secured First Lien Debt	Internet Software & Services	7,400,000.00
Gold, Inc.	Subordinated Debt	Textiles, Apparel & Luxury Goods	12,162,718.93
H.D. Vest, Inc.	Senior Secured Second Lien Debt	Diversified Consumer Services	8,750,000.00
Hanna Anderson, LLC	Senior Secured First Lien Debt	Retailers (except food & drug)	15,000,000.00
HIG Integrity Nutraceuticals	Senior Secured First Lien Debt	Food Products	26,000,000.00
HIG Integrity Nutraceuticals	Equity/Other	Food Products	1,629,969.64
High Ridge Brands Co.	Senior Secured Second Lien Debt	Retailers (except food & drug)	22,500,000.00
ILC Dover LP	Senior Secured First Lien Debt	Aerospace & Defense	15,000,000.00
InMotion Entertainment Group, LLC	Senior Secured First Lien Debt	Retailers (except food & drug)	10,000,000.00
IntegraMed America, Inc.	Senior Secured First Lien Debt	Health Care Providers & Services	4,000,000.00
Interblock USA L.C.	Senior Secured Second Lien Debt	Electronic Equipment, Instruments & Components	23,000,000.00
Jackson Hewitt, Inc.	Senior Secured First Lien Debt	Diversified Consumer Services	12,406,826.04
K2 Pure Solutions NoCal, L.P.	Senior Secured First Lien Debt	Chemicals	10,000,000.00
Kahala US Opco, LLC	Senior Secured First Lien Debt	Aerospace & Defense	22,543,173.59
Kahala Aviation Holdings, LLC - Common Stock	Equity/Other	Aerospace & Defense	84.00
Kahala Aviation Holdings, LLC - Preferred Stock	Equity/Other	Aerospace & Defense	7,421,230.00
Linc Energy Finance USA, Inc.	Senior Secured Second Lien Debt	Oil, Gas & Consumable Fuels	9,000,000.00
MBLOX Inc.	Senior Secured Second Lien Debt	Internet Software & Services	7,000,000.00
MBLOX Inc. — Warrants	Equity/Other	Internet Software & Services	1,530,547.00
Med-Data Incorporated	Senior Secured First Lien Debt	Health Care Providers & Services	14,906,250.00
MidOcean Credit Fund Management LP	Collateralized Securities	Diversified Investment Vehicles	37,600,000.00
Miller Heiman, Inc.	Senior Secured First Lien Debt	Media	15,154,687.50
National Technical Systems, Inc.	Senior Secured First Lien Debt	Professional Services	18,703,125.00
NCP Finance Limited Partnership	Senior Secured Second Lien Debt	Consumer Finance	7,960,000.00
NewStar Arlington Fund LLC	Equity/Other	Diversified Investment Vehicles	30,214,200.00
NextCare, Inc.	Senior Secured First Lien Debt	Health Care Providers & Services	16,853,211.87
North Atlantic Trading Company, Inc.	Senior Secured First Lien Debt	Food Products	11,970,882.35
NXT Capital, LLC	Senior Secured First Lien Debt	Commercial Banks	9,950,000.00
OFSI Fund VI, Ltd. — Subordinated Notes	Collateralized Securities	Diversified Investment Vehicles	39,970,333.00
Park Ave RE Holdings, LLC	Senior Secured First Lien Debt	Real Estate Management & Development	24,088,319.48
Park Ave RE, Inc. — Common Stock	Equity/Other	Real Estate Management & Development	78,875.00
Park Ave RE, Inc. - Preferred Stock	Equity/Other	Real Estate Management & Development	7,808,625.00
PennantPark Credit Opportunity Fund, LP	Equity/Other	Diversified Investment Vehicles	10,000,000.00
PeopLease Holdings, LLC	Senior Secured First Lien Debt	Commercial Services & Supplies	10,000,000.00
Precision Dermatology, Inc. - Warrants	Equity/Other	Pharmaceuticals	217,770.00

Portfolio Company	Type of Investment	Industry Classiication	Principal
Premier Dental Services, Inc.	Senior Secured First Lien Debt	Health Care Providers & Services	14,992,124.93
Pre-Paid Legal Services, Inc.	Senior Secured First Lien Debt	Diversified Consumer Services	6,790,752.66
Related Fee Agreements	Collateralized Securities	Diversified Investment Vehicles	—
S.B. Restaurant Co., Inc.	Subordinated Debt	Hotels, Restaurants & Leisure	4,049,913.88
S.B. Restaurant Co., Inc.	Equity/Other	Hotels, Restaurants & Leisure	347.80
S.B. Restaurant Co., Inc. - Senior Subordinated Debt	Subordinated Debt	Hotels, Restaurants & Leisure	134,166.67
Seaton Acquisition Corp.	Senior Secured First Lien Debt	Business Equipment & Services	5,000,000.00
Shackleton 2014-5A CLO Subordinated Notes	Collateralized Securities	Diversified Investment Vehicles	42,201,835.00
SkyCross, Inc.	Senior Secured Second Lien Debt	Electronic Equipment, Instruments & Components	4,923,280.42
SkyCross, Inc. — Warrants	Equity/Other	Electronic Equipment, Instruments & Components	2,254,250.00
South Grand MM CLO I, LLC	Equity/Other	Diversified Investment Vehicles	22,208,600.00
Tennenbaum Waterman Fund, L.P.	Equity/Other	Diversified Investment Vehicles	6,427,194.36
The SAVO Group, Ltd.	Subordinated Debt	Internet Software & Services	5,000,000.00
The SAVO Group, Ltd. — Warrants	Equity/Other	Internet Software & Services	138,000.00
The Tennis Channel Holdings, Inc.	Senior Secured First Lien Debt	Media	15,518,007.35
THL Credit Greenway Fund II LLC	Equity/Other	Diversified Investment Vehicles	11,863,539.48
Trimark USA, LLC	Senior Secured First Lien Debt	Food Products	13,500,000.00
United Central Industrial Supply Company, LLC	Senior Secured First Lien Debt	Commercial Services & Supplies	3,950,000.00
Varel International Ind., LP	Subordinated Debt	Oil, Gas & Consumable Fuels	10,498,522.46
Vestcom International, Inc.	Subordinated Debt	Media	7,500,000.00
Visionary Integration Professionals, LLC	Subordinated Debt	IT Services	11,072,196.67
Visionary Integration Professionals, LLC — Warrants	Equity/Other	IT Services	657,372.00
WhiteHorse VIII, Ltd. CLO Subordinated Notes	Collateralized Securities	Diversified Investment Vehicles	37,885,714.00
World Business Lenders, LLC	Senior Secured First Lien Debt	Consumer Finance	4,500,000.00
World Business Lenders, LLC	Equity/Other	Consumer Finance	3,750,000.00
Xplornet Communications, Inc.	Subordinated Debt	Diversified Telecommunication Services	10,000,000.00
Xplornet Communications, Inc. — Warrants	Equity/Other	Diversified Telecommunication Services	10,284.00
Zimbra, Inc.	Senior Secured Second Lien Debt	Software	6,000,000.00
Zimbra, Inc.	Subordinated Debt	Software	2,000,000.00
Zimbra, Inc. — Warrants (Second Lien Debt)	Equity/Other	Software	535,000.00
Zimbra, Inc. — Warrants (Third Lien Bridge Note)	Equity/Other	Software	1,000,000.00
			1,131,633,594.13

TRS Portfolio

Portfolio Company	Type of Investment	Industry Classiication	Principal
AM General LLC	Senior Secured First Lien Debt	Biotechnology	6,475,000.00
Amneal Pharmaceuticals LLC	Senior Secured First Lien Debt	Communications Equipment	11,939,985.54

Portfolio Company	Type of Investment	Industry Classiication	Principal
Aricent Technologies	Senior Secured First Lien Debt	Software	7,000,000.00
Avaya Inc.	Senior Secured First Lien Debt	Communications Equipment	14,956,229.74
BBTS Borrower LP	Senior Secured First Lien Debt	Oil, Gas & Consumable Fuels	18,810,000.00
Caesar's Entertainment Resort Properties, LLC	Senior Secured First Lien Debt	Hotels, Restaurants & Leisure	11,970,000.00
Caesars Growth Properties Holdings, LLC	Senior Secured First Lien Debt	Hotels, Restaurants & Leisure	8,000,000.00
Clover Technologies Group, LLC	Senior Secured First Lien Debt	Commercial Services & Supplies	13,500,000.00
Corner Investment Propco, LLC	Senior Secured First Lien Debt	Hotels, Restaurants & Leisure	9,000,000.00
Excelitas Technologies Corp.	Senior Secured First Lien Debt	Electronic Equipment, Instruments & Components	17,227,821.97
Expera Specialty Solutions, LLC	Senior Secured First Lien Debt	Paper & Forest Products	6,947,500.00
Hearthside Food Solutions, LLC	Senior Secured First Lien Debt	Food Products	5,360,085.51
Ikaria Inc.	Senior Secured First Lien Debt	Biotechnology	17,500,000.00
INDRA Holdings Corp.	Senior Secured First Lien Debt	Textiles, Apparel & Luxury Goods	10,000,000.00
Jackson Hewitt Inc.	Senior Secured First Lien Debt	Diversified Consumer Services	8,625,144.01
Liquidnet Holdings Inc.	Senior Secured First Lien Debt	Capital Markets	8,075,000.00
MCS AMS Sub-Holdings, LLC	Senior Secured First Lien Debt	Real Estate Management & Development	14,718,750.00
Miller Heiman, Inc.	Senior Secured First Lien Debt	Media	13,664,062.50
NCP Finance Limited Partnership	Senior Secured Second Lien Debt	Consumer Finance	9,950,000.00
North Atlantic Trading Company Inc.	Senior Secured First Lien Debt	Food Products	7,980,588.24
NXT Capital, LLC	Senior Secured First Lien Debt	Commercial Banks	9,950,000.00
Pelican Products, Inc.	Senior Secured First Lien Debt	Electronic Equipment, Instruments & Components	10,000,000.00
Premier Dental Services, Inc.	Senior Secured First Lien Debt	Health Care Providers & Services	9,975,000.00
Pre-Paid Legal Services, Inc.	Senior Secured First Lien Debt	Diversified Consumer Services	11,783,870.95
RedPrairie Corp.	Senior Secured First Lien Debt	Software	17,456,250.00
St. George's University Scholastic Services LLC	Senior Secured First Lien Debt	Diversified Consumer Services	5,976,957.78
STG-Fairway Acquisitions, Inc.	Senior Secured First Lien Debt	Professional Services	11,904,915.74
SunGard Availability Services Capital, Inc.	Senior Secured First Lien Debt	Business Equipment & Services	10,000,000.00
Therakos, Inc.	Senior Secured First Lien Debt	Biotechnology	7,462,280.66
U.S. Shipping LLC	Senior Secured First Lien Debt	Marine	11,910,000.00
United Central Industrial Supply Company, LLC	Senior Secured First Lien Debt	Commercial Services & Supplies	4,937,500.00
Varel International Ind., LP	Senior Secured First Lien Debt	Oil, Gas & Consumerable Fuels	4,781,250.00
Vestcom International Inc.	Senior Secured First Lien Debt	Media	8,902,462.12
			346,740,654.76
Grand Total			1,478,374,248.89

FILING OF FORM 10-Q

On May 15, 2014, we filed our Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, or the Form 10-Q, with the U.S. Securities and Exchange Commission. We have attached the Form 10-Q to this supplement as Annex A.

Annex A

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 10-Q

(Mark One)
☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended March 31, 2014

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission file number: 0-54251

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

(Exact Name of Registrant as Specified in its Charter)

Maryland	27-2614444
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

405 Park Avenue, 3rd Floor New York, New York	10022
(Address of Principal Executive Office)	(Zip Code)

(212) 415-6500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).Yes ☐ No ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (check one):

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☐
(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).Yes ☐ No ☒

The number of shares of the registrant's common stock, $0.001 par value, outstanding as of May 15, 2014 was 113,463,363.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

FORM 10-Q FOR THE THREE MONTHS ENDED MARCH 31, 2014

i

PART I

Item 1. Consolidated Financial Statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(in thousands except share and per share data)

	March 31, 2014	December 31, 2013
	(Unaudited)
ASSETS
Investments, at fair value:
Control Investments, at fair value (amortized cost of $57,840 and $34,132, respectively)	$57,761	$34,132
Affiliate Investments, at fair value (amortized cost of $240,165 and $150,729, respectively)	241,153	154,209
Non-affiliate Investments, at fair value (amortized cost of $645,732 and $501,416, respectively)	650,751	507,435
Investments, at fair value (amortized cost of $943,737 and $686,277, respectively)	949,665	695,776
Cash and cash equivalents	56,552	12,995
Cash collateral on deposit with custodian	78,995	76,874
Interest receivable	9,216	7,527
Dividend receivable	844	738
Receivable for unsettled trades	15,938	36,158
Receivable due on total return swap	3,394	4,053
Unrealized gain on total return swap	3,278	3,180
Deferred credit facility financing costs, net	2,969	2,278
Prepaid expenses and other assets	1,186	1,003
Due from affiliate	—	1,059
Total assets	$1,122,037	$841,641
LIABILITIES
Revolving credit facility	$154,687	$132,687
Interest and credit facility fees payable	1,047	715
Payable for unsettled trades	20,363	67,003
Stockholder distributions payable	6,695	4,578
Management fees payable	3,426	2,689
Accrued capital gains incentive fees	2,645	2,802
Subordinated income incentive fees payable	778	2,577
Payable for common stock repurchases	1,102	88
Accounts payable and accrued expenses	614	599
Due to affiliate	264	—
Total liabilities	$191,621	$213,738
Commitments and contingencies (Note 7)
NET ASSETS
Preferred stock, $.001 par value, 50,000,000 shares authorized, none issued and outstanding	$—	$—
Common stock, $.001 par value, 450,000,000 shares authorized, 94,132,120 and 63,671,644 shares issued and outstanding, respectively	94	64
Capital in excess of par value	914,009	611,703
Accumulated over distributed net investment income	(1,348)	(509)
Accumulated under distributed realized gains	8,455	3,966
Net unrealized appreciation on investments and total return swap	9,206	12,679
Net assets	930,416	627,903
Total liabilities and net assets	$1,122,037	$841,641
Net asset value per share	$9.88	$9.86

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED STATEMENTS OF OPERATIONS
(dollars in thousands except per share data)
(Unaudited)

	For the three months ended March 31,
	2014	2013
Investment income:
Interest from investments
Control investments	$966	$—
Affiliate investments	4,289	—
Non-control/non-affiliate investments	11,521	4,235
Total interest from investments	16,776	4,235
Interest from cash and cash equivalents	5	1
Total interest income	16,781	4,236
Other income	1,709	119
Total investment income	18,490	4,355
Operating expenses:
Interest and credit facility financing expenses	1,294	302
Management fees	3,631	827
Subordinated income incentive fees	778	729
Capital gains incentive fees	(19)	330
Professional fees	743	238
Insurance	58	54
Directors fees	17	16
Other administrative	42	58
Expenses before expense waivers and reimbursements from Adviser	6,544	2,554
Waiver of management and incentive fees	—	(406)
Total expenses net of expense waivers and reimbursements from Adviser	6,544	2,148
Net investment income	11,946	2,207
Realized and unrealized gain on investments and total return swap:
Net realized gain from investments	3,476	996
Net realized gain from total return swap	5,451	1,796
Net change in unrealized appreciation (depreciation) on investments	(3,571)	658
Net change in unrealized appreciation on total return swap	98	2,283
Net realized and unrealized gain on investments and total return swap	5,454	5,733
Net increase in net assets resulting from operations	$17,400	$7,940
Per share information – basic and diluted
Net investment income	$0.15	$0.12
Net increase in net assets resulting from operations	$0.22	$0.42
Weighted average shares outstanding	78,450	18,939

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(dollars in thousands except share and per share data)
(Unaudited)

	For the Three Months Ended March 31,
	2014	2013
Operations:
Net investment income	$11,946	$2,207
Net realized gain from investments	3,476	996
Net realized gain from total return swap	5,451	1,796
Net change in unrealized appreciation (depreciation) on investments	(3,571)	658
Net change in unrealized appreciation on total return swap	98	2,283
Net increase in net assets from operations	17,400	7,940
Stockholder distributions:
Distributions from net investment income	(11,946)	(2,207)
Distributions from net realized gain from investments and total return swap	(4,933)	(1,713)
Net decrease in net assets from stockholder distributions	(16,879)	(3,920)
Capital share transactions:
Issuance of common stock, net of issuance costs	296,166	69,176
Reinvestment of stockholder distributions	6,789	1,143
Repurchases of common stock	(963)	(156)
Net increase in net assets from capital share transactions	301,992	70,163
Total increase in net assets	302,513	74,183
Net assets at beginning of period	627,903	140,685
Net assets at end of period	$930,416	$214,868
Net asset value per common share	$9.88	$9.63
Common shares outstanding at end of period	94,132,120	22,323,260
Accumulated under/(over) distributed net investment income	$(1,348)	$1,775
Accumulated under distributed realized gains	$8,455	$—

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS
(dollars in thousands)
(Unaudited)

	For the Three Months Ended March 31,
	2014	2013
Operating activities:
Net increase in net assets from operations	$17,400	$7,940
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Paid-in-kind interest income	(774)	(90)
Net accretion of discount on investments	(374)	(118)
Amortization of deferred financing costs	159	51
Sales and repayments of investments	153,490	70,702
Purchase of investments	(406,327)	(113,787)
Net realized gain from investments	(3,476)	(996)
Net unrealized (appreciation) depreciation on investments	3,571	(658)
Net unrealized appreciation on total return swap	(98)	(2,283)
(Increase) decrease in operating assets:
Cash collateral on deposit with custodian	(2,122)	(19,758)
Interest receivable	(1,689)	(1,340)
Dividend receivable	(106)	—
Receivable due on total return swap	659	(117)
Prepaid expenses and other assets	(183)	(106)
Receivable for unsettled trades	20,220	(645)
Increase (decrease) in operating liabilities:
Payable for unsettled trades	(46,640)	472
Management and incentive fees payable	(1,218)	934
Interest and credit facility fees payable	332	39
Accounts payable and accrued expenses	15	10
Payable for common stock repurchases	1,014	—
Net cash used in operating activities	(266,147)	(59,750)
Financing activities:
Proceeds from issuance of shares of common stock, net	296,166	69,176
Repurchases of common stock	(963)	(282)
Decrease (increase) in deferred offering costs receivable	909	268
Proceeds from revolving credit facility	22,000	2,000
Payments on revolving credit facility	(850)	(4,720)
Payments of financing cost	414	—
Payments to (proceeds from) affiliate	—	232
Stockholder distributions	(7,972)	(2,266)
Net cash provided by financing activities	309,704	64,408
Net increase (decrease) in cash and cash equivalents	43,557	4,658
Cash and cash equivalents, beginning of period	12,995	14,180
Cash and cash equivalents, end of period	$56,552	$18,838
Supplemental information:
Interest paid during the period	$609	$210
Supplemental non-cash information:
Payable for common stock repurchases	$1,102	$50
DRIP distribution payable	$3,196	$1,008
Cash distribution payable	$3,499	$525
DRIP distribution paid	$6,789	$1,143

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS
(dollars in thousands)

March 31, 2014
(Unaudited)

Portfolio Company(a)(q)	Industry	Investment Coupon Rate/Maturity	Principal/Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
Senior Secured First Lien Debt – 49.4%(b)
ABRA, Inc.(j)	Automotive	L+6.00% (7.25%), 5/10/2018	$10,652	$10,547	$10,546	1.1%
Adventure Interactive Corp.	Media	L+6.75% (8.00%), 3/22/2018	19,873	19,607	19,571	2.1%
American Importing Company, Inc.	Food Products	L+5.75% (7.00%), 5/23/2018	10,918	10,827	10,906	1.2%
Answers.com	Internet Software & Services	L+5.50% (6.50%), 12/20/2018	14,813	14,670	14,757	1.6%
AP Gaming I, LLC	Hotels, Restaurants & Leisure	L+8.25% (9.25%), 12/20/2020	9,975	9,686	9,900	1.1%
Avaya, Inc.	Communications Equipment	L+5.50% (6.50%), 3/31/2018	3,921	3,623	3,925	0.4%
BBTS Borrower LP	Oil, Gas & Consumable Fuels	L+6.50% (7.75%), 6/4/2019	5,940	5,887	5,990	0.6%
Chicken Soup for the Soul Publishing, LLC	Publishing	L+6.00% (7.25%), 1/8/2019	30,000	29,641	29,624	3.2%
Collision Holding Company, LLC	Automotive	L+6.00% (7.25%), 5/10/2018	2,352	2,329	2,329	0.3%
Creative Circle, LLC	Professional Services	L+5.25% (6.50%), 9/28/2017	7,079	6,971	7,114	0.8%
ECI Acquisition Holdings, Inc.(k)	Technology – Enterprise Solutions	L+5.25% (8.50%), 3/11/2019	12,413	12,352	12,351	1.3%
Epic Health Services, Inc.	Health Care Providers & Services	L+5.25% (6.50%), 10/16/2018	13,825	13,699	13,725	1.5%
Excelitas Technologies Corp.	Electronic Equipment, Instruments & Components	L+5.00% (6.00%), 11/2/2020	7,383	7,314	7,411	0.8%
Expera Specialty Solutions, LLC	Paper & Forest Products	L+6.25% (7.50%), 12/26/2018	7,940	7,800	7,999	0.9%
EZE Trucking, Inc.(d)(n)	Road & Rail	L+11.75% (12.00%), 7/31/2018	12,443	12,390	12,053	1.3%
Flexera Software LLC	Electronic Equipment, Instruments & Components	L+3.50% (4.50%), 4/2/2020	2,000	1,990	1,990	0.2%
Global Telecom & Technology, Inc.	Internet Software & Services	L+5.50% (6.50%), 3/31/2016	7,400	7,326	7,395	0.8%
HIG Integrity Nutraceuticals	Food Products	L+8.75% (9.75%), 12/17/2018	26,000	25,631	25,665	2.8%
ILC Dover LP	Aerospace & Defense	L+5.50% (6.50%), 3/19/2020	15,000	14,925	14,925	1.6%
InMotion Entertainment Group, LLC	Retailers (except food & drug)	L+7.75% (9.00%), 3/12/2019	10,000	9,827	9,825	1.0%
Jackson Hewitt, Inc.	Diversified Consumer Services	L+8.50% (10.00%), 10/16/2017	12,407	12,365	12,314	1.3%
K2 Pure Solutions NoCal, L.P.	Chemicals	L+6.00% (7.00%), 8/19/2019	10,000	9,820	9,794	1.1%
Kahala US OpCo LLC(d)(o)	Aerospace & Defense	L+8.00% (13.00%), 12/23/2028	19,543	19,543	19,543	2.1%
Med-Data Incorporated	Health Care Providers & Services	L+7.25% (8.25%), 11/22/2018	14,906	14,684	14,683	1.6%
Medpace Holdings, Inc	Health Care Providers & Services	L+4.00% (5.00%), 3/31/2021	5,000	4,975	4,975	0.5%
Miller Heiman, Inc.	Media	L+5.75% (6.75%), 9/30/2019	15,155	14,736	14,599	1.6%

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS
(dollars in thousands)

March 31, 2014
(Unaudited)

Portfolio Company(a)(q)	Industry	Investment Coupon Rate/Maturity	Principal/Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
National Technical Systems, Inc.(v)	Professional Services	L+5.50% (6.75%), 11/22/2018	$18,750	$18,603	$18,615	2.0%
NextCare, Inc.(m)	Health Care Providers & Services	L+5.50% (6.75%), 10/10/2017	16,853	16,629	16,649	1.8%
North Atlantic Trading Company, Inc.	Food Products	L+6.50% (7.75%), 1/13/2020	11,971	11,855	12,061	1.3%
NXT Capital, LLC	Commercial Banks	L+5.25% (6.25%), 9/4/2018	9,950	9,861	10,000	1.1%
Park Ave RE Holdings, LLC(d)(o)	Real Estate Management & Development	L+8.00% (13.00%), 12/31/2017	24,088	24,088	24,088	2.6%
PeopLease Holdings, LLC	Commercial Services & Supplies	L+10.00% (11.00%), 12/26/2018	10,000	9,810	9,779	1.1%
Premier Dental Services, Inc.	Health Care Providers & Services	L+7.00% (8.25%), 11/1/2018	14,992	14,845	15,011	1.6%
Pre-Paid Legal Services, Inc.	Diversified Consumer Services	L+5.00% (6.25%), 7/1/2019	6,791	6,732	6,850	0.7%
Seaton Acquisition Corp.	Business Equipment & Services	L+5.75% (6.75%), 1/29/2019	5,000	4,951	4,950	0.5%
The Tennis Channel Holdings, Inc.(d)	Media	L+8.50% (8.81%), 5/29/2017	15,366	14,996	14,955	1.6%
Trimark USA, LLC	Food Products	L+6.25% (7.25%), 5/11/2019	13,500	13,367	13,365	1.4%
United Central Industrial Supply Company, LLC	Commercial Services & Supplies	L+6.25% (7.50%), 10/9/2018	3,950	3,823	3,891	0.4%
WBL SPE I., LLC(l)	Consumer Finance	15.00%, 9/30/2016	4,500	4,455	4,500	0.5%
Sub Total Senior Secured First Lien Debt				$457,180	$458,623	49.4%
Senior Secured Second Lien Debt – 13.5%(b)
Boston Market Corporation	Hotels, Restaurants & Leisure	L+7.75% (8.75%), 12/16/2018	$25,000	$24,647	$24,597	2.6%
CPX Interactive Holdings, LP	Publishing	L+10.00% (11.00%), 3/26/2018	20,000	18,668	18,663	2.0%
CREDITCORP	Consumer Finance	12.00%, 7/15/2018	13,250	13,172	13,714	1.5%
Flexera Software LLC	Electronic Equipment, Instruments & Components	L+7.00% (8.00%), 4/2/2021	2,000	1,990	1,990	0.2%
H.D. Vest, Inc.	Diversified Consumer Services	L+8.00% (9.25%), 6/18/2019	8,750	8,655	8,641	0.9%
Interblock USA L.C.	Electronic Equipment, Instruments & Components	L+8.75% (9.75%), 3/28/2018	23,000	22,541	22,540	2.4%
Linc Energy Finance USA, Inc.	Oil, Gas & Consumable Fuels	12.50%, 10/31/2017	9,000	8,873	9,837	1.1%
MBLOX Inc.	Internet Software & Services	10.75%, 9/28/2016	7,000	6,972	7,038	0.8%
NCP Finance Limited Partnership	Consumer Finance	L+9.75% (11.00%), 10/1/2018	7,960	7,815	7,920	0.9%
SkyCross, Inc.	Electronic Equipment, Instruments & Components	11.85%, 4/1/2017	5,000	4,978	4,835	0.5%
Zimbra, Inc.	Software	10.75%, 7/1/2016	6,000	5,975	6,140	0.6
Sub Total Senior Secured Second Lien Debt				$124,286	$125,915	13.5%

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS
(dollars in thousands)

March 31, 2014
(Unaudited)

Portfolio Company(a)(q)	Industry	Investment Coupon Rate/Maturity	Principal/Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
Subordinated Debt – 6.2%(b)
Gold, Inc.(d)	Textiles, Apparel & Luxury Goods	15.00%, 12/31/2017	$12,163	$11,945	$11,974	1.3%
S.B. Restaurant Co., Inc. – Senior Subordinated Debt(e)(t)	Hotels, Restaurants & Leisure	1/10/2018	134	88	—	—%
S.B. Restaurant Co., Inc.(d)(e)(t)	Hotels, Restaurants & Leisure	14.00%, 1/10/2018	4,050	3,974	—	—%
The SAVO Group, Ltd.	Internet Software & Services	10.95%, 4/1/2017	5,000	4,979	5,014	0.5%
Varel International Energy Mezzanine Funding Corp.(d)	Oil, Gas & Consumable Fuels	14.00%, 1/15/2018	10,499	10,420	11,390	1.2%
Vestcom Acquisition, Inc.	Media	12.00%, 6/26/2019	7,500	7,436	7,573	0.8%
Visionary Integration Professionals, LLC	IT Services	13.00%, 12/3/2018	11,072	9,943	9,962	1.1%
Xplornet Communications, Inc.	Diversified Telecommunication Services	13.00%, 10/25/2020	10,000	10,000	9,962	1.1%
Zimbra, Inc.	Software	12.00%, 7/10/2018	2,000	2,000	2,000	0.2%
Sub Total Subordinated Debt				$60,785	$57,875	6.2%
Collateralized Securities – 16.5%(b)
Apidos XVI CLO, LTD. Subordinated Notes(p)	Diversified Investment Vehicles	1/19/2025	15,000	13,650	13,584	1.5%
CVP Cascade CLO, LTD. Subordinated Notes(p)	Diversified Investment Vehicles	12/20/2020	31,000	24,843	24,843	2.7%
Garrison Funding 2013 – 1 Ltd. Subordinated Notes(e)(p)	Diversified Investment Vehicles	9/30/2023	15,000	15,000	15,000	1.6%
MidOcean Credit Fund Management LP(p)	Diversified Investment Vehicles	1/15/2024	37,600	34,058	34,058	3.7%
OFSI Fund VI, Ltd. Subordinated Notes(p)	Diversified Investment Vehicles	3/20/2025	38,000	32,895	32,895	3.5%
Related Fee Agreements(s)	Diversified Investment Vehicles		—	6,684	6,797	0.7%
Shackleton 2014-V CLO, LTD. Subordinated Notes(p)	Diversified Investment Vehicles	1/30/2015	26,250	26,250	26,250	2.8%
Sub Total Collateralized Securities				$153,380	$153,427	16.5%
Equity/Other – 16.4%(b)
Carlyle GMS Finance, Inc.(i)	Diversified Investment Vehicles		2,371	2,371	2,371	0.3%
CPX Interactive Holdings, LP – Warrants(e)(u)	Publishing		317	1,087	1,087	0.1%
CPX Interactive Holdings, LP – Series A Convertible Preferred Stock(d)(e)(u)	Publishing	8.00%	6	6,000	6,000	0.6%
Crowley Holdings, Inc. – Series A Preferred Stock(d)	Marine	12.00%	25	25,137	25,228	2.7%
Fifth Street Senior Loan Fund I, LLC(e)(p)	Diversified Investment Vehicles		14,455	14,455	14,455	1.6%
HIG Integrity Neutraceuticals(e)	Food Products		850	850	895	0.1%
Kahala Aviation Holdings, LLC – Preferred Stock(e)(o)(x)	Aerospace & Defense	13.00%	6,321	6,321	6,321	0.7
Kahala Aviation Holdings, LLC(e)(o)(r)(x)	Aerospace & Defense		—	—	—	—%
MBLOX Inc. – Warrants(e)	Internet Software & Services		1,531	—	777	0.1%

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS
(dollars in thousands)

March 31, 2014
(Unaudited)

Portfolio Company(a)(q)	Industry	Investment Coupon Rate/Maturity	Principal/Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
NewStar Arlington Fund LLC(p)	Diversified Investment Vehicles		$30,000	$30,000	$30,000	3.2%
Park Ave RE, Inc.(e)(o)(w)	Real Estate Management & Development		79	79	—	—%
Park Ave RE, Inc. – Preferred Stock(e)(o)(w)	Real Estate Management & Development	8.00%	7,809	7,809	7,809	0.8%
PennantPark Credit Opportunity Fund, LP(g)(p)	Diversified Investment Vehicles		10,000	10,000	10,791	1.2%
Precision Dermatology, Inc. – Warrants(e)	Pharmaceuticals		218	—	—	—%
S.B. Restaurant Co., Inc. – Warrants(e)	Hotels, Restaurants & Leisure		—	—	—	—%
SkyCross Inc. – Warrants(e)	Electronic Equipment, Instruments & Components		2,254	—	450	—%
South Grand MM CLO I, LLC(p)	Diversified Investment Vehicles		22,209	21,903	22,209	2.4%
Tennenbaum Waterman Fund, L.P.(e)(f)	Diversified Investment Vehicles		5,535	5,535	5,935	0.6%
The SAVO Group, Ltd. – Warrants(e)	Internet Software & Services		138	—	1,301	0.1%
THL Credit Greenway Fund II LLC(h)(p)	Diversified Investment Vehicles		11,899	11,899	11,938	1.3%
Visionary Integration Professionals, LLC – Warrants(e)(u)	IT Services		657	910	921	0.1%
World Business Lenders, LLC(e)	Consumer Finance		3,750	3,750	3,750	0.4%
Xplornet Communications Inc. – Warrants(e)	Diversified Telecommunication Services		10	—	—	—%
Zimbra, Inc. – Warrants (Second Lien Debt)(e)	Software		535	—	255	—%
Zimbra, Inc. – Warrants (Third Lien Bridge Note)(e)	Software		1,000	—	1,332	0.1%
Sub Total Equity/Other				$148,106	$153,825	16.4%
TOTAL INVESTMENTS – 102.0%(b)				$943,737	$949,665	102.0%

(a)	All of the Company's investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except Apidos XVI CLO, LTD. Subordinated Notes, Carlyle GMS Finance, Inc., CVP Cascade CLO, LTD. Subordinated Notes, Fifth Street Senior Loan Fund I, LLC, Garrison Funding 2013-1 Ltd. Subordinated Notes, MidOcean Credit Fund Management LP, NewStar Arlington Fund, LLC, NXT Capital LLC, OFSI Fund VI, Ltd. Subordinated Notes, PennantPark Credit Opportunity Fund LP, Related Fee Agreements, Shackleton 2014-V CLO, LTD. Subordinated Notes, South Grand MM CLO I, LLC, Tennenbaum Waterman Fund, L.P., THL Credit Greenway Fund II LLC, and Xplornet Communications, Inc.
(b)	Percentages are based on net assets of $930,416 thousand as of March 31, 2014.
(c)	Because there is no readily available market value for these investments, the fair value of these investments is determined in good faith by the Company's board of directors as required by the 1940 Act. (See Note 3 to the financial statements).
(d)	Terms of loan include PIK interest.
(e)	Non-income producing at March 31, 2014.

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS
(dollars in thousands)

(f)	The Company has committed to fund $10.0 million in Tennenbaum Waterman Fund, L.P. over a period ending no later than September 2015. The remaining commitment as of March 31, 2014 was $4.5 million.
(g)	The investment is subject to a three year lock-up restriction on withdrawals in year 4.
(h)	The Company has committed to fund $20.0 million in THL Credit Greenway II LLC over a period ending no later than March 2015. The remaining commitment as of March 31, 2014 was $8.1 million.
(i)	The Company has committed to fund $10.0 million in Carlyle GMS Finance, Inc. The remaining commitment as of March 31, 2014 was $7.6 million.
(j)	The Company has committed to fund a delayed draw term loan of $2.4 million in ABRA, Inc. The remaining commitment as of March 31, 2014 was $0.3 million.
(k)	The Company has committed to fund a delayed draw term loan of $2.6 million in ECI Acquisition Holdings, Inc. The remaining commitment as of March 31, 2014 was $2.6 million.
(l)	The Company has committed to fund a delayed draw term loan of $15.0 million in WBL SPE I, LLC. The remaining commitment as of March 31, 2014 was $10.5 million.
(m)	The Company has committed to fund a delayed draw term loan of $7.8 million in NextCare, Inc. The remaining commitment as of March 31, 2014 was $7.7 million.
(n)	The Company has committed to fund a delayed draw term loan of $2.0 million in EZE Trucking, Inc. The remaining commitment as of March 31, 2014 was $2.0 million.
(o)	The Company's investments are classified in accordance with the requirements of the Investment Company Act of 1940. Under the Investment Company Act of 1940, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities, maintains greater than 50% of the board representation or has the power to exercise control over the management or policies of such portfolio company.
(p)	The Company's investments are classified in accordance with the requirements of the Investment Company Act of 1940. Under the Investment Company Act of 1940, “Affiliated Investments” are defined as those non-control investments in companies in which the Company owns between 5% and 25% of the voting securities.
(q)	The Company's investments are classified in accordance with the requirements of the Investment Company Act of 1940. Under the Investment Company Act of 1940, “Non-affiliated Investments” are defined as investments that are neither Control Investments nor Affiliated Investments: The Company classifies all investments within the Consolidated Schedule of Investments which are not classified as Control Investments or Affiliated Investments as Non-affiliated Investments.
(r)	In accordance with subscription agreement executed with Kahala Aviation Holdings, LLC, dated December 23, 2013, the Company owns 84 common units of shares.
(s)	Related Fee Agreements consists of one investment with a fair value of $1,667 thousand that is classified as a “Non-affiliated Investment” and two investments with a total fair value of $5,130 thousand that are classified as “Affiliated Investments”.
(t)	The investment is on non-accrual status as of March 31, 2014.
(u)	Investments are held in the taxable wholly-owned, consolidated subsidiary, 54th Street Equity Holdings, Inc.
(v)	The Company has committed to fund a delayed draw term loan of $7.5 million in National Technical Systems, Inc. The remaining commitment as of March 31, 2014 was $1.3 million.
(w)	Park Ave RE, Inc. owns 100% of the equity of an operating company, Park Ave RE Holdings, LLC.
(x)	Through a taxable entity, Kahala Aviation Holdings, LLC owns 100% of the equity in an operating company, Kahala US OpCo LLC.

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS
(dollars in thousands)

The following table shows the portfolio composition by industry grouping based on fair value at March 31, 2014 (dollars in thousands):

	At March 31, 2014
	Investments at Fair Value	Percentage of Total Portfolio
Diversified Investment Vehicles	$251,126	26.5%
Health Care Providers & Services	65,043	6.9%
Food Products	62,892	6.7%
Media	56,698	6.0%
Publishing	55,374	5.8%
Aerospace & Defense	40,789	4.3%
Electronic Equipment, Instruments & Components	39,216	4.1%
Internet Software & Services	36,282	3.8%
Hotels, Restaurants & Leisure	34,497	3.6%
Real Estate Management & Development	31,897	3.4%
Consumer Finance	29,884	3.1%
Diversified Consumer Services	27,805	2.9%
Oil, Gas & Consumable Fuels	27,217	2.9%
Professional Services	25,729	2.7%
Marine	25,228	2.7%
Commercial Services & Supplies	13,670	1.4%
Automotive	12,875	1.4%
Technology – Enterprise Solutions	12,351	1.3%
Road & Rail	12,053	1.3%
Textiles, Apparel & Luxury Goods	11,974	1.3%
IT Services	10,883	1.1%
Commercial Banks	10,000	1.1%
Diversified Telecommunication Services	9,962	1.0%
Retailers (except food & drug)	9,825	1.0%
Chemicals	9,794	1.0%
Software	9,727	1.0%
Paper & Forest Products	7,999	0.8%
Business Equipment & Services	4,950	0.5%
Communications Equipment	3,925	0.4%
Pharmaceuticals	—	—%
Total	$949,665	100.0%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS
(dollars in thousands)

December 31, 2013

Portfolio Company(a)(q)	Industry	Investment Coupon Rate/Maturity	Principal/Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
Senior Secured First Lien Debt – 53.2%(b)
Adventure Interactive Corp.	Media	L+6.75% (8.00%), 3/22/2018	$19,873	$19,590	$19,575	3.1%
American Dental Partners, Inc.	Health Care Providers & Services	L+5.00% (6.00%), 2/9/2018	3,895	3,836	3,817	0.6%
American Importing Company, Inc.	Food Products	L+5.75% (7.00%), 5/23/2018	10,945	10,849	10,933	1.7%
Answers.com	Internet Software & Services	L+5.50% (6.50%), 12/20/2018	15,000	14,850	14,850	2.4%
AP Gaming I, LLC	Hotels, Restaurants & Leisure	L+8.25% (9.25%), 12/18/2020	10,000	9,700	9,700	1.5%
Avaya, Inc.	Communications Equipment	L+4.50% (4.79%), 10/26/2017	3,933	3,616	3,842	0.6%
BBTS Borrower LP	Oil, Gas & Consumable Fuels	L+6.50% (7.75%), 6/4/2019	5,955	5,900	5,985	1.0%
Creative Circle, LLC	Professional Services	L+5.25% (6.50%), 9/28/2017	7,697	7,573	7,735	1.2%
CST Industries, Inc.	Machinery	L+6.25% (7.75%), 5/23/2017	3,700	3,667	3,608	0.6%
Epic Health Services	Health Care Providers & Services	L+5.25% (6.50%), 10/16/2018	14,000	13,865	13,899	2.2%
Excelitas Technologies Corp.	Electronic Equipment, Instruments & Components	L+5.00% (6.00%), 10/25/2020	7,402	7,329	7,433	1.2%
Expera Specialty Solutions, LLC	Paper & Forest Products	L+6.25% (7.50%), 7/28/2018	7,960	7,812	8,040	1.3%
EZE Trucking, Inc.(d)(n)	Road & Rail	L+11.75%, (12.00%) 7/31/2018	12,411	12,354	12,147	1.9%
FairPay Solutions Inc. Term Loan A	Health Care Providers & Services	L+5.75% (7.00%), 1/16/2015	2,350	2,337	2,350	0.4%
FairPay Solutions Inc. Term Loan B	Health Care Providers & Services	L+6.50% (8.00%), 1/16/2015	7,500	7,459	7,500	1.2%
Global Telecom & Technology, Inc.	Internet Software & Services	L+5.50% (6.50%), 3/31/2016	7,600	7,524	7,559	1.2%
HIG Integrity Neutraceuticals	Food Products	L+8.75% (9.75%), 12/17/2018	23,000	22,658	22,655	3.6%
Ikaria Acquisitions, Inc.	Biotechnology	L+6.00% (7.25%), 7/31/2018	5,850	5,769	5,876	0.9%
Jackson Hewitt, Inc.	Diversified Consumer Services	L+8.50% (10.00%), 10/16/2017	13,328	13,254	13,195	2.1%
K2 Pure Solutions NoCal, L.P.	Chemicals	L+6.00% (7.00%), 8/19/2019	10,000	9,812	9,728	1.5%
Kahala US OpCo LLC(o)	Aerospace & Defense	L+8.00% (13.00%), 12/23/2028	15,860	15,860	15,860	2.5%
Miller Heiman	Media	L+5.75% (6.75%), 9/30/2018	15,250	14,810	15,174	2.4%
Mitel Networks Corp.	Communications Equipment	L+5.75% (7.00%), 2/27/2019	3,570	3,538	3,570	0.6%
National Technical Systems, Inc.	Professional Services	L+5.50% (6.75%), 11/22/2018	12,500	12,378	12,375	2.0%
NextCare, Inc.(m)	Health Care Providers & Services	L+5.50% (6.75%), 10/10/2017	17,492	17,246	17,272	2.8%
NXT Capital LLC	Commercial Banks	L+5.25% (6.25%), 9/4/2018	9,975	9,881	9,875	1.6%
Park Ave RE Holdings, LLC(o)	Real Estate Management & Development	L+8.00% (13.00%), 12/31/2017	9,750	9,750	9,750	1.6%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS
(dollars in thousands)

December 31, 2013

Portfolio Company(a)(q)	Industry	Investment Coupon Rate/Maturity	Principal/Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
PeopLease Holdings, LLC	Commercial Services & Supplies	L+10.00% (11.00%), 12/26/2018	$10,000	$9,801	$9,800	1.6%
Premier Dental Services Inc.	Health Care Providers & Services	L+7.00% (8.25%), 11/1/2018	3,960	3,861	3,985	0.6%
Pre-Paid Legal Services, Inc.	Diversified Consumer Services	L+5.00% (6.25%), 7/1/2019	7,313	7,247	7,354	1.2%
Riverboat Corp. of Mississippi	Hotels, Restaurants & Leisure	L+8.75% (10.00%), 11/29/2016	10,000	9,846	10,025	1.6%
Source Refrigeration & HVAC, Inc.	Commercial Services & Supplies	L+5.25% (6.75%), 4/30/2017	2,783	2,752	2,735	0.4%
The Tennis Channel Holdings, Inc.(d)	Media	L+8.50% (8.81%), 5/23/2017	15,209	14,814	14,787	2.4%
Trinity Consultants Holdings, Inc.	Commercial Services & Supplies	L+5.00% (6.25%), 4/15/2018	3,082	3,062	3,079	0.5%
United Central Industrial Supply Company, LLC	Commercial Services & Supplies	L+6.25% (7.50%), 10/12/2018	3,960	3,827	3,762	0.6%
WBL SPE I., LLC(l)	Consumer Finance	15.00%, 9/30/2016	3,750	3,713	3,750	0.6%
Sub Total Senior Secured First Lien Debt				$332,140	$333,580	53.2%
Senior Secured Second Lien Debt – 14.5%(b)
Boston Market	Hotels, Restaurants & Leisure	L+7.75% (8.75%), 12/13/2018	25,000	24,628	24,625	3.9%
CREDITCORP	Consumer Finance	12.00%, 7/15/2018	13,250	13,168	13,250	2.1%
Eureka Hunter Holdings, LLC	Oil, Gas & Consumable Fuels	12.50%, 8/16/2018	5,000	5,000	4,969	0.8%
H.D. Vest, Inc.	Diversified Consumer Services	L+8.00% (9.25%), 6/18/2019	8,750	8,650	8,641	1.4%
Linc Energy Finance USA, Inc.	Oil, Gas & Consumable Fuels	12.50%, 10/31/2017	9,000	8,866	9,853	1.6%
MBLOX Inc.	Internet Software & Services	10.75%, 9/28/2016	7,000	6,970	7,011	1.1%
NCP Finance Limited Partnership	Consumer Finance	L+9.75% (11.00%), 9/25/2015	7,980	7,827	7,940	1.3%
SkyCross, Inc.	Electronic Equipment, Instruments & Components	11.85%, 4/1/2017	5,000	4,976	4,979	0.8%
Teleflex Marine, Inc.(d)	Marine	13.50%, 8/24/2017	3,332	3,272	3,399	0.5%
Zimbra, Inc.	Software	10.75%, 7/11/2016	6,000	5,974	6,137	1.0%
Sub Total Senior Secured Second Lien Debt				$89,331	$90,804	14.5%
Subordinated Debt – 9.5%(b)
Gold, Inc.(d)	Textiles, Apparel & Luxury Goods	15.00%, 12/31/2017	12,163	11,938	11,977	1.9%
S.B. Restaurant Co., Inc. – Senior Subordinated Debt(d)(e)	Hotels, Restaurants & Leisure	1/10/2018	134	88	88	—%
S.B. Restaurant Co., Inc.(d)(e)(r)	Hotels, Restaurants & Leisure	14.00%, 1/10/2018	4,050	3,974	2,024	0.3%
The SAVO Group, Ltd.	Internet Software & Services	10.95%, 3/28/2017	5,000	4,978	5,005	0.8%
Varel International Energy Mezzanine Funding Corp.(d)	Oil, Gas & Consumable Fuels	14.00%, 1/15/2018	10,395	10,311	11,251	1.8%
Vestcom Acquisition, Inc.	Media	12.00%, 6/26/2019	7,500	7,434	7,525	1.2%
Visionary Integration Professionals, LLC	IT Services	13.00%, 12/3/2018	11,017	9,844	9,831	1.6%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS
(dollars in thousands)

December 31, 2013

Portfolio Company(a)(q)	Industry	Investment Coupon Rate/Maturity	Principal/Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
Xplornet Communications, Inc.	Diversified Telecommunication Services	13.00%, 12/25/2020	$10,000	$10,000	$10,000	1.6%
Zimbra, Inc.	Software	12.00%, 7/10/2018	2,000	2,000	2,000	0.3%
Sub Total Subordinated Debt				$60,567	$59,701	9.5%
Collateralized Securities – 16.9%(b)
Apidos XVI CLO, LTD. Subordinated Notes(e)(p)	Diversified Investment Vehicles	1/19/2025	15,000	13,650	13,650	2.2%
Catamaran CLO 2013-1 Ltd. Subordinated Notes(p)	Diversified Investment Vehicles	1/27/2025	19,500	17,940	20,404	3.2%
CVP Cascade CLO-1, LTD. Subordinated Notes(e)(p)	Diversified Investment Vehicles	12/20/2020	31,000	28,086	28,086	4.5%
Garrison Funding 2013 – 1 Ltd. Subordinated Notes(e)(p)	Diversified Investment Vehicles	9/30/2023	15,000	15,000	15,000	2.4%
JMP Credit Advisors CLO II Ltd. Subordinated Notes(p)	Diversified Investment Vehicles	4/30/2023	6,000	5,700	6,099	1.0%
MC Funding Ltd. Preferred Shares	Diversified Investment Vehicles	12/20/2020	4,000	3,366	2,163	0.3%
MidOcean Credit CLO II, Ltd. Subordinated Notes(e)(p)	Diversified Investment Vehicles	1/15/2024	20,543	20,543	20,543	3.3%
Sub Total Collateralized Securities				$104,285	$105,945	16.9%
Equity/Other – 16.7%(b)
Carlyle GMS Finance, Inc.(e)(i)	Diversified Investment Vehicles		2,221	2,221	2,173	0.3%
Crowley Holdings Preferred, LLC – Series A Preferred Shares(d)	Marine	12.00%	25	25,000	25,000	4.0%
HIG Integrity Neutraceuticals	Food Products		850	850	850	0.1%
Kahala Aviation Holdings, LLC(e)(o)(j)(t)	Aerospace & Defense		—	—	—	—%
Kahala Aviation Holdings, LLC – Preferred Shares(e)(o)(t)	Aerospace & Defense	13.00%	5,271	5,271	5,271	0.8%
MBLOX Inc. – Warrants(e)	Internet Software & Services		1,531	—	705	0.1%
NewStar Arlington Fund LLC(p)	Diversified Investment Vehicles		30,000	30,000	30,000	4.8%
Park Ave RE, Inc.(e)(o)(s)	Real Estate Management & Development		33	33	33	—%
Park Ave RE, Inc. – Preferred Shares(e)(o)(s)	Real Estate Management & Development	8.00%	3,218	3,218	3,218	0.5%
PennantPark Credit Opportunities Fund, LP(g)(p)	Diversified Investment Vehicles		10,000	10,000	10,550	1.7%
Precision Dermatology, Inc. – Warrants(e)	Pharmaceuticals		218	—	—	—%
S.B. Restaurant Co., Inc. – Warrants(e)	Hotels, Restaurants & Leisure		—	—	—	—%
SkyCross, Inc. – Warrants(e)	Electronic Equipment, Instruments & Components		1,127	—	450	0.1%
South Grand MM CLO I, LLC(e)(p)	Diversified Investment Vehicles		872	872	872	0.1%
Tennenbaum Waterman Fund, L.P.(e)(f)	Diversified Investment Vehicles		8,891	8,891	9,611	1.5%
The SAVO Group, Ltd. – Warrants(e)	Internet Software & Services		138	—	1,302	0.2%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS
(dollars in thousands)

December 31, 2013

Portfolio Company(a)(q)	Industry	Investment Coupon Rate/Maturity	Principal/Number of Shares	Amortized Cost	Fair Value(c)	% of Net Assets
THL Credit Greenway Fund II LLC(h)(p)	Diversified Investment Vehicles		$8,938	$8,938	$9,005	1.4%
Visionary Integration Professionals, LLC – Warrants(e)	IT Services		657	910	910	0.1%
World Business Lenders, LLC(e)	Consumer Finance		3,750	3,750	3,751	0.6%
Xplornet Communications Inc. – Warrants(e)	Diversified Telecommunication Services		10	—	—	—%
Zimbra, Inc. – Warrants (Second Lien Debt)(e)	Software		535	—	447	0.1%
Zimbra, Inc. – Warrants (Third Lien Bridge Note)(e)	Software		1,000	—	1,598	0.3%
Sub Total Equity/Other				$99,954	$105,746	16.7%
TOTAL INVESTMENTS – 110.8%(b)				$686,277	$695,776	110.8%

(a)	All of the Company’s investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except Apidos XVI CLO, LTD. Subordinated Notes, Carlyle GMS Finance, Inc., Catamaran CLO 2013-1 Ltd. Subordinated Notes, CVP Cascade CLO-1, LTD. Subordinated notes, Garrison Funding 2013-1 Ltd. Subordinated Notes, JMP Credit Advisors CLO II Ltd. Subordinated Notes, MC Funding Ltd. Preferred Shares, MidOcean Credit CLO II, Ltd., Mitel Networks Corp., NewStar Arlington Fund, LLC, NXT Capital LLC, PennantPark Credit Opportunities Fund LP, South Grand MM CLO I, LLC, Tennenbaum Waterman Fund, L.P., THL Credit Greenway Fund II LLC, and Xplornet Communications, Inc.
(b)	Percentages are based on net assets of $627,903 thousand as of December 31, 2013.
(c)	Because there is no readily available market value for these investments, the fair value of these investments is determined in good faith by the Company’s board of directors as required by the Investment Company Act of 1940. (See Note 3 to the financial statements).
(d)	Terms of loan include PIK interest.
(e)	Non-income producing at December 31, 2013.
(f)	The Company has committed to fund $10.0 million in Tennenbaum Waterman Fund, L.P. over a period ending no later than September 2015. The remaining commitment as of December 31, 2013 was $1.1 million.
(g)	The investment is subject to a three year lock-up restriction on withdrawals in year 4.
(h)	The Company has committed to fund $20.0 million in THL Credit Greenway II LLC over a period ending no later than March 2015. The remaining commitment as of December 31, 2013 was $11.1 million.
(i)	The Company has committed to fund $10.0 million in Carlyle GMS Finance, Inc. The remaining commitment as of December 31, 2013 was $7.8 million.
(j)	In accordance with subscription agreement executed with Kahala Aviation Holdings, LLC, dated December 23, 2013, the Company owns 84 common units of shares.
(k)	The Company has committed to fund a delayed draw term loan of $7.5 million in National Technical Systems, Inc. The remaining commitment as of December 31, 2013 was $7.5 million.
(l)	The Company has committed to fund a delayed draw term loan of $15.0 million in WBL SPE I, LLC. The remaining commitment as of December 31, 2013 was $11.3 million.
(m)	The Company has committed to fund a delayed draw term loan of $10.9 million in NextCare, Inc. The remaining commitment as of December 31, 2013 was $4.8 million.
(n)	The Company has committed to fund a delayed draw term loan of $2.0 million in EZE Trucking, Inc. The remaining commitment as of December 31, 2013 was $2.0 million.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS
(dollars in thousands)

(o)	The Company’s investments are classified in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities, maintains greater than 50% of the board representation or has the power to exercise control over the management or policies of such portfolio company.
(p)	The Company’s investments are classified in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Affiliated Investments” are defined as those non-control investments in companies in which the Company owns between 5% and 25% of the voting securities.
(q)	The Company’s investments are classified in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Non-affiliated Investments” are defined as investments that are neither Control Investments nor Affiliated Investments. The Company classifies all investments within the Consolidated Schedule of Investments which are not classified as Control Investments or Affiliated Investments as Non-affiliated Investments.
(r)	The investment is on non-accrual status as of December 31, 2013.
(s)	Park Ave RE, Inc. owns 100% of the equity of an operating company, Park Ave RE Holdings, LLC.
(t)	Through a taxable entity, Kahala Aviation Holdings, LLC owns 100% of the equity in an operating company, Kahala US OpCo LLC.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

CONSOLIDATED SCHEDULE OF INVESTMENTS
(dollars in thousands)

The following table shows the portfolio composition by industry grouping based on fair value at December 31, 2013 (dollars in thousands):

	At December 31, 2013
	Investments at Fair Value	Percentage of Total Portfolio
Diversified Investment Vehicles	$168,156	24.2%
Media	57,061	8.2
Health Care Providers & Services	48,823	7.0
Hotels, Restaurants & Leisure	46,462	6.7
Internet Software & Services	36,432	5.2
Food Products	34,438	4.9
Oil, Gas & Consumable Fuels	32,058	4.6
Diversified Consumer Services	29,190	4.2
Consumer Finance	28,691	4.1
Marine	28,399	4.1
Aerospace & Defense	21,131	3.0
Professional Services	20,110	2.9
Commercial Services & Supplies	19,376	2.8
Real Estate Management & Development	13,001	1.9
Electronic Equipment, Instruments & Components	12,862	1.9
Road & Rail	12,147	1.8
Textiles, Apparel & Luxury Goods	11,977	1.7
IT Services	10,741	1.5
Software	10,182	1.5
Diversified Telecommunication Services	10,000	1.4
Commercial Banks	9,875	1.4
Chemicals	9,728	1.4
Paper & Forest Products	8,040	1.2
Communications Equipment	7,412	1.1
Biotechnology	5,876	0.8
Machinery	3,608	0.5
Total	$695,776	100.0%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 1 — Organization and Basis of Presentation

Business Development Corporation of America (the “Company”), incorporated in Maryland on May 5, 2010, is an externally managed, non-diversified closed-end investment company that elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes beginning with the taxable year ended December 31, 2011 and that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is, therefore, required to comply with certain regulatory requirements as promulgated under the 1940 Act. The Company is managed by BDCA Adviser, LLC (the “Adviser”) pursuant to the terms of the Investment Advisory and Management Services Agreement, as amended (the “Investment Advisory Agreement”). The Adviser was formed in Delaware as a private investment management firm and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser oversees the management of the Company’s activities and is responsible for making investment decisions for its portfolio.

On January 25, 2011, the Company commenced its initial public offering (the “IPO”) on a “reasonable best efforts basis” of up to 150.0 million shares of common stock, $0.001 par value per share, at an initial offering price of $10.00 per share, subject to certain volume and other discounts, pursuant to a registration statement on Form N-2 (File No. 333-166636) (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended. The Company sold 22,222 shares of common stock to its Adviser, an entity wholly owned by AR Capital, LLC (formerly known as American Realty Capital II, LLC) (the “Sponsor”) on July 8, 2010 at $9.00 per share, which represents the initial public offering price of $10.00 per share minus selling commissions of $0.70 per share and dealer manager fees of $0.30 per share. On August 25, 2011, the Company had raised sufficient funds to break escrow on its IPO and commenced operations as of that date. As of March 31, 2014, the Company had issued 94.1 million shares of common stock for gross proceeds of $1.0 billion including the shares purchased by the Sponsor and shares issued under the Company’s distribution reinvestment plan (“DRIP”). As of March 31, 2014, the Company had repurchased 0.3 million shares of common stock for payments of $2.6 million.

On July 13, 2012, the Company, through a wholly-owned, consolidated subsidiary, 405 TRS I, LLC (“405 Sub”), entered into a total return swap agreement (“TRS”) with Citibank, N.A. (“Citi”), which was subsequently amended on October 17, 2012, December 7, 2012, May 10, 2013, July 18, 2013 and October 15, 2013 increasing the maximum possible exposure under the TRS to $350.0 million. The 405 Sub is included within the Company’s consolidated financial statements. The consolidated financial statements include both the Company’s account and the account of 405 Sub. All significant intercompany transactions have been eliminated in consolidation.

On July 24, 2012, the Company, through a wholly-owned, consolidated special purpose financing subsidiary, BDCA Funding I, LLC (“Funding I”), entered into a revolving credit facility (the “Wells Fargo Credit Facility”) with Wells Fargo Bank, National Association, as lender, Wells Fargo Securities, as administrative agent (together, “Wells Fargo”) and U.S. Bank National Association, as collateral agent, account bank and collateral custodian. The Wells Fargo Credit Facility, which was subsequently amended on April 26, 2013 and September 9, 2013, provides for borrowings in an aggregate principal amount of up to $200.0 million on a committed basis, with a term of 60 months.

On February 21, 2014, the Company, through a newly-formed, wholly-owned, consolidated special purpose financing subsidiary, BDCA 2L Funding I, LLC (“2L Funding I”), entered into a revolving credit facility with Deutsche Bank AG, New York Branch as administrative agent and U.S. Bank National Association as collateral agent and collateral custodian (the “Deutsche Bank Credit Facility”). The Deutsche Bank Credit Facility provides for borrowings in an aggregate principal amount of up to $60.0 million on a committed basis, with a 36 month term.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 1 — Organization and Basis of Presentation – (continued)

The Company has formed and expects to continue to form taxable wholly-owned, consolidated subsidiaries (the “Taxable Consolidated Subsidiaries”). These Taxable Consolidated Subsidiaries are taxed as corporations for federal income tax purposes and allow the Company to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code.

The Company’s investment objective is to generate both current income and to a lesser extent long-term capital appreciation through debt and equity investments. The Company anticipates that during its offering period it will invest largely in first and second lien senior secured loans and mezzanine debt issued by middle market companies. The Company may also purchase, directly or through the TRS, interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans. First and second lien secured loans generally are senior debt instruments that rank ahead of subordinated debt and equity in bankruptcy priority and are generally secured by liens on the operating assets of a borrower which may include inventory, receivables, plant, property and equipment. Mezzanine debt is subordinated to senior loans and is generally unsecured. The Company defines middle market companies as those with annual revenues between $10 million and $1 billion. The Company may also invest in the equity and junior debt tranches of collateralized loan obligation investment vehicles (“Collateralized Securities”). Structurally, Collateralized Securities are entities that are formed to manage a portfolio of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The senior secured loans within these Collateralized Securities are limited to senior secured loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create a diverse investment portfolio. The Company expects that each investment will range between approximately $1 million and $25 million, although this investment size will vary proportionately with the size of its capital base. As the Company increases its capital base during the offering period, it intends to have a substantial portion of its assets invested in customized direct loans to and equity securities of middle market companies. In most cases, companies to whom the Company provides customized financing solutions will be privately held at the time the Company invests in them.

The Company has entered into a fund administration servicing agreement and a fund accounting servicing agreement with U.S. Bancorp Fund Services, LLC (the “Administrator”). The Administrator provides services, such as accounting, financial reporting, legal and compliance support and investor relations support, necessary for the Company to operate. On August 13, 2012, the Company entered into a custody agreement with U.S. Bank National Association (“U.S. Bank”). Under the custody agreement, U.S. Bank holds all of the portfolio securities and cash of the Company for certain of its subsidiaries, and transfers such securities or cash pursuant to the Company’s instructions. The custody agreement is terminable by either party, without penalty, on not less than ninety days prior notice to the other party.

Realty Capital Securities, LLC (the “Dealer Manager”), an entity under common ownership with the Sponsor, serves as the dealer manager of the Company’s IPO. The Adviser and the Dealer Manager are related parties and receive compensation and fees for services related to the IPO and for the investment and management of the Company’s assets. The Adviser receives fees during the offering, operational and liquidation stages, and the Dealer Manager receives fees during the offering stage.

Note 2 — Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, (“U.S. GAAP”).

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 2 — Summary of Significant Accounting Policies  – (continued)

The Company consolidates its wholly-owned subsidiaries, Funding I, 2L Funding I, Taxable Consolidated Subsidiaries, and 405 Sub. All significant intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Portfolio Investments

Portfolio investments are reported on the balance sheet at fair value. On a quarterly basis, the Company performs an analysis of each investment to determine fair value as follows:

Securities for which market quotations are readily available on an exchange are valued at the reported closing price on the valuation date. The Company may also obtain quotes with respect to certain of the Company’s investments from pricing services or brokers or dealers in order to value assets. When doing so, the Company determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. If determined adequate, the Company uses the quote obtained.

Investments without a readily determined market value are primarily valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in fair value pricing the Company’s investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process.

For an investment in an investment fund that does not have a readily determinable fair value, the Company measures the fair value of the investment predominately based on the net asset value per share of the investment fund if the net asset value of the investment fund is calculated in a manner consistent with the measurement principles of Financial Accounting Standards Board, (“FASB”), Accounting Standards Codification, (“ASC”), Topic 946, Financial Services-Investment Companies, as of the Company’s measurement date. However, in determining the fair value of the Company’s investment, the Company may make adjustments to the net asset value per share in certain circumstances, based on the Company’s analysis of any restrictions on redemption of the shares of the investment as of the measurement date.

The value of our TRS is primarily based on the increase or decrease in the value of the loans underlying the TRS, as determined by Citi based upon indicative pricing by an independent third-party pricing service.

For investments in Collateralized Securities, the Company models both the assets and liabilities of each Collateralized Securities’ capital structure. The model uses a waterfall engine to store the collateral data, generate collateral cash flows from the assets, and distribute the cash flows to the liability structure based on the priority of payments. The waterfall cash flows are discounted using rates that incorporate risk factors such

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 2 — Summary of Significant Accounting Policies  – (continued)

as default risk, interest rate risk, downgrade risk, and credit spread risk, among others. In addition, the Company considers broker quotations and/or quotations provided by pricing services as an input to determining fair value when available.

As part of the Company’s quarterly valuation process the Adviser may be assisted by an independent valuation firm engaged by the Company’s board of directors. The audit committee of the Company’s board of directors reviews each preliminary valuation and the Adviser and an independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee. The board of directors then discusses the valuations and determines the fair value of each investment, in good faith, based on the input of the Adviser, the independent valuation firm (to the extent applicable) and the audit committee of the board of directors.

Because there is not a readily available market value for most of the investments in its portfolio, the Company values substantially all of its portfolio investments at fair value as determined in good faith by its board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “control” is defined as the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. In addition, any person “who owns beneficially, either directly or through one or more controlled companies, more than 25 per centum of the voting securities of a company shall be presumed to control such company. Any person who does not so own more than 25 per centum of the voting securities of any company shall be presumed not to control such company”. Using this definition, the Company has determined to treat “Control Investments” as investments in companies in which the Company owns more than 25% of the voting securities, maintains greater than 50% of the board representation or has the power to exercise control over the management or policies of such portfolio company. Consistent with the 1940 Act, “Affiliated Investments” are defined as those non-control investments in companies in which the Company owns between 5% and 25% of the voting securities. Consistent with the 1940 Act, “Non-affiliated Investments” are defined as investments that are neither Control Investments nor Affiliated Investments.

Where appropriate, prior period financial statements have been reclassified to disclose the Company’s Control Investments and Affiliate Investments as defined above. In addition, prior period financial statements have been reclassified to present investment industry classifications in a consistent manner with the current year.

Cash and Cash Equivalents

Cash and cash equivalents include short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value. Per Section 12(d)(1)(A) of the 1940 Act, the Company may not invest in another registered investment company, including a money market fund, if any of the following occur:

•	the Company owns more than 3% of the money market fund;

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 2 — Summary of Significant Accounting Policies  – (continued)

•	the Company holds securities in the money market fund having an aggregate value in excess of 5% of the value of the total assets of the Company; or
•	the Company holds securities in money market funds and other registered investment companies having an aggregate value in excess of 10% of the value of the total assets of the Company.

Offering Costs

The Company has incurred certain costs in connection with the registration of shares of its common stock. These costs principally relate to professional fees, printing fees, fees paid to the SEC and fees paid to the Financial Industry Regulatory Authority. Offering costs are recorded as a reduction to contributed capital.

Pursuant to the Investment Advisory Agreement, the Company and the Adviser have agreed that the Company will not be liable for offering costs to the extent that together with all prior offering costs the amounts exceed 1.5% of the aggregate gross proceeds from the Company’s on-going offering.

Deferred Financing Costs

Financing costs incurred in connection with the Company’s revolving credit facilities with Wells Fargo and Deutsche Bank are capitalized and amortized into expense using the straight-line method over the life of the respective facility. See Note 5 — Borrowings — for details on the credit facilities.

Distributions

The Company has declared and paid cash distributions to stockholders on a monthly basis since it commenced operations. The amount of each such distribution will be subject to the discretion of the board of directors and applicable legal restrictions related to the payment of distributions. The Company will calculate each stockholder’s specific distribution amount for the month using record and declaration dates and accrue distributions on the date the Company accepts a subscription for shares of the Company’s common stock. From time to time, the Company may also pay interim distributions, including capital gains distributions, at the discretion of the Company’s board of directors. The Company’s distributions may exceed earnings, especially during the period before it has substantially invested the proceeds from the offering. As a result, a portion of the distributions made by the Company may represent a return of capital for U.S. federal income tax purposes. A return of capital is a return of each stockholder’s investment rather than earnings or gains derived from the Company’s investment activities.

The Company may fund cash distributions to stockholders from any sources of funds available to the Company, including expense payments from the Adviser that are subject to reimbursement, as well as offering proceeds and borrowings. The Company has not established limits on the amount of funds it may use from available sources to make distributions.

Distribution Reinvestment Program

The Company has adopted an “opt in” DRIP pursuant to which investors may elect to have the full amount of their cash distributions reinvested in additional shares of the Company’s common stock. Participants in the Company’s DRIP are free to elect or revoke reinstatement in the DRIP within a reasonable time as specified in the plan. If an investor does not elect to participate in the plan, the investor will automatically receive any distributions the Company declares in cash. The Company expects to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the DRIP. The investors’ reinvested distributions will purchase shares at a price equal to 90% of the price that shares are sold in the offering at the closing immediately following the distribution payment date.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 2 — Summary of Significant Accounting Policies  – (continued)

Revenue Recognition

Interest Income

Investment transactions are accounted for on the trade date. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discounts and premiums on investments purchased are accreted/amortized over the expected life of the respective investment using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortizations of premium on investments.

The Company has a number of investments in Collateralized Securities. Interest income from investments in the “equity” class of these Collateralized Securities (in the Company’s case, preferred shares or subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC Topic 325-40-35, Beneficial Interests in Securitized Financial Assets. The Company monitors the expected cash inflows from its equity investments in Collateralized Securities, including the expected principal repayments. The effective yield is determined and updated quarterly.

Payment-in-Kind Interest

The Company holds debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is generally recorded on the accrual basis.

Non-accrual income

Investments are placed on non-accrual status when principal or interest/dividend payments are past due 30 days or more and/or when there is reasonable doubt that principal or interest will be collected. Accrued cash and un-capitalized PIK interest is generally reversed when an investment is placed on non-accrual status. Previously capitalized PIK interest is not reversed when an investment is placed on non-accrual status. Interest payments received on non-accrual investments may be recognized as income or applied to principal depending upon management’s judgment of the ultimate outcome. Non-accrual investments are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

Gains or losses on the sale of investments are calculated using the specific identification method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Income Taxes

The Company has elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Generally, a RIC is exempt from federal income taxes if it distributes to stockholders at least 90% of “Investment Company Taxable Income,” as defined in the Code, each year. Distributions paid up to one year after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. The Company intends to make sufficient distributions to maintain its RIC status each year. The Company is also subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income each calendar year, 98.2% of capital gain net income for the one year period ending on October 31 of such calendar year, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes. The Company will generally endeavor each year to avoid any federal excise taxes.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 2 — Summary of Significant Accounting Policies  – (continued)

Share Repurchase Program

The Company’s board of directors has adopted a Share Repurchase Program (“SRP”) that enables the Company’s stockholders to sell their shares to the Company in limited circumstances. On September 12, 2012, the Company commenced its first quarterly tender offer pursuant to the SRP. The Company intends to conduct tender offers on a quarterly basis on such terms as may be determined by its board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of its board of directors, such repurchases would not be in the Company’s best interests or would violate applicable law.

The Company currently intends to limit the number of shares to be repurchased during any calendar year to the number of shares it can repurchase with the proceeds it receives from the sale of shares under its DRIP. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable period to repurchase shares. In addition, as of the date of this filing, the Company will limit the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares that the Company offers to repurchase may be less in light of the limitations noted above. The Company will offer to repurchase such shares on each date of repurchase at a price equal to 92.5% of the share price in effect on each date of repurchase, which will be determined in the same manner that the Company determined the offering price per share for purposes of its continuous public offering. The Company’s board of directors may amend, suspend or terminate the repurchase program at any time upon 30 days’ notice.

As of March 31, 2014, the Company had repurchased 0.3 million shares of common stock for payments of $2.6 million. As of March 31, 2013, the Company had repurchased 0.04 million shares of common stock for payments of $0.4 million.

New Accounting Pronouncements

In June 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-08, Financial Services —  Investment Companies (ASC Topic 946), which affects the scope, measurement and disclosure requirements for investment companies under U.S. GAAP. The amendments: (i) change the approach to the investment company assessment in ASC Topic 946, clarify the characteristics of an investment company, and provide comprehensive guidance for assessing whether an entity is an investment company; (ii) require an investment company to measure non-controlling ownership interests in other investment companies at fair value rather than the equity method of accounting; and (iii) require the following additional disclosures (a) the fact that the entity is an investment company and is applying the guidance in ASC Topic 946, (b) information about changes, if any, in an entity’s status as an investment company, and (c) information about financial support provided or contractually required to be provided by an investment company to any of its investees. This guidance is effective for interim an annual reporting periods beginning on or after December 15, 2013. Management has reviewed the impact of this accounting pronouncement but does not believe it has a material impact on the Company.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 3 — Fair Value of Financial Instruments

Accounting guidance establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

The Company determines fair value based on quoted prices when available or through the use of alternative approaches, such as discounting the expected cash flows using market interest rates commensurate with the credit quality and duration of the investment. This alternative approach also reflects the contractual terms of the derivatives, if any, including the period to maturity, and uses observable market-based inputs, including interest rate curves and implied volatilities. The guidance defines three levels of inputs that may be used to measure fair value:

•	Level 1 — Quoted prices in active markets for identical assets and liabilities that the reporting entity has the ability to access at the measurement date.
•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset and liability or can be corroborated with observable market data for substantially the entire contractual term of the asset or liability.
•	Level 3 — Unobservable inputs that reflect the entity’s own assumptions about the assumptions that market participants would use in the pricing of the asset or liability and are consequently not based on market activity, but rather through particular valuation techniques.

The determination of where an asset or liability falls in the above hierarchy requires significant judgment and factors specific to the asset or liability. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. The Company evaluates its hierarchy disclosures each quarter and depending on various factors, it is possible that an asset or liability may be classified differently from quarter to quarter.

All of the Company’s investment portfolio at March 31, 2014 was comprised of debt and equity instruments for which Level 1 inputs, such as quoted prices, were not available. Therefore, at March 31, 2014, the investments were valued at fair value as determined in good faith using the valuation policy approved by the board of directors using Level 2 and Level 3 inputs. The Company evaluates the source of inputs, including any markets in which the Company’s investments are trading, in determining fair value. Due to the inherent uncertainty in the valuation process, the estimate of fair value of the Company’s investment portfolio at March 31, 2014 may differ materially from values that would have been used had a ready market for the securities existed.

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the board of directors. Portfolio investments are reported on the balance sheet at fair value. On a quarterly basis the Company performs an analysis of each investment to determine fair value as described below.

Securities for which market quotations are readily available on an exchange are valued at the reported closing price on the valuation date. The Company may also obtain quotes with respect to certain of the Company’s investments from pricing services or brokers or dealers in order to value assets. When doing so, the Company determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. If determined adequate, the Company uses the quote obtained.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 3 — Fair Value of Financial Instruments – (continued)

Investments without a readily determined market value are primarily valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in fair value pricing the Company’s investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process.

For an investment in an investment fund that does not have a readily determinable fair value, the Company measures the fair value of the investment predominately based on the net asset value per share of the investment fund if the net asset value of the investment fund is calculated in a manner consistent with the measurement principles of ASC Topic 946, Financial Services-Investment Companies, as of the Company’s measurement date. However, in determining the fair value of the Company’s investment, the Company may make adjustments to the net asset value per share in certain circumstances, based on the Company’s analysis of any restrictions on redemption of the shares of the investment as of the measurement date. The value of our TRS is primarily based on the increase or decrease in the value of the loans underlying the TRS, as determined by Citi based upon indicative pricing by an independent third-party pricing service.

For investments in Collateralized Securities, the Company models both the assets and liabilities of each Collateralized Securities’ capital structure. The model uses a waterfall engine to store the collateral data, generate collateral cash flows from the assets, and distribute the cash flows to the liability structure based on priority of payments. The waterfall cash flows are discounted using rates that incorporate risk factors such as default risk, interest rate risk, downgrade risk, and credit spread risk, among others. In addition, the Company considers broker quotations and/or quotations provided by pricing services as an input to determining fair value when available.

As part of the Company’s quarterly valuation process, the Adviser may be assisted by an independent valuation firm engaged by the Company’s board of directors. The audit committee of the board of directors reviews each preliminary valuation and the Adviser and an independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee. The board of directors then discusses the valuations and determines the fair value of each investment, in good faith, based on the input of the Adviser, the independent valuation firm (to the extent applicable) and the audit committee of the board of directors.

Determination of fair values involves subjective judgments and estimates. Accordingly, the notes to the consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations on the consolidated financial statements.

As of March 31, 2014, the Company had one portfolio company, which represented two portfolio investments, on non-accrual status with a total principal amount of $4.2 million, amortized cost of $4.1 million, and no fair value which represented 0.4% and 0.4% of the investment portfolio total principal and amortized cost, respectively. The Company did not have any portfolio investments on non-accrual status

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 3 — Fair Value of Financial Instruments – (continued)

as of March 31, 2013. Refer to Note 2 — Summary of Significant Accounting Policies — in the consolidated financial statements included in this report for additional details regarding the Company’s non-accrual policy.

For discussion of the fair value measurement of the Company’s borrowings, refer to Note 5 — Borrowings - in the consolidated financial statements included in this report.

The following table presents fair value measurements of investments, by major class, as of March 31, 2014, according to the fair value hierarchy (dollars in thousands):

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Senior Secured First Lien Debt	$—	$157,102	$301,521	$458,623
Senior Secured Second Lien Debt	—	42,102	83,813	125,915
Subordinated Debt	—	—	57,875	57,875
Collateralized Securities	—	—	153,427	153,427
Equity/Other	—	—	153,825	153,825
Total Return Swap	—	3,278	—	3,278
Total	$—	$202,482	$750,461	$952,943

The following table presents fair value measurements of investments, by major class, as of December 31, 2013, according to the fair value hierarchy (dollars in thousands):

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Senior Secured First Lien Debt	$—	$137,825	$195,755	$333,580
Senior Secured Second Lien Debt	—	39,684	51,120	90,804
Subordinated Debt	—	—	59,701	59,701
Collateralized Securities	—	—	105,945	105,945
Equity/Other	—	—	105,746	105,746
Total Return Swap	—	3,180	—	3,180
Total	$—	$180,689	$518,267	$698,956

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended March 31, 2014 (dollars in thousands):

	Senior Secured First Lien Debt	Senior Secured Second Lien Debt	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Balance as of December 31, 2013	$195,755	$51,120	$59,701	$105,945	$105,746	$518,267
Net unrealized gains	(139)	(268)	(2,044)	(1,613)	(75)	(4,139)
Purchases and other adjustments to cost	147,286	41,233	218	95,741	52,461	336,939
Sales and redemptions	(41,479)	(8,332)	—	(49,283)	(4,503)	(103,597)
Net realized gain	98	60	—	2,637	196	2,991
Net transfers in and/or out	—	—	—	—	—	—
Balance as of March 31, 2014	$301,521	$83,813	$57,875	$153,427	$153,825	$750,461

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 3 — Fair Value of Financial Instruments – (continued)

	Senior Secured First Lien Debt	Senior Secured Second Lien Debt	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized gain:	$(58)	$(170)	$(2,044)	$1,249	$(75)	$(1,098)

Purchases represent the acquisition of new investments at cost. Redemptions represent principal payments received during the period.

For the three months ended March 31, 2014, there were no transfers out of Level 1, Level 2, or Level 3.

Transfers between levels, if any, are recognized at the beginning of the period in which transfers occur.

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended December 31, 2013 (dollars in thousands):

	Senior Secured First Lien Debt	Senior Secured Second Lien Debt	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Balance as of December 31, 2012	$25,190	$8,258	$3,939	$8,533	$6,112	$52,032
Net unrealized gains (losses)	(236)	300	(880)	1,637	5,434	6,255
Purchases and other adjustments to cost	215,368	42,562	56,642	135,289	97,293	547,154
Sales and redemptions	(35,197)	—	—	(41,066)	(3,093)	(79,356)
Net realized gain	418	—	—	1,552	—	1,970
Net transfers in and/or out	(9,788)	—	—	—	—	(9,788)
Balance as of December 31, 2013	$195,755	$51,120	$59,701	$105,945	$105,746	$518,267
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized gain (loss):	$(110)	$300	$(880)	$1,899	$5,434	$6,643

Purchases represent the acquisition of new investments at cost. Redemptions represent principal payments received during the period.

For the year ended December 31, 2013, there were no transfers out of Level 1 to Level 2 or out of Level 2 to Level 3.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 3 — Fair Value of Financial Instruments – (continued)

For the year ended December 31, 2013, an investment in 1 portfolio company was transferred from Level 3 to Level 2 as the number and/or reliability of market quotes became available for this investment and has been subsequently used for valuation purposes.

Transfers between levels, if any, are recognized at the beginning of the period in which transfers occur.

The composition of the Company’s investments as of March 31, 2014, at amortized cost and fair value, were as follows (dollars in thousands):

	Investments at Amortized Cost	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured First Lien Debt	$457,180	$458,623	48.3%
Senior Secured Second Lien Debt	124,286	125,915	13.3%
Subordinated Debt	60,785	57,875	6.1%
Collateralized Securities	153,380	153,427	16.1%
Equity/Other	148,106	153,825	16.2%
Total	$943,737	$949,665	100.0%

The composition of the Company’s investments as of December 31, 2013, at amortized cost and fair value, were as follows (dollars in thousands):

	Investments at Amortized Cost	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured First Lien Debt	$332,140	$333,580	47.9%
Senior Secured Second Lien Debt	89,331	90,804	13.1
Subordinated Debt	60,567	59,701	8.6
Collateralized Securities	104,285	105,945	15.2
Equity/Other	99,954	105,746	15.2
Total	$686,277	$695,776	100.0%

Significant Unobservable Inputs

The following table summarizes the significant unobservable inputs used to value the majority of the Level 3 investments as of March 31, 2014 (dollars in thousands). The table is not intended to be all-inclusive, but instead identifies the significant unobservable inputs relevant to the determination of fair values.

Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Range		Weighted Average(a)
				Minimum	Maximum
Senior Secured First Lien Debt(b)	$207,241	Yield Analysis	Market Yield	6.50%	15.00%	10.60%
Senior Secured Second Lien Debt(c)	42,611	Yield Analysis	Market Yield	9.25%	15.25%	10.64%
Subordinated Debt	57,875	Yield Analysis	Market Yield	11.50%	17.00%	13.68%
Collateralized Securities(d)	69,439	Discounted Cash Flow	Market Yield	10.81%	15.22%	14.35%
Equity/Other(e)	49,039	Market Multiple Analysis	EBITDA Multiple	0.8x	6.9x	4.4x
Equity/Other(e)	52,209	Discounted Cash Flow	Market Yield	12.58%	14.46%	13.38%
	$478,414

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 3 — Fair Value of Financial Instruments – (continued)

(a)	Weighted averages are calculated based on fair value of investments.
(b)	The remaining $94.3 million of senior secured first lien debt were valued at their respective acquisition prices as the investments closed near the period ending March 31, 2014.
(c)	The remaining $41.2 million of senior secured second lien debt were valued at their respective acquisition prices as the investments closed near the period ending March 31, 2014.
(d)	The remaining $84.0 million of collateralized securities were valued based on recent transactions close to the period ending March 31, 2014.
(e)	The remaining $52.6 million of equity/other investments consisted of $7.1 million which were valued at their respective acquisition prices as the investments closed near the period ending March 31, 2014 and $45.5 million which were valued based on the net asset values published by the respective fund.

The following table summarizes the significant unobservable inputs used to value the majority of the Level 3 investments as of December 31, 2013 (dollars in thousands). The table is not intended to be all-inclusive, but instead identifies the significant unobservable inputs relevant to the determination of fair values.

Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Range		Weighted Average(a)
				Minimum	Maximum
Senior Secured First Lien Debt(b)	$105,740	Yield Analysis	Market Yield	6.25%	15.00%	8.46%
Senior Secured Second Lien Debt(c)	26,495	Yield Analysis	Market Yield	10.75%	13.50%	12.23%
Subordinated Debt(d)	39,870	Yield Analysis	Market Yield	11.50%	14.00%	12.47%
Collateralized Securities(e)	6,099	Discounted Cash Flow	Market Yield	11.00%	11.00%	11.00%
Equity/Other(f)	7,803	Market Multiple Analysis	EBITDA Multiple	1.2x	6.9x	1.8x
Equity/Other(f)	30,000	Discounted Cash Flow	Market Yield	12.58%	12.58%	12.58%
	$216,007

(a)	Weighted averages are calculated based on fair value of investments.
(b)	The remaining $90.0 million of senior secured first lien debt were valued at their respective acquisition prices as the investments closed near year end.
(c)	The remaining $24.6 million of senior secured second lien debt were valued at their respective acquisition prices as the investments closed near year end.
(d)	The remaining $19.8 million of subordinated debt were valued at their respective acquisition prices as the investments closed near year end.
(e)	The remaining $99.8 million of collateralized securities were valued based on recent transactions close to year end.
(f)	The remaining $68.0 million of equity/other investments consisted of $36.6 million which were valued at their respective acquisition prices as the investments closed near year end and $31.4 million which were valued based on the net asset values published by the respective fund.

Significant increases or decreases in any of the above unobservable inputs in isolation would result in a significantly lower or higher fair value measurement for such assets.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 4 — Related Party Transactions and Arrangements

The Sponsor, including its wholly owned subsidiary, the Adviser, owns 0.16 million shares of the Company’s outstanding common stock as of March 31, 2014.

Management and Incentive Fee Compensation to the Adviser

The Adviser and its affiliates receive fees for services relating to the investment and management of the Company’s assets. The Adviser is entitled to an annual base management fee calculated at an annual rate of 1.5% of the Company’s average gross assets. The management fee is payable quarterly in arrears, and shall be calculated based on the average value of the Company’s gross assets at the end of the two most recently completed calendar quarters. All or any part of the management fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as the Adviser will determine. The management fee for any partial month or quarter will be appropriately prorated. In addition, any management fees waived by the Adviser are not subject to recoupment at a later date.

The incentive fee consists of two parts. The first part, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based on 20% of “pre-incentive fee net investment income” but only after the payment of a certain preferred return rate to investors, as defined in the Investment Advisory Agreement, for the immediately preceding quarter of 1.75% per quarter, or an annualized rate of 7.0%, subject to a “catch-up” feature. The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from the Company’s portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee equals 20.0% of the Company’s incentive fee capital gains, which equals the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. Incentive fees waived by the Adviser are not subject to recoupment at a later date.

For the three months ended March 31, 2014, the Company incurred $3.6 million of management fees, $0.8 million of subordinated incentive fees on income, and $(0.02) million of capital gains incentive fees under the Investment Advisory Agreement, of which the Adviser did not waive any portion of such fees.

For the three months ended March 31, 2013, the Company incurred $0.8 million of management fees, $0.7 million of subordinated incentive fees on income, and $0.3 million of capital gains incentive fees under the Investment Advisory Agreement, of which the Adviser waived $0.4 million of such fees.

For accounting purposes only, the Company is required under U.S. GAAP to also accrue a theoretical capital gains incentive fee based upon unrealized capital appreciation on investments held at the end of each period. The accrual of this theoretical capital gains incentive fee assumes all unrealized capital appreciation and depreciation is realized in order to reflect a capital gains incentive fee that would theoretically be payable to the Adviser. For the three months ended March 31, 2014 and March 31, 2013, the Company incurred $(0.4) million and $0.2 million of theoretical capital gains incentive fees, respectively. The amounts actually paid to the Adviser will be consistent with the Advisers Act and formula reflected in the Investment Advisory Agreement which specifically excludes consideration of unrealized capital appreciation.

As a result of discussions with the SEC staff, the Company has determined to no longer include TRS earnings in the computation of subordinated incentive fees on a prospective basis effective January 1, 2014.

Expense Support Agreement

The Adviser and its affiliates may incur and pay costs and fees on behalf of the Company. The Company and its Adviser have entered into the Expense Support Agreement, whereby the Adviser may pay the Company up to 100% of all operating expenses (“Expense Support Payment”) for any period beginning on the effective date of the Registration Statement, until the Adviser and the Company mutually agree otherwise.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 4 — Related Party Transactions and Arrangements – (continued)

The Expense Support Payment for any month shall be paid by the Adviser to the Company in any combination of cash or other immediately available funds and/or offsets against amounts due from the Company to the Adviser.

Operating expenses subject to this agreement include expenses as defined by U.S. GAAP, including, without limitation, advisory fees payable and interest on indebtedness for such period, if any.

Pursuant to the Expense Support Agreement, the Company will reimburse the Adviser for Expense Support Payments within three years of the date that the expense support payment obligation was incurred by the Adviser, subject to the conditions described below. The amount of any reimbursement during any calendar quarter will be limited to an amount that does not cause the Company’s other operating expenses to exceed 1.5% of its net assets attributable to common shares after taking such reimbursement payment into account.

In addition, the Company will only make reimbursement payments if its “operating expense ratio” (as described in footnote 1 to the table below) is equal to or less than its operating expense ratio at the time the corresponding expense payment was incurred and if the annualized rate of the Company’s regular cash distributions to stockholders is equal to or greater than the annualized rate of its regular cash distributions to stockholders at the time the corresponding expense payment was incurred.

Below is a table that provides information regarding expense support payment obligations incurred by the Adviser pursuant to the Expense Support Agreement as well as other information relating to the Company’s ability to reimburse the Adviser for such payments. The amounts presented in the first column below are subject to reimbursement to the Adviser pursuant to the terms of the Expense Support Agreement (dollars in thousands):

Quarter Ended	Amount of Expense Payment Obligation	Operating Expense Ratio as of the Date Expense Payment Obligation Incurred(1)	Annualized Distribution Rate as of the Date Expense Payment Obligation Incurred(2)	Eligible for Reimbursement Through
March 31, 2011	$—	—%	—%	N/A(3)
June 30, 2011	—	—	—	N/A(3)
September 30, 2011	571	2.88	8.11	September 30, 2014
December 31, 2011	131	1.97	7.90	December 31, 2014
March 31, 2012	78	0.90	7.88	March 31, 2015
June 30, 2012	189	0.30	7.75	June 30, 2015

(1)	“Operating Expense Ratio” is expressed as a percentage of net assets and includes all expenses borne by the Company, except for organizational and offering expenses, base management and incentive fees owed to our Adviser and interest expense.
(2)	“Annualized Distribution Rate” equals the annualized rate of distributions paid to stockholders based on the amount of the regular cash distribution paid immediately prior to the date the expense support payment obligation was incurred by our Adviser. “Annualized Distribution Rate” does not include special cash or stock distributions paid to stockholders.
(3)	“N/A” — Not Applicable

If an Expense Support Payment has not been reimbursed within three years of the date such Expense Support Payment was incurred, the Company’s obligation to pay such Expense Support Payment shall automatically terminate and be of no further effect.

The Company has recorded $1.1 million as due from affiliate and $0.3 million as due to affiliate on the consolidated statements of assets and liabilities as of March 31, 2014 and December 31, 2013, respectively,

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 4 — Related Party Transactions and Arrangements – (continued)

which reflect the netting of amounts due from the Adviser and affiliates and amounts due from the Company. On August 24, 2012, the Adviser made a payment to the Company in the amount of $0.8 million for $1.0 million of operating expenses pursuant to the Expense Support Agreement netted against $0.2 million due from the Company to the Adviser as reimbursement for payments made by the Adviser on behalf of the Company. As of March 31, 2014, the Adviser had assumed on a cumulative basis, $1.0 million of operating expenses pursuant to the Expense Support Agreement.

Offering Costs

Pursuant to the Investment Advisory Agreement, the Company and the Adviser have agreed that the Company will not be liable for offering expenses to the extent that, together with all prior offering expenses, the amounts exceed 1.5% of the aggregate gross proceeds from the Company’s on-going offering. As of March 31, 2014, offering costs in the amount of $0.8 million have been incurred in excess of the 1.5% limit and are the responsibility of the Adviser; however, the Company may, but is not obligated to, pay certain amounts back to the Adviser over time. As of December 31, 2013, offering costs in the amount of $1.6 million have been incurred in excess of the 1.5% limit and are the responsibility of the Adviser.

Other Affiliates

The Company’s transfer agent, American National Stock Transfer, LLC, is an entity under common ownership with the Sponsor. The business was formed on November 2, 2012 and began providing certain transfer agency services for the Company on March 15, 2013.

The Dealer Manager, an entity under common ownership with the Sponsor, serves as the dealer manager of the Company’s IPO. The Dealer Manager receives fees for services related to the IPO during the offering stage. The investment banking and capital markets division of the Dealer Manager provides strategic advisory services and earns fees for these services.

The following table reflects the fees incurred and payable to our Dealer Manager, the Adviser and transfer agent as of and for the three months ended March 31, 2014 (dollars in thousands):

	Incurred for the Three Months Ended March 31, 2014	Payable as of March 31, 2014
Selling commissions and dealer manager fees(1)	$28,237	$—
Offering costs	3,328	428
Management and incentive fees	4,391	6,850
Investment banking advisory fees(2)	164	—
Total related party fees	$36,120	$7,278

The following table reflects the fees incurred and unpaid to our Dealer Manager, the Adviser and transfer agent as of and for the year ended December 31, 2013 (dollars in thousands):

	Incurred for the Year Ended December 31, 2013	Payable as of December 31, 2013
Selling commissions and dealer manager fees(1)	$45,000	$—
Offering costs	4,198	198
Management and incentive fees	13,549	8,068
Investment banking advisory fees(2)	548	—
Total related party fees	$63,295	$8,266

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 4 — Related Party Transactions and Arrangements – (continued)

(1)	Selling commissions and dealer manager fees are not reflected in the Company’s financial statements.
(2)	Investment banking advisory fees were paid to the Dealer Manager for strategic advisory services provided to the Company.

Note 5 — Borrowings

On July 24, 2012, the Company, through a wholly-owned, consolidated special purpose financing subsidiary, Funding I, entered into a revolving credit facility with Wells Fargo and U.S. Bank, as collateral agent, account bank and collateral custodian. The Wells Fargo Credit Facility provides for borrowings in an aggregate principal amount of up to $200.0 million on a committed basis, with a term of 60 months.

The Company may contribute cash or loans to Funding I from time to time to retain a residual interest in any assets contributed through its ownership of Funding I or will receive fair market value for any loans sold to Funding I. Funding I may purchase additional loans from various sources. Funding I has appointed the Company as servicer to manage its portfolio of loans. Funding I’s obligations under the Wells Fargo Credit Facility are secured by a first priority security interest in substantially all of the assets of Funding I, including its portfolio of loans. The obligations of Funding I under the Wells Fargo Credit Facility are non-recourse to the Company.

The Wells Fargo Credit Facility will be priced at the one month maturity London Interbank Offered Rate (“LIBOR”), with no LIBOR floor, plus a spread ranging between 1.75% and 2.50% per annum, depending on the composition of the portfolio of loans owned by Funding I for the relevant period. Interest is payable quarterly in arrears. Funding I will be subject to a non-usage fee to the extent the aggregate principal amount available under the Wells Fargo Credit Facility has not been borrowed. The non-usage fee per annum for the first six months is 0.50%; thereafter, the non-usage fee per annum is 0.50% for the first 20% of the unused balance and 2.0% for the portion of the unused balance that exceeds 20%. For the three months ended March 31, 2014 and March 31, 2013, the Company incurred $0.1 million, and $0.05 million, respectively, of non-usage fees. Any amounts borrowed under the Wells Fargo Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable in April 2018.

Borrowings under the Wells Fargo Credit Facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Funding I varies depending upon the types of loans in Funding I’s portfolio. As of March 31, 2014, the Company was in compliance with regards to the Wells Fargo Credit Facility covenants. The Wells Fargo Credit Facility may be prepaid in whole or in part, subject to customary breakage costs. In the event that the Wells Fargo Credit Facility is terminated prior to the first anniversary, an additional amount is payable to Wells Fargo equal to 2.00% of the maximum amount of the Wells Fargo Credit Facility.

The Wells Fargo Credit Facility contains customary default provisions for facilities of this type pursuant to which Wells Fargo may terminate the rights, obligations, power and authority of the Company, in its capacity as servicer of the portfolio assets under the Wells Fargo Credit Facility, including, but not limited to, non-performance of Wells Fargo Credit Facility obligations, insolvency, defaults of certain financial covenants and other events with respect to the Company that may be adverse to Wells Fargo and the secured parties under the Wells Fargo Credit Facility.

In connection with the Wells Fargo Credit Facility, Funding I has made certain representations and warranties, is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities and is subject to certain customary events of default. Upon the occurrence and during the continuation of an event of default, Wells Fargo may declare the outstanding advances and all

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 5 — Borrowings – (continued)

other obligations under the Wells Fargo Credit Facility immediately due and payable. During the continuation of an event of default, Funding I must pay interest at a default rate.

Borrowings of Funding I will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act, applicable to BDCs.

On February 21, 2014, the Company, through 2L Funding I, entered into the Deutsche Bank Credit Facility with Deutsche Bank, as lender and as administrative agent and U.S. Bank, as collateral agent and collateral custodian.

The Deutsche Bank Credit Facility provides for borrowings in an aggregate principal amount of up to $60.0 million with a term of 36 months. The Deutsche Bank Credit Facility will be priced at LIBOR plus 4.25%, with no LIBOR floor. The undrawn rate is 0.75%. 2L Funding Sub I will be subject to a minimum utilization of 50% of the loan amount in the first 12-months and 65% of the loan amount thereafter, measured quarterly. If the utilized portion of the loan amount is less than the foregoing thresholds, such shortfalls shall bear interest at LIBOR plus 4.25%. For the three months ended March 31, 2014, the Company incurred $0.1 million of non-usage fees. The Company did not incur any non-usage fees for the three months ended March 31, 2013 as the Company had not entered into the Deutsche Bank Credit Facility as of March 31, 2013. The Deutsche Bank Credit Facility provides for monthly interest payments for each drawn loan. Any amounts borrowed under the Deutsche Bank Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, in January 2017. 2L Funding I paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Deutsche Bank Credit Facility.

Borrowings under the Deutsche Bank Credit Facility are subject to compliance with a borrowing base. The Deutsche Bank Credit Facility may be prepaid in whole or in part, subject to a prepayment fee. The Deutsche Bank Credit Facility contains customary default provisions including, but not limited to, non-payment of principal, interest or other obligations under the Deutsche Bank Credit Facility, insolvency, defaults of certain financial covenants and other events with respect to us that may be adverse to Deutsche Bank and the secured parties under the facility.

In connection with the Deutsche Bank Credit Facility, 2L Funding I has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. Upon the occurrence and during the continuation of an event of default, subject, in certain instances, to applicable cure periods, Deutsche Bank may declare the outstanding advances and all other obligations under the Deutsche Bank Credit Facility immediately due and payable. During the continuation of an event of default, 2L Funding I must pay interest at a default rate.

Borrowings of 2L Funding I will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to business development companies.

As of March 31, 2014, the Company had gross deferred financing costs of $2.7 million, net of accumulated amortization of $0.6 million in connection with the Wells Fargo Credit Facility and $0.9 million, net of accumulated amortization of $0.03 million in connection with the Deutsche Bank Credit Facility. As of December 31, 2013, the Company had gross deferred financing costs of $2.3 million, net of accumulated amortization of $0.4 million in connection with the Wells Fargo Credit Facility. At March 31, 2014, $154.7 million was drawn on the Wells Fargo Credit Facility and no funds were drawn on the Deutsche Bank Credit Facility. At December 31, 2013, $132.7 million was drawn on the Wells Fargo Credit Facility. For the three months ended March 31, 2014, the Company incurred interest expense related to the outstanding borrowings on the Wells Fargo Credit Facility in the amount of $0.9 million. For the year ended December 31, 2013, the Company incurred interest expense related to the outstanding borrowings on the Wells Fargo Credit Facility in the amount of $1.2 million.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 5 — Borrowings – (continued)

The weighted average annualized interest cost for all borrowings for the three months ended March 31, 2014 and March 31, 2013 was 2.42% and 2.61%, respectively. The average debt outstanding for the three months ended March 31, 2014 and March 31, 2013 was $152.1 million and $30.0 million, respectively. The maximum debt outstanding for the three months ended March 31, 2014 and March 31, 2013 was $154.7 million and $33.9 million, respectively.

The Company is required to disclose the fair value of financial instruments for which it is practicable to estimate that value. The fair value of short-term financial instruments such as cash and cash equivalents, due to affiliates and accounts payable approximate their carrying value on the accompanying statements of assets and liabilities due to their short-term nature. The fair values of the Company’s remaining financial instruments that are not reported at fair value on the accompanying statements of assets and liabilities are reported below (amounts in thousands):

	Level	Carrying Amount at March 31, 2014	Fair Value at March 31, 2014
Wells Fargo Credit Facility	3	$154,687	$154,687
Deutsche Bank Credit Facility	3	$—	$—

	Level	Carrying Amount at December 31, 2013	Fair Value at December 31, 2013
Wells Fargo Credit Facility	3	$132,687	$132,687

Note 6 — Total Return Swap

On July 13, 2012, the Company, through its wholly-owned subsidiary, 405 Sub, entered into a TRS with Citi, which was most recently amended on October 15, 2013, to increase the aggregate market value of the portfolio of loans selected by 405 Sub.

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. The TRS effectively adds leverage to the Company’s portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The TRS enables the Company, through its ownership of 405 Sub, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citi.

The obligations of 405 Sub under the TRS are non-recourse to the Company and the Company’s exposure to the TRS is limited to the amount that it contributes to 405 Sub in connection with the TRS. Generally, that amount will be the amount that 405 Sub is required to post as cash collateral for each loan (which in most instances is approximately 25% of the market value of a loan at the time that such loan is purchased). The cash collateral on deposit as of March 31, 2014 was $79.0 million. The cash collateral on deposit as of December 31, 2013 was $76.9 million. As amended, the TRS provides that 405 Sub may select a portfolio of loans with a maximum aggregate market value (determined at the time such loans become subject to the TRS) of $350.0 million.

405 Sub pays interest to Citi for each loan at a rate equal to one-month LIBOR plus 1.20% per annum. Upon the termination or repayment of any loan selected by 405 Sub under the Agreement, 405 Sub may deduct the appreciation of such loan’s value from any interest owed to Citi or pay the depreciation amount to Citi in addition to remaining interest payments.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 6 — Total Return Swap – (continued)

Citi may terminate any individual loan on or after July 13, 2015. However, if at any time, any particular loan fails to meet certain criteria set forth in the TRS, and such failure continues for 30 days, Citi will have the right to terminate that loan or the entire agreement with at least 10 days’ notice and 405 Sub would be required to pay certain breakage costs to Citi. 405 Sub may terminate the TRS prior to July 13, 2015 but would be required to pay certain termination fees.

At March 31, 2014, the receivable and realized gain on the total return swap on the consolidated statements of assets and liabilities and consolidated statements of operations consisted of the following (dollars in thousands):

	Net Receivable	Net Realized Gains
Interest and other income from TRS portfolio	$4,117	$5,467
TRS interest expense	(801)	(1,029)
Gains on TRS asset sales	78	1,013
Net realized gain from TRS	$3,394	$5,451

At March 31, 2013, the receivable and realized gain on the total return swap on the consolidated statements of assets and liabilities and consolidated statements of operations consisted of the following (dollars in thousands):

	Net Receivable	Net Realized Gains
Interest and other income from TRS portfolio	$1,696	$2,127
TRS interest expense	(300)	(375)
Gains on TRS asset sales	7	44
Net realized gain from TRS	$1,403	$1,796

The Company valued its TRS in accordance with the agreements between 405 Sub and Citi, which collectively established the TRS and are collectively referred to herein as the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The loans underlying the TRS are valued by Citi. Citi bases its valuation primarily on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations are sent to the Company for review and testing. The Company’s management reviews and approves the value of the TRS, as well as the value of the loans underlying the TRS, on a quarterly basis as part of their quarterly valuation process. To the extent the Company’s management has any questions or concerns regarding the valuation of the loans underlying the TRS, such valuations will be discussed or challenged pursuant to the terms of the TRS.

The fair value of the TRS is reflected as an unrealized gain or loss on the total return swap on the consolidated statements of assets and liabilities. The change in value of the TRS is reflected in the consolidated statements of operations as net unrealized appreciation (depreciation) on the total return swap.

As of March 31, 2014 and December 31, 2013, the fair value of the TRS was $3.3 million and $3.2 million, respectively.

As of March 31, 2014, 405 Sub had exposure to 29 underlying loans with a total notional amount of $305.9 million and posted $79.0 million in cash collateral held by Citi, which is reflected in cash collateral on deposit with custodian on the consolidated statements of assets and liabilities. As of December 31, 2013, 405 Sub had exposure to 32 underlying loans with a total notional amount of $293.0 million and posted

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 6 — Total Return Swap – (continued)

$76.9 million in cash collateral held by Citibank, which is reflected in cash collateral on deposit with custodian on the consolidated statements of assets and liabilities.

For purposes of the asset coverage ratio test applicable to the Company as a BDC, the Company has agreed with the staff of the SEC to treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral posted by 405 Sub under the TRS, as a senior security for the life of that instrument. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Further, for purposes of Section 55(a) under the 1940 Act, the Company has agreed with the staff of the SEC to treat each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 6 — Total Return Swap – (continued)

The following is a summary of the underlying loans subject to the TRS as of March 31, 2014 (dollars in thousands):

Underlying Loan(a)	Industry	Investment Coupon Rate/ Maturity Date	Principal	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Senior Secured First Lien Debt
AM General LLC	Aerospace & Defense	L+9.00%, 3/22/2018	$6,475	$6,281	$5,730	$(551)
Amneal Pharmaceuticals LLC	Biotechnology	L+4.75%, 11/1/2019	11,940	11,821	11,985	164
Avaya Inc.	Communications Equipment	L+5.50%, 3/31/2018	14,956	14,881	14,972	91
BBTS Borrower LP	Oil, Gas & Consumable Fuels	L+6.50%, 6/4/2019	18,810	18,686	18,969	283
Caesar’s Entertainment Resort Properties, LLC	Hotels, Restaurants & Leisure	L+6.00%, 10/11/2020	11,970	11,731	12,115	384
Clover Technologies Group, LLC (aka 4L Holdings)	Commercial Services & Supplies	L+5.50%, 5/7/2018	11,182	11,125	11,155	30
Corner Investment Propco, LLC	Hotels, Restaurants & Leisure	L+9.75%, 11/2/2019	9,000	8,932	9,225	293
Excelitas Technologies Corp.	Electronic Equipment, Instruments & Components	L+5.00%, 11/2/2020	17,228	17,056	17,292	236
Expera Specialty Solutions, LLC	Paper & Forest Products	L+6.25%, 12/16/2018	6,948	6,809	7,000	191
Hearthside Food Solutions, LLC	Food Products	L+5.25%, 6/7/2018	5,360	5,335	5,360	25
Ikaria Inc.	Biotechnology	L+6.00%, 7/31/2018	17,500	17,413	17,603	190
Jackson Hewitt Inc.	Diversified Consumer Services	L+8.50%, 10/16/2017	8,625	8,386	8,560	174
Liquidnet Holdings, Inc	Capital Markets	L+8.00%, 5/8/2017	8,075	7,994	8,065	71
MCS AMS Sub-Holdings LLC	Real Estate Management & Development	L+6.00%, 10/15/2019	15,000	14,550	14,550	—
Miller Heiman, Inc.	Media	L+5.75%, 9/30/2019	13,664	13,254	13,163	(91)
North Atlantic Trading Company Inc	Food Products	L+6.50%, 1/13/2020	7,981	7,901	8,040	139
NXT Capital, LLC	Commercial Banks	L+5.25%, 9/4/2018	9,950	9,851	10,000	149
Premier Dental Services, Inc.	Health Care Providers & Services	L+7.00%, 11/1/2018	9,975	9,925	9,987	62
Pre-Paid Legal Services, Inc.	Diversified Consumer Services	L+5.00%, 7/1/2019	11,784	11,669	11,887	218
RedPrairie Corp.	Software	L+10.00%, 12/21/2018	17,456	17,456	17,383	(73)
St. George’s University Scholastic Services LLC	Diversified Consumer Services	L+7.00%, 12/20/2017	5,977	5,857	6,022	165
STG-Fairway Acquisitions, Inc.	Professional Services	L+5.00%, 2/28/2019	11,905	11,786	11,935	149
SunGard Availability Services Capital, Inc.	Business Equipment & Services	L+5.00%, 3/31/2019	10,000	9,950	10,013	63
Therakos, Inc.	Biotechnology	L+6.25%, 12/27/2017	7,462	7,425	7,506	81
United Central Industrial Supply Company, LLC	Commercial Services & Supplies	L+6.25%, 10/9/2018	4,938	4,740	4,863	123
US Shipping LLC	Marine	L+7.75%, 4/30/2018	11,910	11,828	12,148	320
Varel International Ind., LP	Oil, Gas & Consumable Fuels	L+7.75%, 7/17/2017	4,781	4,686	4,817	131
Vestcom International, Inc.	Media	L+5.75%, 12/26/2018	8,925	8,806	8,925	119
Sub Total Senior Secured First Lien Debt				$296,134	$299,270	$3,136
Senior Secured Second Lien Debt
NCP Finance Limited Partnership	Consumer Finance	L+9.75%, 10/1/2018	$9,950	$9,751	$9,900	$149
Sub Total Senior Secured Second Lien Debt				$9,751	$9,900	$149
Total				$305,885	$309,170	$3,285

(a)	All of the companies that issued the underlying loans that are subject to the TRS are eligible portfolio companies, as defined in the Investment Company Act of 1940, except Caesar’s Entertainment Resort Properties, LLC, NXT Capital LLC, and St. George’s University Scholastic Services LLC.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 6 — Total Return Swap – (continued)

The following is a summary of the underlying loans subject to the TRS as of December 31, 2013 (dollars in thousands):

Underlying Loan(a)	Industry	Investment Coupon Rate/Maturity Date	Principal	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Senior Secured First Lien Debt
AM General LLC	Aerospace & Defense	L+9.00%, 3/22/2018	$6,650	$6,451	$5,752	$(699)
American Dental Partners, Inc.	Health Care Providers & Services	L+5.00%, 2/9/2018	3,388	3,184	3,320	136
Amneal Pharmaceuticals LLC	Biotechnology	L+4.75%, 11/1/2019	11,970	11,850	12,030	180
BBTS Borrower LP	Oil, Gas & Consumable Fuels	L+6.50%, 6/4/2019	18,858	18,733	18,952	219
Caesar’s Entertainment Resort Properties, LLC	Hotels, Restaurants & Leisure	L+6.00%, 10/11/2020	12,000	11,760	11,925	165
Clover Technologies Group, LLC (aka 4L Holdings)	Commercial Services & Supplies	L+5.50%, 5/7/2018	11,330	11,272	11,273	1
Corner Investment Propco, LLC	Hotels, Restaurants & Leisure	L+9.75%, 11/2/2019	9,000	8,932	9,135	203
Excelitas Technologies Corp.	Electronic Equipment, Instruments & Components	L+5.00%, 11/2/2020	17,271	17,098	17,343	245
Expera Specialty Solutions, LLC	Paper & Forest Products	L+6.25%, 12/21/2018	6,965	6,826	7,035	209
Hearthside Food Solutions, LLC	Food Products	L+5.25%, 6/7/2018	5,444	5,418	5,444	26
Ikaria Acquisitions, Inc.	Biotechnology	L+6.00%, 7/3/2018	13,650	13,445	13,710	265
Jackson Hewitt, Inc.	Diversified Consumer Services	L+8.50%, 10/16/2017	9,266	9,008	9,173	165
Jacobs Entertainment, Inc.	Hotels, Restaurants & Leisure	L+5.00%, 10/29/2018	3,950	3,891	3,930	39
Keystone Automotive Operations Inc	Distributors	L+5.75%, 8/8/2019	9,975	9,825	10,000	175
Liquidnet Holdings, Inc.	Capital Markets	L+8.00%, 5/8/2017	8,181	8,100	8,058	(42)
MCS AMS Sub-Holdings LLC	Real Estate Management & Development	L+6.00%, 10/15/2019	15,000	14,550	14,475	(75)
Miller Heiman	Media	L+5.75%, 9/30/2018	13,750	13,338	13,681	343
Mitel Networks Corp.	Communications Equipment	L+5.75%, 2/27/2019	5,355	5,301	5,355	54
NXT Capital LLC	Commercial Banks	L+5.25%, 9/4/2018	10,000	9,900	9,900	—
Plato Learning, Inc.	Diversified Consumer Services	L+4.75%, 5/17/2018	2,400	2,392	2,392	—
Premier Dental Services Inc.	Health Care Providers & Services	L+7.00%, 11/1/2018	4,950	4,802	4,981	179
Pre-Paid Legal Services, Inc.	Diversified Consumer Services	L+5.00%, 7/1/2019	12,690	12,567	12,762	195
RedPrairie Corp.	Software	L+10.00%, 12/21/2018	17,500	17,500	17,549	49
St. George’s University Scholastic Services LLC	Diversified Consumer Services	L+7.00%, 12/20/2017	6,517	6,387	6,550	163
STG-Fairway Acquisitions, Inc.	Professional Services	L+5.00%, 2/28/2019	11,965	11,845	11,943	98
Therakos, Inc.	Biotechnology	L+6.25%, 12/27/2017	7,481	7,444	7,487	43
United Central Industrial Supply Company, LLC	Commercial Services & Supplies	L+6.25%, 10/9/2018	4,950	4,752	4,702	$(50)
US Shipping LLC	Marine	L+7.75%, 4/30/2018	11,940	11,858	12,209	351
Varel International Ind., LP	Oil, Gas & Consumable Fuels	L+7.75%, 7/17/2017	4,850	4,753	4,923	170
Vestcom International, Inc.	Media	L+5.75%, 12/26/2018	7,444	7,332	7,453	121
Sub Total Senior Secured First Lien Debt				$280,514	$283,442	$2,928
Senior Secured Second Lien Debt
NCP Finance Limited Partnership	Consumer Finance	L+9.75%, 10/1/2018	$9,975	$9,776	$9,925	$149
RedPrairie Corp.	Software	L+10.00%, 12/14/2019	3,000	2,690	2,793	103
Sub Total Senior Secured Second Lien Debt				$12,466	$12,718	$252
Total				$292,980	$296,160	$3,180

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 6 — Total Return Swap – (continued)

(a)	All of the companies that issued the underlying loans that are subject to the TRS are eligible portfolio companies, as defined in the Investment Company Act of 1940, except Caesar’s Entertainment Resort Properties, LLC, Mitel Networks Corp., NXT Capital LLC, and St. George’s University Scholastic Services LLC.

Note 7 — Commitments and Contingencies

Commitments

In the ordinary course of business, the Company may enter into future funding commitments. As of March 31, 2014, the Company had unfunded commitments on delayed draw term loans of $24.4 million and unfunded equity commitments of $20.2 million. As of December 31, 2013, the Company had unfunded commitments on delayed draw term loans of $25.6 million and unfunded equity commitments of $20.0 million. The unfunded commitments are disclosed in the Company’s Consolidated Schedule of Investments.

Litigation

In the ordinary course of business, the Company may become subject to litigation or claims. There are no material legal proceedings pending or known to be contemplated against the Company.

Indemnifications

In the ordinary course of its business, the Company may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Company. Based on its history and experience, management feels that the likelihood of such an event is remote.

Note 8 — Economic Dependency

Under various agreements, the Company has engaged or will engage the Adviser and its affiliates to provide certain services that are essential to the Company, including asset management services, asset acquisition and disposition decisions, the sale of shares of the Company’s common stock available for issuance, as well as other administrative responsibilities for the Company including accounting services and investor relations.

As a result of these relationships, the Company is dependent upon the Adviser and its affiliates. In the event that these companies were unable to provide the Company with the respective services, the Company would be required to find alternative providers of these services.

Note 9 — Common Stock

On August 25, 2011, the Company had raised sufficient funds to break escrow on its IPO and through March 31, 2014, the Company had sold 94.1 million shares of common stock for gross proceeds of $1.0 billion, including shares purchased by the Sponsor and shares issued under the DRIP. As of March 31, 2014, the Company had repurchased 0.3 million shares of common stock for payments of $2.6 million.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 9 — Common Stock – (continued)

The following table reflects the common stock activity for the three months ended March 31, 2014 (dollars in thousands except share amounts):

	Shares	Value
Shares Sold	29,879,459	$329,461
Shares Issued through DRIP	673,532	6,789
Share Repurchases	(92,514)	(963)
	30,460,477	$335,287

The following table reflects the common stock activity for the three months ended March 31, 2013 (dollars in thousands except share amounts):

	Shares	Value
Shares Sold	7,277,096	$77,543
Shares Issued through DRIP	118,354	1,143
Share Repurchases	(15,405)	(156)
	7,380,045	$78,530

Note 10 — Share Repurchase Program

The Company intends to conduct quarterly tender offers pursuant to its share repurchase program. The Company’s board of directors will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares and under what terms:

•	the effect of such repurchases on the Company’s qualification as a RIC (including the consequences of any necessary asset sales);
•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);
•	the Company’s investment plans and working capital requirements;
•	the relative economies of scale with respect to the Company’s size;
•	the Company’s history in repurchasing shares or portions thereof; and
•	the condition of the securities markets.

The Company currently intends to limit the number of shares to be repurchased during any calendar year to the number of shares it can repurchase with the proceeds it receives from the sale of shares under its DRIP. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, as of September 30, 2013, the Company will limit the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares that the Company offers to repurchase may be less in light of the limitations noted above. The Company will offer to repurchase such shares on each date of repurchase at a price equal to 92.5% of the public offering price in effect on each date of repurchase, which will be determined in the same manner that the Company determined the public offering price per share for purposes of its continuous public offering. The Company’s board of directors may amend, suspend or terminate the repurchase program at any time upon 30 days’ notice. The first quarterly tender offer commenced on September 12, 2012 and was completed on October 8, 2012. Upon completion of its first quarterly tender offer, on October 8, 2012, the Company repurchased 0 shares at the offered price of $9.7125 per share for aggregate consideration totaling $0. The second quarterly tender offer commenced on

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 10 — Share Repurchase Program – (continued)

December 13, 2012 and was completed on January 15, 2013. Upon completion of this tender offer on January 15, 2013, the Company repurchased 10,732 shares at the offered price of $9.8975 per share for aggregate consideration totaling $0.1 million. The third quarterly tender offer commenced on March 27, 2013, which was completed on April 25, 2013. Upon completion of this tender offer, the Company repurchased 29,625 shares at the offered price of $10.18 per share for aggregate consideration totaling $0.3 million. The fourth quarterly tender offer commenced on July 15, 2013, which was completed on August 13, 2013. Upon completion of this tender offer, the Company repurchased 30,365 shares at the offered price of $10.18 per share for aggregate consideration totaling $0.3 million. The fifth quarterly tender offer commenced on October 22, 2013, and was completed on November 21, 2013. Upon completion of this tender offer, the Company repurchased 55,255 shares at the offer price of $10.36 per share for aggregate consideration totaling $0.6 million. The sixth quarterly tender offer commenced on February 4, 2013, and was completed on March 6, 2014. The consideration for the repurchased shares was $0.7 million based on the repurchase of 68,969 shares at $10.36 which is 92.5% of the current public offering price of $11.20.

Note 11 — Net Increase in Net Assets

Basic earnings per share is computed by dividing earnings available to common stockholders by the weighted average number of shares outstanding during the period. Other potentially dilutive shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. The Company had no potentially dilutive securities as of March 31, 2014 and 2013.

The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the three months ended March 31, 2014, and March 31, 2013 (dollars in thousands except share and per share amounts):

	For the three months ended March 31, 2014	For the three months ended March 31, 2013
Basic and diluted
Net increase in net assets from operations	$17,400	$7,940
Weighted average common shares outstanding	78,450,124	18,939,009
Net increase in net assets resulting from operations per share – basic and diluted	$0.22	$0.42

The table below shows changes in our offering price and distribution rates since the commencement of our public offering.

Announcement Date	New Public Offering Price	Effective Date	Daily Distribution Amount per share	Annualized Distribution Rate
November 14, 2011	$10.26	November 16, 2011	0.002221920	7.90%
May 1, 2012	$10.44	June 1, 2012	0.002215850	7.75%
August 14, 2012	$10.50	September 4, 2012	0.002246575	7.81%
September 24, 2012	$10.60	October 16, 2012	0.002246575	7.74%
October 15, 2012	$10.70	November 1, 2012	0.002273973	7.76%
February 5, 2013	$10.80	February 18, 2013	0.002293151	7.75%
February 25, 2013	$10.90	March 1, 2013	0.002314384	7.75%
April 3, 2013	$11.00	April 16, 2013	0.002335616	7.75%
August 15, 2013	$11.10	August 16, 2013	0.002356849	7.75%
October 29, 2013	$11.20	November 1, 2013	0.002378082	7.75%

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 12 — Distributions

The Company has declared and paid cash distributions to stockholders on a monthly basis since it commenced operations. From time to time, the Company may also pay interim distributions at the discretion of its board of directors. The Company may fund its cash distributions to stockholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets and non-capital gains proceeds from the sale of assets. The Company’s distributions may exceed its earnings, especially during the period before the Company has substantially invested the proceeds from its IPO. As a result, a portion of the distributions the Company will make may represent a return of capital for tax purposes. As of March 31, 2014, the Company had accrued $6.7 million in stockholder distributions that were unpaid. As of December 31, 2013, the Company had accrued $4.6 million in stockholder distributions that were unpaid.

The following table reflects the cash distributions per share that we have paid on our common stock to date (dollars in thousands except per share amounts):

Record Date	Payment Date	Per share	Distributions Paid in Cash	Distributions Paid Through the DRIP	Total Distributions Paid
2011:
September 30, 2011	October 3, 2011	$0.07	$13	$13	$26
October 31, 2011	November 1, 2011	0.07	20	14	34
November 30, 2011	December 1, 2011	0.06	25	17	42
December 31, 2011	January 3, 2012	0.06	35	21	56
			$93	$65	$158
2012:
January 31, 2012	February 1, 2012	$0.06	$47	$26	$73
February 29, 2012	March 1, 2012	0.06	80	34	114
March 31, 2012	April 2, 2012	0.06	118	48	166
April 30, 2012	May 1, 2012	0.06	157	65	222
May 31, 2012	June 1, 2012	0.07	289	91	380
June 30, 2012	July 2, 2012	0.06	313	113	426
July 31, 2012	August 1, 2012	0.07	361	146	507
August 31, 2012	September 4, 2012	0.07	394	173	567
September 30, 2012	October 1, 2012	0.06	429	203	632
October 31, 2012	November 1, 2012	0.07	505	247	752
November 30, 2012	December 3, 2012	0.07	612	287	899
December 17, 2012	December 27, 2012	0.09	917	462	1,379
December 31, 2012	January 2, 2013	0.07	682	341	1,023
			$4,904	$2,236	$7,140
2013:
January 31, 2013	February 1, 2013	$0.07	$787	$395	$1,182
February 28, 2013	March 1, 2013	0.06	797	408	1,205
March 31, 2013	April 1, 2013	0.07	1,008	525	1,533
April 30, 2013	May 1, 2013	0.07	1,098	590	1,688
May 31, 2013	June 1, 2013	0.07	1,276	755	2,031
June 30, 2013	July 1, 2013	0.07	1,396	893	2,289
July 31, 2013	August 1, 2013	0.07	1,608	1,071	2,679
August 31, 2013	September 1, 2013	0.07	1,764	1,285	3,049
September 30, 2013	October 1, 2013	0.07	1,868	1,408	3,276

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 12 — Distributions – (continued)

Record Date	Payment Date	Per share	Distributions Paid in Cash	Distributions Paid Through the DRIP	Total Distributions Paid
October 31, 2013	November 1, 2013	0.07	2,092	1,673	3,765
November 30, 2013	December 2, 2013	0.07	2,225	1,799	4,024
December 31, 2013	January 2, 2014	0.07	2,504	2,074	4,578
			$18,423	$12,876	$31,299
2014:
January 31, 2014	February 4, 2014	$0.07	$2,718	$2,317	$5,035
February 28, 2014	March 3, 2014	0.06	2,751	2,399	5,150
March 31, 2014	April 1, 2014	0.07	3,499	3,196	6,695
April 30, 2014	May 1, 2014	0.07	3,816	3,608	7,424
			$12,784	$11,520	$24,304
			$36,204	$26,697	$62,901

The following table reflects the stock distributions per share that the Company declared on its common stock to date:

Date Declared	Record Date	Payment Date	Per Share	Distribution Percentage	Shares Issued
March 29, 2012	May 1, 2012	May 2, 2012	$0.05	0.49%	25,709

The Company has not established any limit on the extent to which it may use borrowings, if any, or proceeds from its IPO to fund distributions (which may reduce the amount of capital it ultimately invests in assets). There can be no assurance that the Company will be able to sustain distributions at any particular level.

On March 1, 2012, the price for newly-issued shares under the DRIP issued to stockholders was changed from 95% to 90% of the stock price that the shares are sold in the offering as of the date the distribution is made.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 13 — Financial Highlights

The following is a schedule of financial highlights for the three months ended March 31, 2014 and March 31, 2013:

	For the Three Months Ended March 31, 2014	For the Three Months Ended March 31, 2013
Per share data:
Net asset value, beginning of period	$9.86	$9.41
Results of operations(1)
Net investment income	0.15	0.12
Net realized and unrealized appreciation (depreciation) on investments	(0.01)	0.08
Net realized and unrealized appreciation on total return swap	0.07	0.22
Net increase in net assets resulting from operations	0.21	0.42
Stockholder distributions(2)
Distributions from net investment income	(0.16)	(0.12)
Distributions from net realized gain on investments and total return swap	(0.06)	(0.09)
Net decrease in net assets resulting from stockholder distributions	(0.22)	(0.21)
Capital share transactions
Issuance of common stock(3)	0.09	0.09
Repurchases of common stock(4)	—	—
Offering costs	(0.06)	(0.08)
Net increase in net assets resulting from capital share transactions	0.03	0.01
Net asset value, end of period	$9.88	$9.63
Shares outstanding at end of period	94,132,120	22,323,260
Total return(6)	2.37%	4.47%
Ratio/Supplemental data:
Net assets, end of period (in thousands)	$930,415	$214,868
Ratio of net investment income to average net assets(5)(8)	6.22%	5.03%
Ratio of operating expenses to average net assets(5)(8)	3.41%	4.90%
Ratio of incentive fees to average net assets(8)	0.10%	1.49%
Ratio of credit facility related expenses to average net assets(8)	0.67%	0.69%
Portfolio turnover rate(7)	18.66%	44.57%

(1)	The per share data was derived by using the weighted average shares outstanding during the period. Net investment income per share excluding the expense waiver and reimbursement equals $0.15 for the three months ended March 31, 2014 . Net investment income per share excluding the expense waiver and reimbursements equals $0.40 for the three months ended March 31, 2013.
(2)	The per share data for distributions reflects the actual amount of distributions declared per share during the period.
(3)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Company’s continuous offering.
(4)	The per share impact of the Company’s repurchases of common stock is a reduction to net asset value of less than $0.01 per share during the three months ended March 31, 2014.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts, percentages and as otherwise indicated)
(Unaudited)

Note 13 — Financial Highlights – (continued)

(5)	For the three months ended March 31, 2014, excluding the expense waiver and reimbursement, the ratio of net investment income, operating expenses, and incentive fees to average net assets is 6.22%, 3.41%, and 0.10%, respectively. For the three months ended March 31, 2013, excluding the expense waiver and reimbursement, the ratio of net investment income, operating expenses and incentive fees to average net assets was 4.10%, 5.82%, and 2.41%, respectively.
(6)	Total return is calculated assuming a purchase of shares of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of the periods reported. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the DRIP. The total return based on net asset value for the three months ended March 31, 2014, includes the effect of the expense waiver and reimbursement which equaled 0.00%. The total return based on net asset value for the three months ended March 31, 2013, includes the effect of the expense waiver and reimbursement which equaled 0.23%.
(7)	Portfolio turnover rate is calculated using the lesser of year-to-date purchases or sales over the average of the invested assets at fair value. Not annualized.
(8)	Ratios are annualized.

Note 14 — Subsequent Events

The Company has evaluated subsequent events through the filing of this Form 10-Q and determined that there have been no events that have occurred that would require adjustments to the Company’s disclosures in the consolidated financial statements except for the following:

From April 1, 2014 to May 15, 2014, the Company has issued 19.3 million shares of common stock including shares issued pursuant to the DRIP. Total gross proceeds from these issuances including proceeds from shares issued pursuant to the DRIP were $214.4 million.

On May 6, 2014, the Company, through 405 Sub, amended and restated its total return swap agreement (the “Sixth Amended Agreement”) with Citi. The Sixth Amended Agreement increases the maximum aggregate market value of the portfolio of loans that 405 Sub may elect from $350.0 million to $450.0 million.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

SCHEDULE OF INVESTMENTS AND ADVANCES TO AFFILIATES
(dollars in thousands)
(Unaudited)

Schedule 12-14

Portfolio Company(1)	Type of Asset	Amount of dividends and interest included in income	Beginning Fair Value December 31, 2013	Gross additions	Gross reductions	Realized Gain/(Loss)	Change in Unrealized Gain (Loss)	Fair Value at March 31, 2014
Control Investments
Kahala US OpCo LLC	Senior Secured First Lien Debt	$535	$15,860	$3,683	$—	$—	$—	$19,543
Kahala Aviation Holdings, LLC(2)	Equity/Other	—	—	—	—	—	—	—
Kahala Aviation Holdings, LLC – Preferred Shares	Equity/Other	—	5,271	1,050	—	—	—	6,321
Park Ave RE Holdings, LLC	Senior Secured First Lien Debt	431	9,750	14,338	—	—	—	24,088
Park Ave RE, Inc.	Equity/Other	—	33	46	—	—	(79)	—
Park Ave RE, Inc. – Preferred Shares	Equity/Other	—	3,218	4,591	—	—	—	7,809
Total Control Investments		$966	$34,132	$23,708	$—	$—	$(79)	$57,761
Affiliate Investments
Apidos XVI CLO, LTD. Subordinated Notes	Collateralized Securities	$441	$13,650	$—	$—	$—	$(66)	$13,584
Catamaran CLO 2013-1 Ltd. Subordinated Notes	Collateralized Securities	247	20,404	—	(21,176)	3,236	(2,464)	—
CVP Cascade CLO, LTD. Subordinated Notes	Collateralized Securities	1,069	28,086	—	(3,243)	—	—	24,843
Fifth Street Senior Loan Fund I, LLC	Equity/Other	—	—	14,455	—	—	—	14,455
Garrison Funding 2013-1 Ltd. Subordinated Notes	Collateralized Securities	—	15,000	—	—	—	—	15,000
JMP Credit Advisors CLO II Ltd. Subordinated Notes	Collateralized Securities	27	6,099	—	(6,100)	400	(399)	—
MidOcean Credit CLO II, Ltd. Subordinated Notes	Collateralized Securities	184	20,543	—	(20,543)	—	—	—
MidOcean Credit Fund Management LP	Collateralized Securities	823	—	34,058	—	—	—	34,058
NewStar Arlington Fund, LLC	Equity/Other	780	30,000	—	—	—	—	30,000
OFSI Fund VI, Ltd. Subordinated Notes	Collateralized Securities	177	—	32,895	—	—	—	32,895
OFSI Fund VI, Ltd. Warehouse	Collateralized Securities	123	—	17,000	(17,000)	—	—	—
PennantPark Credit Opportunities Fund, LP	Equity/Other	158	10,550	—	—	—	241	10,791
Related Fee Agreements	Collateralized Securities	82	—	5,130	—	—	—	5,130
Shackleton 2014-V CLO, LTD. Subordinated Notes	Collateralized Securities	113	—	26,250	—	—	—	26,250
South Grand MM CLO I, LLC	Equity/Other	69	872	21,337	—	—	—	22,209
THL Credit Greenway Fund II LLC	Equity/Other	236	9,005	2,962	—	—	(29)	11,938
Total Affiliate Investments		$4,529	$154,209	$154,087	$(68,062)	$3,636	$(2,717)	$241,153
Total Control & Affiliate Investments		$5,495	$188,341	$177,795	$(68,062)	$3,636	$(2,796)	$298,914

This schedule should be read in connection with the Company’s Consolidated Financial Statements, including the Consolidated Schedules of Investments and Notes to the Consolidated Financial Statements.

(1)	The principal amount and ownership detail are shown in the Consolidated Schedules of Investments.
(2)	In accordance with the subscription agreement executed with Kahala Aviation Holdings, LLC dated December 23, 2013, the Company owns 84 common units of shares.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA
SCHEDULE OF INVESTMENTS AND ADVANCES TO AFFILIATES
(dollars in thousands)
(Unaudited)

Schedule 12-14

Portfolio Company(1)	Type of Asset	Amount of dividends and interest included in income	Beginning Fair Value December 31, 2012	Gross additions	Gross reductions	Realized Gain/(Loss)	Change in Unrealized Gain (Loss)	Fair Value at December 31, 2013
Control Investments								$—
Kahala US OpCo LLC	Senior Secured First Lien Debt	$51	$—	$15,860	$—	$—	$—	$15,860
Kahala Aviation Holdings, LLC(2)	Equity/Other	—	—	—	—	—	—	—
Kahala Aviation Holdings, LLC – Preferred Shares	Equity/Other	—	—	5,271	—	—	—	5,271
Park Ave RE Holdings, LLC	Senior Secured First Lien Debt	4	—	9,750	—	—	—	9,750
Park Ave RE, Inc.	Equity/Other	—	—	33	—	—	—	33
Park Ave RE, Inc. – Preferred Shares	Equity/Other	—	—	3,218	—	—	—	3,218
Total Control Investments		$55	$—	$34,132	$—	$—	$—	$34,132
Affiliate Investments
Apidos XVI CLO, LTD. Subordinated Notes	Collateralized Securities	$—	$—	$18,200	$(4,675)	$125	$—	$13,650
Catamaran CLO 2013-1 Ltd. Subordinated Notes	Collateralized Securities	1,780	—	23,000	(5,790)	730	2,464	20,404
CVP Cascade CLO, LTD. Subordinated Notes	Collateralized Securities	—	—	28,086	—	—	—	28,086
Garrison Funding 2013-1 Ltd. Subordinated Notes	Collateralized Securities	385	—	15,000	—	—	—	15,000
JMP Credit Advisors CLO II Ltd. Subordinated Notes	Collateralized Securities	513	—	5,700	—	—	399	6,099
MidOcean Credit CLO II, Ltd. Subordinated Notes	Collateralized Securities	—	—	20,543	—	—	—	20,543
NewStar Arlington Fund, LLC	Equity/Other	1,093	—	30,000	—	—	—	30,000
PennantPark Credit Opportunities Fund, LP	Equity/Other	438	5,137	5,000	—	—	413	10,550
Shackleton 2013-IV CLO, LTD. Subordinated Notes	Collateralized Securities	1,765	—	24,760	(24,760)	—	—	—
South Grand MM CLO I, LLC	Equity/Other	—	—	872	—	—	—	872
THL Credit Greenway Fund II LLC	Equity/Other	606	—	11,630	(2,693)	—	68	9,005
Total Affiliate Investments		$6,580	$5,137	$182,791	$(37,918)	$855	$3,344	$154,209
Total Control & Affiliate Investments		$6,635	$5,137	$216,923	$(37,918)	$855	$3,344	$188,341

This schedule should be read in connection with the Company’s Consolidated Financial Statements, including the Consolidated Schedules of Investments and Notes to the Consolidated Financial Statements.

(1)	The principal amount and ownership detail are shown in the Consolidated Schedules of Investments.
(2)	In accordance with the subscription agreement executed with Kahala Aviation Holdings, LLC dated December 23, 2013, the Company owns 84 common units of shares.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

The following discussion and analysis should be read in conjunction with the accompanying consolidated financial statements of Business Development Corporation of America and the notes thereto, and other financial information included elsewhere in this Quarterly Report on Form 10-Q. We are externally managed by our adviser, BDCA Adviser, LLC (the “Adviser”).

The forward-looking statements contained in this Quarterly Report on Form 10-Q may include statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of the investments that we expect to make;
•	the ability of our portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	our repurchase of shares;
•	actual and potential conflicts of interest with our Adviser and its affiliates;
•	the dependence of our future success on the general economy and its effect on the industries in which we invest;
•	the ability to qualify and maintain our qualification as a regulated investment company (“RIC”) and a business development company (“BDC”); and
•	the impact on our business of Dodd-Frank and the rules and regulations issued thereunder.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this Quarterly Report on Form 10-Q involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors discussed in Part I, Item 1A “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2013. Other factors that could cause actual results to differ materially include:

•	changes in the economy;
•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and
•	future changes in laws or regulations and conditions in our operating areas.

You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this Quarterly Report on Form 10-Q relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Quarterly Report on Form 10-Q.

Overview

We are a specialty finance company incorporated in Maryland in May 2010. We are an externally managed, non-diversified closed-end investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are therefore required to comply with certain regulatory requirements. We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually hereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We are managed by the Adviser, a private investment firm that is registered as an investment adviser under the

Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser oversees the management of our activities and is responsible for making investment decisions with respect to our portfolio. Our Adviser is controlled by Nicholas S. Schorsch, our chairman and chief executive officer, and William M. Kahane, one of our directors, through their ownership of AR Capital, LLC (formerly known as American Realty Capital II, LLC) (the “Sponsor”).

On January 25, 2011, we commenced our initial public offering (the “IPO”) on a “reasonable best efforts basis” of up to 150.0 million shares of common stock, $0.001 par value per share, at an initial offering price of $10.00 per share, subject to certain volume and other discounts, pursuant to a registration statement on Form N-2 (File No. 333-166636) (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended. We sold 22,222 shares of common stock to our Adviser on July 8, 2010 at $9.00 per share, which represents the initial public offering price of $10.00 per share minus selling commissions of $0.70 per share and dealer manager fees of $0.30 per share. On August 25, 2011, we raised sufficient funds to break escrow on our IPO and commenced operations as of that date. As of March 31, 2014, we had issued 94.1 million shares of common stock for gross proceeds of $1.0 billion including the shares purchased by the Sponsor and shares issued under our distribution reinvestment plan (“DRIP”). As of March 31, 2014, we had repurchased 0.3 million shares of common stock for payments of $2.6 million.

On July 13, 2012, we, through a wholly-owned, consolidated subsidiary, 405 TRS I, LLC (“405 Sub”), entered into a total return swap agreement (“TRS”) with Citibank, N.A. (“Citi”), which was subsequently amended on October 17, 2012, December 7, 2012, May 10, 2013, July 18, 2013, and October 15, 2013, to increase the aggregate market value of the portfolio of loans selected by 405 Sub to $350.0 million. 405 Sub is included within our consolidated financial statements. As amended, the TRS provides that 405 Sub may select a portfolio of loans with a maximum aggregate value (determined at the time such loans become subject to the TRS) of $350.0 million. The consolidated financial statements include both our accounts and the accounts of 405 Sub. All significant intercompany transactions have been eliminated in consolidation.

On July 24, 2012, we, through a wholly-owned, consolidated special purpose financing subsidiary, BDCA Funding I, LLC (“Funding I”), entered into a revolving credit facility (the “Wells Fargo Credit Facility”) with Wells Fargo Bank, National Association, as lender, Wells Fargo Securities, as administrative agent (together, “Wells Fargo”) and U.S. Bank National Association (“U.S. Bank”), as collateral agent, account bank and collateral custodian. The Wells Fargo Credit Facility, which was subsequently amended on April 26, 2013 and September 9, 2013, provides for borrowings in an aggregate principal amount of up to $200.0 million on a committed basis, with a term of 60 months. Funding I is included within our consolidated financial statements. The consolidated financial statements include both our accounts and the accounts of Funding I. All significant intercompany transactions have been eliminated in consolidation.

On February 21, 2014, the Company, through a newly-formed, wholly-owned, consolidated special purpose financing subsidiary, BDCA 2L Funding I, LLC (“2L Funding I”), entered into a revolving credit facility with Deutsche Bank AG, New York Branch as administrative agent and U.S. Bank as collateral agent and collateral custodian (the “Deutsche Bank Credit Facility”). The Deutsche Bank Credit Facility provides for borrowings in an aggregate principal amount of up to $60.0 million on a committed basis, with a 36 month term.

We have formed and expect to continue to form taxable wholly-owned, consolidated subsidiaries (the “Taxable Consolidated Subsidiaries”). These Taxable Consolidated Subsidiaries are taxed as corporations for federal income tax purposes and allow us to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code.

Our investment objective is to generate both current income and to a lesser extent long-term capital appreciation through debt and equity investments. We anticipate that during our offering period we will invest largely in first and second lien senior secured loans and mezzanine debt issued by middle market companies. We may also purchase, directly and through the TRS, interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans. First and second lien secured loans generally are senior debt instruments that rank ahead of subordinated debt and equity in bankruptcy priority and are generally secured by liens on the operating assets of a borrower which may include inventory, receivables, plant, property and equipment. Mezzanine debt is subordinated to senior loans and is generally unsecured. We define middle market companies as those with annual revenues between $10 million and $1 billion. We may also invest in the equity and junior debt tranches of collateralized loan obligation investment vehicles (“Collateralized Securities”). Structurally, Collateralized Securities are entities that are formed to manage a portfolio of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The senior secured loans within these Collateralized Securities are limited to senior secured loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create a diverse investment portfolio. We expect that our investments will generally range between approximately $1 million and $25 million, although this investment size will vary proportionately with the size of our capital base. As we increase our capital base during our offering period, we will invest in, and ultimately intend to have a substantial portion of our assets invested in, customized direct loans to and equity securities of middle market companies. In most cases, companies to whom we provide customized financing solutions will be privately held at the time we invest in them.

As a BDC, we are required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in “qualifying assets,” including securities of U.S. operating companies whose securities are not listed on a national securities exchange, U.S. operating companies with listed securities that have equity market capitalizations of less than $250 million, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we are only allowed to borrow money such that our asset coverage, which, as defined in the 1940 Act, measures the ratio of total assets less total liabilities (excluding borrowings) to total borrowings, equals at least 200% after such borrowing, with certain limited exceptions.

Investment Advisory and Administration Agreement

Pursuant to the Investment Advisory Agreement we have with the Adviser, we pay the Adviser a fee for its services consisting of two components — a management fee and an incentive fee. The management fee is calculated at an annual rate of 1.5% of our average gross assets and is payable quarterly in arrears.

The incentive fee consists of two parts. The first part, which we refer to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding quarter. The payment of the subordinated incentive fee on income is subject to payment of a preferred return to investors each quarter, expressed as a quarterly rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 1.75% (7.00% annualized), subject to a “catch up” feature.

The second part of the incentive fee, referred to as the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from the portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee equals 20.0% of our incentive fee capital gains, which equals our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. Realized gains received from loans underlying the total return swap we have with Citi will not be included for purposes of evaluating the incentive fee on capital gains.

We have entered into a fund administration servicing agreement and a fund accounting servicing agreement with U.S. Bancorp Fund Services, LLC (the “Administrator”). The Administrator provides services, such as accounting, financial reporting, legal and compliance support and investor relations support, necessary to operate. On August 13, 2012, we entered into a custody agreement with U.S. Bank. Under the custody agreement, U.S. Bank will hold all of our portfolio securities and cash for certain of our subsidiaries, and will transfer such securities or cash pursuant to our instructions. The custody agreement is terminable by either party, without penalty, on not less than ninety days prior notice to the other party. Realty Capital Securities, LLC (the “Dealer Manager”), an affiliate of the Sponsor, serves as the dealer manager of the IPO. The Adviser and the Dealer Manager are related parties and receive compensation and fees for services related to the IPO and for the investment and management of our assets. The Adviser receives fees during the offering, operational and liquidation stages while the Dealer Manager receives fees during the offering stage. The Adviser pays to the Administrator a portion of the fees payable to the Adviser for the performance of these support services.

Significant Accounting Estimates and Critical Accounting Policies

Our consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective, or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the consolidated financial statements, management has made estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting periods. In preparing the consolidated financial statements, management has utilized available information, including our past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As our expected operating plans occur we will describe additional critical accounting policies in the notes to our consolidated financial statements in addition to those discussed below.

Set forth below is a summary of the significant accounting estimates and critical accounting policies that management believes are important to the preparation of our consolidated financial statements. Certain of our accounting estimates are particularly important for an understanding of our financial position and results of operations and require the application of significant judgment by our management. As a result, these estimates are subject to a degree of uncertainty. These significant accounting estimates include:

Valuation of Portfolio Investments

Portfolio investments are reported on the consolidated statements of assets and liabilities at fair value. On a quarterly basis, the Company performs an analysis of each investment to determine fair value as follows:

Securities for which market quotations are readily available on an exchange are valued at the reported closing price on the valuation date. The Company may also obtain quotes with respect to certain of the Company's investments from pricing services or brokers or dealers in order to value assets. When doing so, the Company determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. If determined adequate, the Company uses the quote obtained.

Investments without a readily determined market value are primarily valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in fair value pricing the Company's investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process.

For an investment in an investment fund that does not have a readily determinable fair value, the Company measures the fair value of the investment predominately based on the net asset value per share of the investment fund if the net asset value of the investment fund is calculated in a manner consistent with the measurement principles of Financial Accounting Standards Board, (“FASB”), Accounting Standards Codification, (“ASC”), Topic 946, Financial Services-Investment Companies, as of the Company's measurement date. However, in determining the fair value of the Company's investment, the Company may make adjustments to the net asset value per share in certain circumstances, based on the Company's analysis of any restrictions on redemption of the shares of the investment as of the measurement date.

The value of our TRS is primarily based on the increase or decrease in the value of the loans underlying the TRS, as determined by Citi based upon indicative pricing by an independent third-party pricing service.

For investments in Collateralized Securities, the Company models both the assets and liabilities of each Collateralized Securities' capital structure. The model uses a waterfall engine to store the collateral data, generate collateral cash flows from the assets, and distribute the cash flows to the liability structure based on the priority of payments. The waterfall cash flows are discounted using rates that incorporate risk factors such as default risk, interest rate risk, downgrade risk, and credit spread risk, among others. In addition, the Company considers broker quotations and/or quotations provided by pricing services as an input to determining fair value when available.

As part of the Company's quarterly valuation process, the Adviser may be assisted by an independent valuation firm engaged by the Company's board of directors. The audit committee of the Company's board of directors reviews each preliminary valuation and the Adviser and an independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee. The board of directors then discusses the valuations and determines the fair value of each investment, in good faith, based on the input of the Adviser, the independent valuation firm (to the extent applicable) and the audit committee of the board of directors.

Because there is not a readily available market value for most of the investments in its portfolio, the Company values substantially all of its portfolio investments at fair value as determined in good faith by its board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

Income Taxes

We have elected to be treated for federal income tax purposes, and intend to qualify thereafter, as a RIC under Subchapter M of the Code. Generally, a RIC is exempt from federal income taxes if it distributes at least 90% of its “investment company taxable income,” as defined in the Code, each year. Distributions paid up to one year after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. We intend to distribute sufficient distributions to maintain our RIC status each year. We are also subject to nondeductible federal excise taxes if we do not distribute at least 98% of net ordinary income each calendar year and 98.2% of capital gain net income for the one year period ending on October 31 of such calendar year, if any, and any recognized and undistributed income from prior years for which we paid no federal income taxes. We will generally endeavor each year to avoid any federal excise taxes.

New Accounting Pronouncements

In June 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-08, Financial Services —  Investment Companies (ASC Topic 946), which affects the scope, measurement and disclosure requirements for investment companies under U.S. GAAP. The amendments: (i) change the approach to the investment company assessment in ASC Topic 946, clarify the characteristics of an investment company, and provide comprehensive guidance for assessing whether an entity is an investment company; (ii) require an investment company to measure non-controlling ownership interests in other investment companies at fair value rather than the equity method of accounting; and (iii) require the following additional disclosures (a) the fact that the entity is an investment company and is applying the guidance in ASC Topic 946, (b) information about changes, if any, in an entity’s status as an investment company, and (c) information about financial support provided or contractually required to be provided by an investment company to any of its investees. This guidance is effective for interim an annual reporting periods beginning on or after December 15, 2013. Management has reviewed the impact of this accounting pronouncement but does not believe it has a material impact on the Company.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Portfolio and Investment Activity

During the three months ended March 31, 2014, we made $406.3 million of investments in new portfolio companies and had $153.5 million in aggregate amount of exits and repayments, resulting in net investment activity of $252.8 million for the period.

Our portfolio composition, based on fair value, including the value of the TRS underlying loans, at March 31, 2014 was as follows:

	At March 31, 2014
	Percentage of Total Portfolio(1)	Weighted Average Current Yield for Total Portfolio(1)(2)	Percentage of TRS Underlying Loans	Weighted Average Current Yield for TRS Underlying Loans	Percentage of Total Portfolio Including TRS Underlying Loans	Weighted Average Current Yield for Total Portfolio Including TRS Underlying Loans(2)
Senior Secured First Lien Debt	48.3%	8.4%	96.8%	7.5%	60.2%	8.1%
Senior Secured Second Lien Debt	13.3	10.5	3.2	11.1	10.8	10.5
Subordinated Debt	6.1	14.3	—	—	4.6	14.3
Collateralized Securities(3)	16.1	15.3	—	—	12.2	15.3
Equity/Other	16.2	N/A	—	N/A	12.2	N/A
Total	100.0%	10.5%	100.0%	7.7%	100.0%	9.7%

(1)	Does not include TRS underlying loans.
(2)	Excludes the effect of the amortization or accretion of loan premiums or discounts.
(3)	Weighted average current yield for Collateralized Securities is based on the estimation of effective yield to expected maturity for each security as calculated in accordance with ASC Topic 325-40-35, Beneficial Interests in Securitized Financial Assets (see Note 2 — Summary of Significant Accounting Policies).

During the year ended December 31, 2013, we made $815.9 million of investments in new portfolio companies and had $270.0 million in aggregate amount of exits and repayments, resulting in net investment activity of $545.9 million for the period.

Our portfolio composition, based on fair value, including the value of the TRS underlying loans, at December 31, 2013 was as follows:

	At December 31, 2013
	Percentage of Total Portfolio(1)	Weighted Average Current Yield for Total Portfolio(1)(2)	Percentage of TRS Underlying Loans	Weighted Average Current Yield for TRS Underlying Loans	Percentage of Total Portfolio Including TRS Underlying Loans	Weighted Average Current Yield for Total Portfolio Including TRS Underlying Loans(2)
Senior Secured First Lien Debt	47.9%	8.3%	95.7%	7.7%	62.2%	8.0%
Senior Secured Second Lien Debt	13.1	10.7	4.3	11.3	10.4	11.3
Subordinated Debt	8.6	13.9	—	—	6.0	13.3
Collateralized Securities(3)	15.2	12.0	—	—	10.7	12.0
Equity/Other	15.2	N/A	—	N/A	10.7	N/A
Total	100.0%	8.4%	100.0%	7.8%	100.0%	9.3%

(1)	Does not include TRS underlying loans.
(2)	Excludes the effect of the amortization or accretion of loan premiums or discounts.
(3)	Weighted average current yield for Collateralized Securities is based on the estimation of effective yield to expected maturity for each security as calculated in accordance with ASC Topic 325-40-35, Beneficial Interests in Securitized Financial Assets (see Note 2 — Summary of Significant Accounting Policies).

The following table shows the portfolio composition by industry grouping, including the TRS underlying loans, based on fair value at March 31, 2014 (dollars in thousands):

	At March 31, 2014
	Investments at Fair Value(1)	Percentage of Total Portfolio(1)	Value of TRS Underlying Loans(2)	Percentage of TRS Underlying Loans	Total Investments at Fair Value including the value of TRS Underlying Loans	Percentage of Total Portfolio Including the value of TRS Underlying Loans
Diversified Investment Vehicles(3)	$251,126	26.5%	$—	—%	$251,126	19.8%
Media	56,698	6.0	22,088	7.2	78,786	6.2
Food Products	62,892	6.7	13,400	4.3	76,292	6.0
Health Care Providers & Services	65,043	6.9	9,987	3.2	75,030	5.9
Electronic Equipment, Instruments & Components	39,216	4.1	17,292	5.6	56,508	4.5
Hotels, Restaurants & Leisure	34,497	3.6	21,340	6.9	55,837	4.4
Publishing	55,374	5.8	—	—	55,374	4.4
Diversified Consumer Services	27,805	2.9	26,469	8.6	54,274	4.3
Oil, Gas & Consumable Fuels	27,217	2.9	23,786	7.7	51,003	4.1
Aerospace & Defense	40,789	4.3	5,730	1.9	46,519	3.7
Real Estate Management & Development	31,897	3.4	14,550	4.7	46,447	3.7
Consumer Finance	29,884	3.1	9,900	3.2	39,784	3.2
Professional Services	25,729	2.7	11,935	3.9	37,664	3.0
Marine	25,228	2.7	12,148	3.9	37,376	3.0
Biotechnology	—	—	37,094	12.0	37,094	2.9
Internet Software & Services	36,282	3.8	—	—	36,282	2.9
Commercial Services & Supplies	13,670	1.4	16,018	5.2	29,688	2.4
Software	9,727	1.0	17,383	5.6	27,110	2.2
Commercial Banks	10,000	1.1	10,000	3.2	20,000	1.6
Communications Equipment	3,925	0.4	14,972	4.8	18,897	1.5
Paper & Forest Products	7,999	0.8	7,000	2.3	14,999	1.2
Business Equipment & Services	4,950	0.5	10,013	3.2	14,963	1.2
Automotive	12,875	1.4	—	—	12,875	1.0
Technology – Enterprise Solutions	12,351	1.3	—	—	12,351	1.0
Road & Rail	12,053	1.3	—	—	12,053	1.0
Textiles, Apparel & Luxury Goods	11,974	1.3	—	—	11,974	1.0
IT Services	10,883	1.1	—	—	10,883	0.9
Diversified Telecommunication Services	9,962	1.0	—	—	9,962	0.8
Retailers (except food & drug)	9,825	1.0	—	—	9,825	0.8
Chemicals	9,794	1.0	—	—	9,794	0.8
Capital Markets	—	—	8,065	2.6	8,065	0.6
Pharmaceuticals	—	—	—	—	—	—
Total	$949,665	100.0%	$309,170	100.0%	$1,258,835	100.0%

(1)	Does not include TRS underlying loans.
(2)	The TRS underlying loans are held by our counterparty to the TRS, Citi. The values of the TRS underlying loans shown are based primarily on the indicative bid prices provided by an independent third-party pricing service to Citi.
(3)	Diversified Investment Vehicles consists of Collateralized Securities and equity investments in funds.

The following table shows the portfolio composition by industry grouping, including the TRS underlying loans, based on fair value at December 31, 2013 (dollars in thousands):

	At December 31, 2013
	Investments at Fair Value(1)	Percentage of Total Portfolio(1)	Value of TRS Underlying Loans(2)	Percentage of TRS Underlying Loans	Total Investments at Fair Value including the value of TRS Underlying Loans	Percentage of Total Portfolio Including the value of TRS Underlying Loans
Diversified Investment Vehicles(3)	$168,156	24.2%	$—	—%	$168,156	16.9%
Media	57,061	8.2	21,134	7.1	78,195	7.9
Hotels, Restaurants & Leisure	46,462	6.7	24,990	8.4	71,452	7.2
Diversified Consumer Services	29,190	4.2	30,876	10.4	60,066	6.1
Health Care Providers & Services	48,823	7.0	8,301	2.8	57,124	5.8
Oil, Gas & Consumable Fuels	32,058	4.6	23,875	8.1	55,933	5.6
Marine	28,399	4.1	12,209	4.1	40,608	4.1
Food Products	34,438	5.0	5,444	1.9	39,882	4.0
Biotechnology	5,876	0.8	33,227	11.2	39,103	3.9
Consumer Finance	28,691	4.1	9,925	3.4	38,616	3.9
Internet Software & Services	36,432	5.2	—	—	36,432	3.7
Commercial Services & Supplies	19,376	2.8	15,975	5.4	35,351	3.6
Professional Services	20,110	2.9	11,943	4.0	32,053	3.2
Software	10,182	1.5	20,342	6.9	30,524	3.1
Electronic Equipment, Instruments & Components	12,862	1.9	17,343	5.9	30,205	3.0
Real Estate Management & Development	13,001	1.9	14,475	4.9	27,476	2.8
Aerospace & Defense	21,131	3.0	5,752	1.9	26,883	2.7
Commercial Banks	9,875	1.4	9,900	3.3	19,775	2.0
Paper & Forest Products	8,040	1.2	7,035	2.4	15,075	1.5
Communications Equipment	7,412	1.1	5,355	1.8	12,767	1.3
Road & Rail	12,147	1.7	—	—	12,147	1.2
Textiles, Apparel & Luxury Goods	11,977	1.7	—	—	11,977	1.2
IT Services	10,741	1.5	—	—	10,741	1.1
Diversified Telecommunication Services	10,000	1.4	—	—	10,000	1.0
Distributors	—	—	10,000	3.4	10,000	1.0
Chemicals	9,728	1.4	—	—	9,728	1.0
Capital Markets	—	—	8,059	2.7	8,059	0.8
Machinery	3,608	0.5	—	—	3,608	0.4
Total	$695,776	100.0%	$296,160	100.0%	$991,936	100.0%

(1)	Does not include TRS underlying loans.
(2)	The TRS underlying loans are held by our counterparty to the TRS, Citi. The values of the TRS underlying loans shown are based primarily on the indicative bid prices provided by an independent third-party pricing service to Citi.
(3)	Diversified Investment Vehicles consists of Collateralized Securities and equity investments in funds.

The following table presents the fair value measurements at March 31, 2014 for Level 3 investments (dollars in thousands):

Portfolio Company	Type of Asset	Fair Value	Fair Value Percentage of Total Portfolio
ABRA Holding Co.	Senior Secured First Lien Debt	$10,546	1.1%
Adventure Interactive Corp.	Senior Secured First Lien Debt	19,571	2.2
American Importing Company, Inc.	Senior Secured First Lien Debt	10,906	1.1
Apidos XVI CLO, LTD. Subordinated Notes	Collateralized Securities	13,584	1.4
Boston Market Corporation	Senior Secured Second Lien Debt	24,597	2.7
Carlyle GMS Finance, Inc.	Equity/Other	2,371	0.2
Chicken Soup for the Soul Publishing, LLC	Senior Secured First Lien Debt	29,624	3.1
Collision Holding Company, LLC	Senior Secured First Lien Debt	2,329	0.2
CPX Interactive Holdings, LP	Senior Secured Second Lien Debt	18,663	2.0
CPX Interactive Holdings, LP – Series A Convertible Preferred Shares	Equity/Other	6,000	0.6
CPX Interactive Holdings, LP – Warrants	Equity/Other	1,087	0.1
Crowley Holdings, Inc.- Series A Preferred Stock	Equity/Other	25,228	2.7
CVP Cascade CLO, LTD. Subordinated Notes	Collateralized Securities	24,843	2.6
ECI Acquisition Holdings, Inc.	Senior Secured First Lien Debt	12,351	1.3
Epic Health Services, Inc.	Senior Secured First Lien Debt	13,725	1.4
EZE Trucking, Inc.	Senior Secured First Lien Debt	12,053	1.3
Fifth Street Senior Loan Fund I, LLC	Equity/Other	14,455	1.5
Garrison Funding 2013 – 1 Ltd. Subordinated Notes	Collateralized Securities	15,000	1.6
Global Telecom & Technology, Inc.	Senior Secured First Lien Debt	7,395	0.8
Gold, Inc.	Subordinated Debt	11,974	1.3
HIG Integrity Neutraceuticals	Senior Secured First Lien Debt	25,665	2.7
HIG Integrity Neutraceuticals	Equity/Other	895	0.1
ILC Dover LP	Senior Secured First Lien Debt	14,925	1.6
InMotion Entertainment Group, LLC	Senior Secured First Lien Debt	9,825	1.0
Interblock USA L.C.	Senior Secured Second Lien Debt	22,540	2.4
K2 Pure Solutions NoCal, L.P.	Senior Secured First Lien Debt	9,794	1.0
Kahala Aviation Holdings, LLC	Equity/Other	—	—
Kahala Aviation Holdings, LLC – Preferred Stock	Equity/Other	6,321	0.7
Kahala US OpCo LLC	Senior Secured First Lien Debt	19,543	2.1
MBLOX Inc.	Senior Secured Second Lien Debt	7,038	0.7
MBLOX Inc. – Warrants	Equity/Other	777	0.1
Med-Data Incorporated	Senior Secured First Lien Debt	14,683	1.5
MidOcean Credit Fund Management LP	Collateralized Securities	34,058	3.6
National Technical Systems, Inc.	Senior Secured First Lien Debt	18,615	2.0
NewStar Arlington Fund, LLC	Equity/Other	30,000	3.2
NextCare, Inc.	Senior Secured First Lien Debt	16,649	1.8
OFSI Fund VI, Ltd. Subordinated Notes	Collateralized Securities	32,895	3.5
Park Ave Re Holdings, LLC	Senior Secured First Lien Debt	24,088	2.5

Portfolio Company	Type of Asset	Fair Value	Fair Value Percentage of Total Portfolio
Park Ave Re, Inc.	Equity/Other	$—	—%
Park Ave Re, Inc. – Preferred Stock	Equity/Other	7,809	0.8
PennantPark Credit Opportunity Fund, LP	Equity/Other	10,791	1.1
PeopLease Holdings, LLC	Senior Secured First Lien Debt	9,779	1.0
Precision Dermatology, Inc. – Warrants	Equity/Other	—	—
Related Fee Agreements	Collateralized Securities	6,797	0.7
S.B. Restaurant Co., Inc.	Subordinated Debt	—	—
S.B. Restaurant Co., Inc. – Warrants	Equity/Other	—	—
S.B. Restaurant Co., Inc. – Senior Subordinated Debt	Subordinated Debt	—	—
Shackleton 2014-V CLO, LTD. Subordinated Notes	Collateralized Securities	26,250	2.8
SkyCross, Inc.	Senior Secured Second Lien Debt	4,835	0.5
SkyCross, Inc. – Warrants	Equity/Other	450	—
South Grand MM CLO I, LLC	Equity/Other	22,209	2.3
Tennenbaum Waterman Fund, L.P.	Equity/Other	5,935	0.6
The SAVO Group, Ltd.	Subordinated Debt	5,014	0.5
The SAVO Group, Ltd. – Warrants	Equity/Other	1,301	0.1
The Tennis Channel Holdings, Inc.	Senior Secured First Lien Debt	14,955	1.6
THL Credit Greenway Fund II LLC	Equity/Other	11,938	1.3
Varel International Energy Mezzanine Funding Corp.	Subordinated Debt	11,390	1.2
Vestcom Acquisition, Inc.	Subordinated Debt	7,573	0.9
Visionary Integration Professionals, LLC	Subordinated Debt	9,962	1.0
Visionary Integration Professionals, LLC – Warrants	Equity/Other	921	0.1
WBL SPE I., LLC	Senior Secured First Lien Debt	4,500	0.5
World Business Lenders, LLC	Equity/Other	3,750	0.4
Xplornet Communications, Inc.	Subordinated Debt	9,962	1.0
Xplornet Communications, Inc. – Warrants	Equity/Other	—	—
Zimbra, Inc.	Senior Secured Second Lien Debt	6,140	0.6
Zimbra, Inc.	Subordinated Debt	2,000	0.2
Zimbra, Inc. – Warrants (Second Lien Debt)	Equity/Other	255	—
Zimbra, Inc. – Warrants (Third Lien Bridge Note)	Equity/Other	1,332	0.1
Total Level 3 investments		$750,461	79.0%
Total Level 2 investments(1)		$199,204	21.0%
Total Investments		$949,665	100.0%

(1)	Does not include TRS underlying loans.

The following table presents the fair value measurements at December 31, 2013 for Level 3 investments (dollars in thousands):

Portfolio Company	Type of Asset	Fair Value	Fair Value Percentage of Total Portfolio
Adventure Interactive Corp.	Senior Secured First Lien Debt	$19,575	2.9%
American Importing Company, Inc.	Senior Secured First Lien Debt	10,933	1.6
Apidos XVI CLO, LTD. Subordinated Notes	Collateralized Securities	13,650	2.0
Boston Market	Senior Secured Second Lien Debt	24,625	3.5
Carlyle GMS Finance, Inc.	Equity/Other	2,173	0.3
Catamaran CLO 2013-1 Ltd. Subordinated Notes	Collateralized Securities	20,404	2.9
Crowley Holdings Preferred, LLC – Series A Preferred Shares	Equity/Other	25,000	3.6
CVP Cascade CLO-1, LTD. Subordinated Notes	Collateralized Securities	28,086	4.0
Epic Health Services	Senior Secured First Lien Debt	13,899	2.0
Eureka Hunter Holdings, LLC	Senior Secured Second Lien Debt	4,969	0.7
EZE Trucking, Inc.	Senior Secured First Lien Debt	12,147	1.7
FairPay Solutions Inc. Term Loan A	Senior Secured First Lien Debt	2,350	0.3
FairPay Solutions Inc. Term Loan B	Senior Secured First Lien Debt	7,500	1.1
Garrison Funding 2013 – 1 Ltd. Subordinated Notes	Collateralized Securities	15,000	2.2
Global Telecom & Technology, Inc.	Senior Secured First Lien Debt	7,559	1.1
Gold, Inc.	Subordinated Debt	11,977	1.7
HIG Integrity Neutraceuticals	Equity/Other	850	0.1
HIG Integrity Neutraceuticals	Senior Secured First Lien Debt	22,655	3.3
JMP Credit Advisors CLO II Ltd. Subordinated Notes	Collateralized Securities	6,099	0.9
K2 Pure Solutions NoCal, L.P.	Senior Secured First Lien Debt	9,728	1.4
Kahala Aviation Holdings, LLC	Equity/Other	—	—
Kahala Aviation Holdings, LLC Preferred Shares	Equity/Other	5,271	0.8
Kahala US OpCo LLC	Senior Secured First Lien Debt	15,860	2.3
MBLOX Inc.	Senior Secured Second Lien Debt	7,011	1.0
MBLOX Inc. – Warrants	Equity/Other	705	0.1
MC Funding Ltd. Preferred Shares	Collateralized Securities	2,163	0.3
MidOcean Credit CLO II, Ltd. Subordinated Notes	Collateralized Securities	20,543	3.0
National Technical Systems, Inc.	Senior Secured First Lien Debt	12,375	1.8
NewStar Arlington Fund LLC	Equity/Other	30,000	4.3
NextCare, Inc.	Senior Secured First Lien Debt	17,272	2.5
Park Ave RE Holdings, LLC	Senior Secured First Lien Debt	9,750	1.4
Park Ave RE, Inc.	Equity/Other	33	—
Park Ave RE, Inc. – Preferred Shares	Equity/Other	3,218	0.5
PennantPark Credit Opportunities Fund, LP	Equity/Other	10,550	1.5
PeopLease Holdings, LLC	Senior Secured First Lien Debt	9,800	1.4
Precision Dermatology, Inc. – Warrants	Equity/Other	—	—

Portfolio Company	Type of Asset	Fair Value	Fair Value Percentage of Total Portfolio
S.B. Restaurant Co., Inc. – Warrants	Equity/Other	—	—
S.B. Restaurant Co., Inc. – Senior Subordinated Debt	Subordinated Debt	88	—
S.B. Restaurant Co., Inc.	Subordinated Debt	2,025	0.3
SkyCross, Inc. – Warrants	Equity/Other	450	0.1
SkyCross, Inc.	Senior Secured Second Lien Debt	4,979	0.7
Source Refrigeration & HVAC, Inc.	Senior Secured First Lien Debt	2,735	0.4
South Grand MM CLO I, LLC	Equity/Other	872	0.1
Teleflex Marine, Inc.	Senior Secured Second Lien Debt	3,399	0.5
Tennenbaum Waterman Fund, L.P.	Equity/Other	9,611	1.4
The SAVO Group, Ltd.	Subordinated Debt	5,005	0.7
The SAVO Group, Ltd. – Warrants	Equity/Other	1,302	0.2
The Tennis Channel Holdings, Inc.	Senior Secured First Lien Debt	14,787	2.1
THL Credit Greenway Fund II LLC	Equity/Other	9,005	1.3
Trinity Consultants Holdings, Inc.	Senior Secured First Lien Debt	3,079	0.4
Varel International Energy Mezzanine Funding Corp.	Subordinated Debt	11,251	1.6
Vestcom Acquisition, Inc.	Subordinated Debt	7,525	1.1
Visionary Integration Professionals, LLC	Subordinated Debt	9,831	1.4
Visionary Integration Professionals, LLC – Warrants	Equity/Other	910	0.1
WBL SPE I., LLC	Senior Secured First Lien Debt	3,750	0.5
World Business Lenders, LLC	Equity/Other	3,751	0.5
Xplornet Communications, Inc.	Subordinated Debt	10,000	1.4
Xplornet Communications, Inc. – Warrants	Equity/Other	—	—
Zimbra, Inc.	Senior Secured Second Lien Debt	6,137	0.9
Zimbra, Inc.	Subordinated Debt	2,000	0.3
Zimbra, Inc. – Warrants (Second Lien Debt)	Equity/Other	447	0.1
Zimbra, Inc. – Warrants (Third Lien Bridge Note)	Equity/Other	1,598	0.2
Total Level 3 investments		$518,267	74.5%
Total Level 2 investments(1)		$177,509	25.5%
Total Investments		$695,776	100.0%

(1)	Does not include TRS underlying loans.

The following table presents the percentage of amortized cost by loan market for investments including the TRS underlying loans as of March 31, 2014:

	Amortized Cost as of March 31, 2014
	Investments per Total Portfolio	TRS Underlying Loans	Total Portfolio including TRS Underlying Loans
Middle Market(1)	67.7%	80.3%	70.8%
Large Corporate(2)	0.4	19.7	5.1
Other(3)	31.9	—	24.1
Total	100.0%	100.0%	100.0%

(1)	Middle market represents companies whose annual revenues are between $10 million and $1 billion.
(2)	Large corporate represents companies whose annual revenues are in excess of $1 billion.
(3)	Other represents collateralized securities and equity investments.

The following table presents the percentage of amortized cost by loan market for investments including the TRS underlying loans as of December 31, 2013:

	Amortized Cost as of December 31, 2013
	Investments per Total Portfolio	TRS Underlying Loans	Total Portfolio including TRS Underlying Loans
Middle Market(1)	67.4%	90.9%	74.4%
Large Corporate(2)	2.8	9.1	4.7
Other(3)	29.8	—	20.9
Total	100.0%	100.0%	100.0%

(1)	Middle market represents companies whose annual revenues are between $10 million and $1 billion.
(2)	Large corporate represents companies whose annual revenues are in excess of $1 billion.
(3)	Other represents collateralized securities and equity investments.

The following table presents the percentage of fair value by loan market for investments including the TRS underlying loans as of March 31, 2014:

	Fair Value as of March 31, 2014
	Investments per Total Portfolio	TRS Underlying Loans	Total Portfolio including TRS Underlying Loans
Middle Market(1)	67.2%	80.5%	70.5%
Large Corporate(2)	0.4	19.5	5.1
Other(3)	32.4	—	24.4
Total	100.0%	100.0%	100.0%

(1)	Middle market represents companies whose annual revenues are between $10 million and $1 billion.
(2)	Large corporate represents companies whose annual revenues are in excess of $1 billion.
(3)	Other represents collateralized securities and equity investments.

The following table presents the percentage of fair value by loan market for investments including the TRS underlying loans as of December 31, 2013:

	Fair Value as of December 31, 2013
	Investments per Total Portfolio	TRS Underlying Loans	Total Portfolio including TRS Underlying Loans
Middle Market(1)	66.7%	91.2%	74.0%
Large Corporate(2)	2.8	8.8	4.6
Other(3)	30.5	—	21.4
Total	100.0%	100.0%	100.0%

(1)	Middle market represents companies whose annual revenues are between $10 million and $1 billion.
(2)	Large corporate represents companies whose annual revenues are in excess of $1 billion.
(3)	Other represents collateralized securities and equity investments.

Portfolio Asset Quality

Our Adviser employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our Adviser grades the credit risk of all debt investments on a scale of 1 to 5 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio debt investment relative to the inherent risk at the time the original debt investment was made (i.e., at the time of acquisition), although it may also take into account under certain circumstances the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors.

Loan Rating	Summary Description
1	Debt investment exceeding fundamental performance expectations and/or capital gain expected. Trends and risk factors since the time of investment are favorable.
2	Performing consistent with expectations and a full return of principal and interest expected. Trends and risk factors are neutral to favorable. All investments are initially rated a “2”.
3	Performing debt investment requiring closer monitoring. Trends and risk factors show some deterioration.
4	Underperforming debt investment. Some loss of interest or dividend expected, but still expecting a positive return on investment. Trends and risk factors are negative.
5	Underperforming debt investment with expected loss of interest and some principal.

The weighted average risk ratings of our investments based on amortized cost were 2.01 as of March 31, 2014 and 2.03 as of December 31, 2013.

As of March 31, 2014, we had one portfolio company, which represented two portfolio investments, on non-accrual status. These investments had a total principal of $4.2 million, which represented 0.4% of our portfolio and had no fair value as of March 31, 2014. We are currently evaluating potential value recovery alternatives for these investments. As of December 31, 2013, we had one portfolio investment on non-accrual status. This investment had a principal of $4.0 million and fair value of $2.0 million as of December 31, 2013, which represented 0.6% and 0.3%, respectively, of our portfolio.

RESULTS OF OPERATIONS

Operating results for the three months ended March 31, 2014 and March 31, 2013 were as follows (dollars in thousands):

	For the Three Months Ended March 31,
	2014	2013
Total investment income	$18,490	$4,355
Total expenses, net	6,544	2,148
Net investment income	$11,946	$2,207

Investment Income

For the three months ended March 31, 2014 and March 31, 2013, total investment income was $18.5 million and $4.4 million, respectively, and was attributable to interest income from investments in portfolio companies. The increase in total investment income was due to the higher level of investments in portfolio companies during the period ended March 31, 2014 as compared to the period ended March 31, 2013. During the three months ended March 31, 2014, the average portfolio fair value was $822.7 million with a 10.5% weighted average current yield while the average portfolio fair value and weighted average current yield were $158.6 million and 10.8%, respectively for the same period in 2013.

Operating Expenses

The composition of our operating expenses for the three months ended March 31, 2014 and March 31, 2013 were as follows (dollars in thousands):

	For the Three Months Ended March 31,
	2014	2013
Management fees	$3,631	$827
Interest and credit facility financing expenses	1,294	302
Subordinated income incentive fees	778	729
Capital gains incentive fees	(19)	330
Professional fees	743	238
Insurance	58	54
Other administrative	42	58
Directors fees	17	16
Operating expenses before expense waivers and reimbursements from Adviser	6,544	2,554
Waiver of management and incentive fees	—	(406)
Total operating expenses net of expense waivers and reimbursements from Adviser	$6,544	$2,148

Interest and credit facility expenses for the three months ended March 31, 2014 were comprised of amortization of deferred financing costs and non-usage fees related to the Wells Fargo Credit Facility and the Deutsche Bank Credit Facility along with $0.9 million of interest expense on the balance drawn on the Wells Fargo Credit Facility. The interest expense on the balance drawn on the Wells Fargo Credit Facility was based on an average debt outstanding of $152.1 million at a weighted average annualized cost of 2.42% for the three months ended March 31, 2014. For the three months ended March 31, 2014, we incurred $3.6 million of management fees, of which the Adviser did not waive any such fees. For the three months ended March 31, 2014, we incurred $0.8 million of incentive fees, of which the Adviser waived $0.0 million.

Interest and credit facility expenses for the three months ended March 31, 2013 were comprised of amortization of deferred financing costs and non-usage fees related to our Wells Fargo Credit Facility along with $0.2 million of interest expense on the balance drawn on the Wells Fargo Credit Facility. The interest expense on the balance drawn on the Wells Fargo Credit Facility was based on an average debt outstanding of $30.0 million at a weighted average annualized cost of 2.61% for the three months ended March 31, 2013.

For the three months ended March 31, 2013, we incurred $0.8 million of management fees, of which the Adviser did not waive any such fees. For the three months ended March 31, 2013, we incurred $1.0 million of incentive fees, of which the Adviser waived $0.4 million.

	For the Three Months Ended March 31,
	2014	2013
Net realized gain from investments	$3,476	$996
Net realized gain from total return swap	5,451	1,796
Net unrealized appreciation (depreciation) on investments	(3,571)	658
Net unrealized appreciation on total return swap	98	2,283
Net realized and unrealized gain on investments and total return swap	$5,454	$5,733

Net Realized Gain and Net Change in Unrealized Appreciation (Depreciation) on Investments

Net realized gain and change in unrealized appreciation (depreciation) on investments resulted in a net loss of $(0.1) million for the three months ended March 31, 2014 compared to a net gain of $1.7 million for the same period in 2013. We look at net realized gains and change in unrealized appreciation (depreciation) together as movement in unrealized appreciation or depreciation can be the result of realizations. The net loss for the three months ended March 31, 2014 was primarily driven by the unrealized depreciation of $(2.1) million on the two portfolio investments in non-accrual status and was partially offset by the net short-term gain of $1.0 million on the sale of one investment along with smaller scale net realized gains and unrealized appreciation across the remainder of the portfolio. In total, we sold $153.5 million of assets during the three month period ended March 31, 2014. The net gain for the three months ended March 31, 2013 was primarily driven by the unrealized appreciation of $0.9 million on an investment that was exceeding performance expectations along with smaller scale net realized gains and unrealized appreciation across the remainder of the portfolio. Total asset sales for the three months ended March 31, 2014 were $70.7 million.

Net Realized Gain and Net Change in Unrealized Appreciation on Total Return Swap

Net realized gain and change in unrealized appreciation on the total return swap resulted in a net gain of $5.5 million for the three months ended March 31, 2014 compared to a net gain of $4.1 million for the same period in 2013. We look at net realized gains and change in unrealized appreciation (depreciation) together as movement in unrealized appreciation or depreciation can be the result of realizations. The net gain for the three months ended March 31, 2014 was primarily driven by interest income of $5.5 million earned on the loans held under the TRS which had an average total notional value of $299.4 million for the three month period. In addition, we had $(1.0) million of interest expense on the TRS and $1.0 million in realized gains on TRS asset sales. The net gain for the three months ended March 31, 2013 was primarily driven by a $2.3 million change in unrealized appreciation across our loans held under the TRS due to overall increases in market prices. In addition, we had $2.1 million in interest income earned on the loans held under the TRS which had an average total notional value of $103.3 million for the three month period. This was partially offset by $(0.4) million in interest expense. Please see Note 6 — Total Return Swap — for more information about the TRS.

At March 31, 2014, the receivable and realized gain on the total return swap on the consolidated statements of assets and liabilities and consolidated statements of operations consisted of the following (dollars in thousands):

	Net Receivable	Net Realized Gains
Interest and other income from TRS portfolio	$4,117	$5,467
TRS interest expense	(801)	(1,029)
Gains on TRS asset sales	78	1,013
Net realized gain from TRS	$3,394	$5,451

At March 31, 2013, the receivable and realized gain on the total return swap on the consolidated statements of assets and liabilities and consolidated statements of operations consisted of the following (dollars in thousands):

	Net Receivable	Net Realized Gains
Interest and other income from TRS portfolio	$1,696	$2,127
TRS interest expense	(300)	(375)
Gains on TRS asset sales	7	44
Net realized gain from TRS	$1,403	$1,796

Cash Flows for the Three Months Ended March 31, 2014

For the three months ended March 31, 2014, net cash used in operating activities was $266.1 million. The level of cash flows used in or provided by operating activities is affected by the timing of purchases, redemptions and sales of portfolio investments, among other factors. The increase in cash flows used in operating activities for the three months ended March 31, 2014 was primarily due to $406.3 million for purchases of investments and $20.2 million from a decrease in unsettled trades receivable partially offset by cash provided by operating activities of $153.5 million for sales and repayments of investments, $46.6 million from a decrease in unsettled trades payable, and $17.4 million from a net increase in net assets from operations. The purchase and sales activity is driven by the increase in investment activity resulting from the continuous equity capital raising and growing capital base.

Net cash provided by financing activities of $309.7 million during the three months ended March 31, 2014 was primarily related to net proceeds from the issuance of common stock of $296.2 million and proceeds from the Wells Fargo Credit Facility of $22.0 million. These inflows were partially offset by payments of stockholder distributions of $8.0 million. Consistent with the increase in investment activity, the proceeds from the issuance of common stock are the result of our increasing equity raise capabilities.

Cash Flows for the Three Months Ended March 31, 2013

For the three months ended March 31, 2013, net cash used in operating activities was $60.7 million. The level of cash flows used in or provided by operating activities is affected by the timing of purchases, redemptions and sales of portfolio investments, among other factors. The increase in cash flows used in operating activities for the three months ended March 31, 2013 was primarily due to $113.8 million for purchases of investments partially offset by $70.7 million for repayments of investments and $7.9 million from a net increase in net investment income. The purchase and sales activity is driven by the increase in investment activity resulting from the continuous equity capital raising and growing capital base.

Net cash provided by financing activities of $65.4 million during the three months ended March 31, 2013 was primarily related to net proceeds from the issuance of common stock of $69.2 million and proceeds from the Wells Fargo Credit Facility of $2.0 million. These inflows were partially offset by principal repayments on debt of $4.7 million and payments of stockholder distributions of $2.3 million. Consistent with the increase in investment activity, the proceeds from the issuance of common stock are the result of our increasing equity raise capabilities.

Liquidity and Capital Resources

We generate cash from the net proceeds of our ongoing continuous public offering and from cash flows from fees, interest and dividends earned from our investments, as well as proceeds from sales of our investments. The Registration Statement offering for sale up to $1.5 billion of shares of our common stock (150.0 million shares at an initial offering price of $10.00 per share) (the “Offering”), was declared effective on January 27, 2011. As of March 31, 2014, we had issued 94.1 million shares of our common stock for gross proceeds of $1.0 billion including shares issued to the Sponsor and shares issued under the DRIP.

Our principal demands for funds in both the short-term and long-term are for portfolio investments, either directly or indirectly through investment interests, such as the TRS, for the payment of operating expenses, distributions to our investors, repurchases under our share repurchase program, and for the payment of principal and interest on our outstanding indebtedness. Generally, capital needs for investment activities will be met through net proceeds received from the sale of common stock through our public offering. We may also from time to time enter into other agreements with third parties whereby third parties will contribute to specific investment opportunities. Items other than investment acquisitions are expected to be met from a combination of the proceeds from the sale of common stock, cash flows from operations, and, during our IPO, reimbursements from the Adviser.

We have entered into the Expense Support Agreement with our Adviser, whereby the Adviser may pay the Expense Support Payment for any period beginning on the effective date of the Registration Statement, until we and the Adviser mutually agree otherwise. The purpose of the Expense Support Agreement was to reduce our offering and operating expenses until we had achieved economies of scale sufficient to ensure that we were able to bear a reasonable level of expense in relation to our investment income. The Expense Support Payment for any month shall be paid to us by the Adviser in cash and/or offsets against amounts due from us to the Adviser. Operating expenses subject to this agreement include expenses as defined by U.S. GAAP, including, without limitation, advisory fees payable and interest on indebtedness for such period, if any. As of March 31, 2014, the Adviser had made cumulative payments to the Company for $1.0 million of expenses pursuant to the Expense Support Agreement. During the three months ended March 31, 2014, the Adviser made no payments to the Company for expenses pursuant to the Expense Support Agreement. See Note 4 — Related Party Transactions and Arrangements — Expense Support Agreement — in our consolidated financial statements included in this report for additional information on this arrangement, including Expense Payments made by our Adviser pursuant to the terms of this agreement and the ability of the Adviser to be reimbursed for Expense Payments made to us.

Other potential future sources of capital include proceeds from secured or unsecured financings from banks or other lenders, proceeds from private offerings, proceeds from the sale of investments and undistributed funds from operations. However, our ability to incur additional debt will be dependent on a number of factors, including our degree of leverage, the value of our unencumbered assets and borrowing restrictions that may be imposed by lenders. Our ability to raise proceeds in our public offering will be dependent on a number of factors as well, including general market conditions for BDCs and market perceptions about us.

In January 2011, we entered into an agreement to obtain a revolving line of credit in the amount of $10.0 million with Main Street. The line of credit bore a variable interest rate based on the London Interbank Offered Rate (“LIBOR”) plus 3.50%. On July 24, 2012, we used working capital and certain proceeds from the total return swap of our subsidiary, 405 Sub, to repay all of the obligations under our credit facility with Main Street. We were not required to pay any prepayment penalty in connection with such repayment.

Total Return Swap

On July 13, 2012, we, through a wholly-owned subsidiary, 405 Sub, entered into a TRS with Citi, which was subsequently amended on October 17, 2012, December 7, 2012, May 10, 2013, July 18, 2013, and October 15, 2013, to increase the aggregate market value of the portfolio of loans selected by 405 Sub.

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the total return swap, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. The TRS effectively adds leverage to our portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The TRS enables us, through our ownership of 405 Sub, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest type payment to Citi.

The obligations of 405 Sub under the TRS are non-recourse to us and our exposure to the TRS is limited to the amount that we contribute to 405 Sub in connection with the TRS. Generally, that amount will be the amount that 405 Sub is required to post as cash collateral for each loan (which in most instances is approximately 25% of the market value of a loan at the time that such loan is purchased). As amended, the TRS provides that 405 Sub may select a portfolio of loans with a maximum aggregate market value (determined at the time such loans become subject to the TRS) of $350.0 million.

405 Sub will pay interest to Citi for each loan at a rate equal to one-month or three-month LIBOR, depending on the terms of the underlying loan, plus 1.20% per annum. Upon the termination or repayment of any loan selected by 405 Sub under the Agreement, 405 Sub may deduct the appreciation of such loan's value from any interest owed to Citi or pay the depreciation amount to Citi in addition to remaining interest payments.

Citi may terminate any individual loan on or after July 13, 2015. However, if at any time, any particular loan fails to meet certain criteria set forth in the TRS, and such failure continues for 30 days, Citi will have the right to terminate that loan or the entire agreement with at least 10 days' notice and 405 Sub would be required to pay certain breakage costs to Citi. 405 Sub may terminate the TRS prior to July 13, 2015 but would be required to pay certain termination fees.

As of March 31, 2014, we had $79.0 million in cash held as collateral by Citi under the terms of the TRS.

See Note 6 — Total Return Swap — in our consolidated financial statements included in this report for additional disclosure on the TRS with Citi.

Wells Fargo Credit Facility

On July 24, 2012, we, through a newly-formed, wholly-owned special purpose financing subsidiary, Funding I, entered into a revolving credit facility with Wells Fargo and U.S. Bank, as collateral agent, account bank and collateral custodian. The Wells Fargo Credit Facility, which was subsequently amended on April 26, 2013 and September 9, 2013, provides for borrowings in an aggregate principal amount of up to $200.0 million on a committed basis, with a term of 60 months.

We may contribute cash or loans to Funding I from time to time to retain a residual interest in any assets contributed through its ownership of Funding I or will receive fair market value for any loans sold to Funding I. Funding I may purchase additional loans from various sources. Funding I has appointed us as servicer to manage its portfolio of loans. Funding I's obligations under the Wells Fargo Credit Facility are secured by a first priority security interest in substantially all of the assets of Funding I, including its portfolio of loans. The obligations of Funding I under the Wells Fargo Credit Facility are non-recourse to us.

The Wells Fargo Credit Facility will be priced at one month maturity LIBOR, with no LIBOR floor, plus a spread ranging between 1.75% and 2.50% per annum, depending on the composition of the portfolio of loans owned by Funding I for the relevant period. Interest is payable quarterly in arrears. Funding I will be subject to a non-usage fee to the extent the aggregate principal amount available under the Wells Fargo Credit Facility has not been borrowed. The non-usage fee per annum for the first six months is 0.50%; thereafter, the non-usage fee per annum is 0.50% for the first 20% of the unused balance and 2.0% for the portion of the unused balance that exceeds 20%. Any amounts borrowed under the Wells Fargo Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable in April 2018.

Borrowings under the Wells Fargo Credit Facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Funding I varies depending upon the types of loans in Funding I's portfolio. As of December 31, 2013, we were in compliance with regards to the Wells Fargo Credit Facility covenants. The Wells Fargo Credit Facility may be prepaid in whole or in part, subject to customary breakage costs. In the event that the Wells Fargo Credit Facility is terminated prior to the first anniversary, an additional amount is payable to Wells Fargo equal to 2.00% of the maximum amount of the Wells Fargo Credit Facility.

The Wells Fargo Credit Facility contains customary default provisions for facilities of this type pursuant to which Wells Fargo may terminate our rights, obligations, power and authority, in our capacity as servicer of the portfolio assets under the Wells Fargo Credit Facility, including, but not limited to, non-performance of Wells Fargo Credit Facility obligations, insolvency, defaults of certain financial covenants and other events with respect to us that may be adverse to Wells Fargo and the secured parties under the Wells Fargo Credit Facility.

In connection with the Wells Fargo Credit Facility, Funding I has made certain representations and warranties, is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities and is subject to certain customary events of default. Upon the occurrence and during the continuation of an event of default, Wells Fargo may declare the outstanding advances and all other obligations under the Wells Fargo Credit Facility immediately due and payable. During the continuation of an event of default, Funding I must pay interest at a default rate.

Borrowings of Funding I will be considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act, applicable to BDCs.

Our cash is deposited in either commercial bank accounts or custody accounts and may be deposited in short-term, highly liquid investments that we believe provide appropriate safety of principal.

As of March 31, 2014, we had $154.7 million outstanding under the Wells Fargo Credit Facility.

See Note 5 — Borrowings — in our consolidated financial statements included in this report for additional disclosure on the Wells Fargo Credit Facility.

Deutsche Bank Credit Facility

On February 21, 2014, we, through 2L Funding I, entered into the Deutsche Bank Credit Facility with Deutsche Bank, as lender and as administrative agent and U.S. Bank, as collateral agent and collateral custodian.

The Deutsche Bank Credit Facility provides for borrowings in an aggregate principal amount of up to $60.0 million with a term of 36 months. The Deutsche Bank Credit Facility will be priced at LIBOR plus 4.25%, with no LIBOR floor. The undrawn rate is 0.75%. 2L Funding Sub I will be subject to a minimum utilization of 50% of the loan amount in the first 12-months and 65% of the loan amount thereafter, measured quarterly. If the utilized portion of the loan amount is less than the foregoing thresholds, such shortfalls shall bear interest at LIBOR plus 4.25%. The Deutsche Bank Credit Facility provides for monthly interest payments for each drawn loan. Any amounts borrowed under the Deutsche Bank Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, in January 2017. 2L Funding I paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Deutsche Bank Credit Facility.

Borrowings under the Deutsche Bank Credit Facility are subject to compliance with a borrowing base. The Deutsche Bank Credit Facility may be prepaid in whole or in part, subject to a prepayment fee. The Deutsche Bank Credit Facility contains customary default provisions including, but not limited to, non-payment of principal, interest or other obligations under the Deutsche Bank Credit Facility, insolvency, defaults of certain financial covenants and other events with respect to us that may be adverse to Deutsche Bank and the secured parties under the facility.

In connection with the Deutsche Bank Credit Facility, 2L Funding I has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. Upon the occurrence and during the continuation of an event of default, subject, in certain instances, to applicable cure periods, Deutsche Bank may declare the outstanding advances and all other obligations under the Deutsche Bank Credit Facility immediately due and payable. During the continuation of an event of default, 2L Funding I must pay interest at a default rate.

Borrowings of 2L Funding I will be considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act applicable to business development companies.

As of March 31, 2014, we had no borrowings under the Deutsche Bank Credit Facility.

See Note 5 — Borrowings — in our consolidated financial statements included in this report for additional disclosure on the Deutsche Bank Credit Facility.

Distributions

We have declared and paid cash distributions to our stockholders on a monthly basis since we commenced operations. As of March 31, 2014, the annualized yield for distributions declared was 7.75% based on our then current public offering price of $11.20 per share. From time to time, we may also pay interim distributions at the discretion of our board of directors. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our IPO. As a result, a portion of the distributions we make may represent a return of capital for tax purposes.

The table below shows the components of the distributions we have declared and/or paid during the three months ended March 31, 2014 and March 31, 2013 (dollars in thousands). As of March 31, 2014, we had $6.7 million of distributions accrued and unpaid.

	For the three months ended March 31,
	2014	2013
Distributions declared	$16,880	$3,920
Distributions paid	$14,763	$3,410
Portion of distributions paid in cash	$7,973	$2,266
Portion of distributions paid in DRIP shares	$6,790	$1,144

On March 1, 2012, the price for newly-issued shares under the DRIP issued to stockholders was changed from 95% to 90% of the offering price that the shares are sold as of the date the distribution is made. The DRIP purchase price based on the current offering price of $11.20 per share is $10.08.

On March 29, 2012, we declared a special common stock distribution equal to $0.05 per share. The distribution was paid to stockholders of record on May 1, 2012.

On December 20, 2012, we announced that, pursuant to the authorization of our board of directors, we declared a special cash distribution equal to $0.0925 per share, to be paid to stockholders of record at the close of business on December 17, 2012, payable on December 27, 2012. This special cash distribution was paid exclusive of, and in addition to, our monthly distribution.

We may fund our cash distributions to stockholders from any sources of funds available to us including expense payments from our Adviser that are subject to reimbursement to it as well as offering proceeds and borrowings. We have not established limits on the amount of funds we may use from available sources to make distributions. Prior to June 30, 2012, a substantial portion of our distributions resulted from Expense Support Payments made by our Adviser that are subject to reimbursement by us within three years from the date such payment obligations were incurred. The purpose of this arrangement could be to avoid such distributions being characterized as returns of capital for GAAP or tax purposes. Despite this, we may still have distributions which could be characterized as a return of capital for tax purposes. However, during the year ended December 31, 2012, no portion of our distributions was characterized as a return of capital for tax purposes. You should understand that any such distributions were not based on our investment performance and can only be sustained if we achieve positive investment performance in future periods and/or our Adviser continues to make such reimbursements. You should also understand that our future reimbursements of such Expense Support Payments will reduce the distributions that you would otherwise receive. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at all. The Adviser has no obligation to make Expense Support Payments in future periods. For the fiscal year ended December 31, 2012, if Expense Support Payments of $0.3 million were not made by our Adviser, approximately 4% percent of the distribution rate would have been a return of capital. No Expense Support Payments were made by our Adviser during the fiscal year ended December 31, 2013 or the three months ended March 31, 2014.

We consider our entire managed investment portfolio to include the investments in our portfolio included in our Consolidated Schedule of Investments as well as assets held in our TRS portfolio, which are considered off-balance sheet. Our Adviser selects and underwrites all of these investments and we measure our performance based on our entire managed portfolio. Our net investment income also does not include the interest income and expense related to the TRS portfolio. In accordance with U.S. GAAP, interest income and expense related to the TRS are accounted for as a component of “Net realized gain from total return swap.” The following table sets forth the computation of adjusted net investment income (loss) for our entire managed portfolio by adding the interest income from the TRS, the short-term realized gains, and the theoretical incentive fees on unrealized capital gains to the net investment income for the three months ended March 31, 2014 and 2013 (dollars in thousands):

	For the Three Months Ended March 31,
	2014	2013
Net investment income	$11,946	$2,207
TRS net investment income(1)	4,437	1,752
Operating gains (short-term)(2)	4,217	996
Incentive fees on unrealized gains(3)	(431)	224
Adjusted net investment income	$20,169	$5,179

(1)	TRS net investment income includes the interest income and expense related to the TRS portfolio. See Note 6 — Total Return Swap — for more information about the TRS.
(2)	Operating gains include short-term realized gains that result primarily from active portfolio management activities. As a RIC, short-term capital gains represent operating income available for distribution and are considered ordinary income.
(3)	Incentive fees on unrealized gains are the U.S. GAAP-required theoretical incentive fees accrued based upon unrealized portfolio appreciation. These fees reduce net investment income but are not contractually due to the Adviser. See Note 4 — Related Party Transactions and Agreements — for additional details on the theoretical capital gains incentive fees.

The following table sets forth the distributions made during the three months ended March 31, 2014 and 2013 (dollars in thousands):

	For the Three Months Ended
	2014	2013
Monthly distributions	$16,879	$3,920
Special dividends	—	—
Stock dividends	—	—
Total distributions	$16,879	$3,920

Election as a RIC

We have elected to be treated as a RIC under Subchapter M of the Code commencing with our taxable year ended December, 31 2011, and intend to maintain our qualification as a RIC thereafter. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to maintain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss, or the annual distribution requirement. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S federal excise, state, local and foreign taxes. We will be subject to a 4% nondeductible U.S. Federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to 98% of net ordinary income each calendar year and 98.2% of capital gain net income for the one year period ending on October 31 of such calendar year, if any, and any recognized and undistributed income from prior years for which we paid no federal income taxes. We will generally endeavor each year to avoid any federal excise taxes.

Inflation

The impact of inflation on our portfolio depends on the type of securities we hold. When inflation occurs, the value of our equity securities may fall in the short term. However in the long term, a company’s revenue and earnings and, therefore, the value of the equity investment, should at least increase at the same pace as inflation. The effect of inflation on debt securities is more immediate and direct as inflation may decrease the value of fixed rate debt securities. However, not all debt securities are affected equally, the longer the term of the debt security, the more volatile the value of the investment. The process through which we will value the investments in our portfolio on a quarterly basis, market quotations and our multi-step valuation process as described in our significant accounting policies, will take the effect of inflation into account.

Related-Party Transactions and Agreements

We have entered into agreements with affiliates of our Adviser, whereby we pay certain fees or reimbursements to our Adviser or its affiliates in connection with asset and service fees, reimbursement of operating costs and offering related costs. See Note 4 — Related Party Transactions and Arrangements — for a discussion of the various related-party transactions, agreements and fees.

Contractual Obligations

The following table shows our payment obligations for repayment of debt and other contractual obligations at March 31, 2014 (dollars in thousands):

		Payment Due by Period
	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Wells Fargo Credit Facility(1)	$154,687	$—	$—	$154,687	$—
Deutsche Bank Credit Facility(2)	$—	$—	$—	$—	$—
Total contractual obligations	$154,687	$—	$—	$154,687	$—

(1)	As of March 31, 2014, we had $45.3 million of unused borrowing capacity under the Wells Fargo Credit Facility, subject to borrowing base limits.
(2)	As of March 31, 2014, we had $40.4 million of unused borrowing capacity under the Deutsche Bank Credit Facility, subject to borrowing base limits.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources other than the TRS as discussed in Note 6 — Total Return Swap.

ITEM 3. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The market risk associated with financial instruments and derivative financial instruments is the risk of loss from adverse changes in market prices or interest rates. Our market risk arises primarily from interest rate risk relating to interest rate fluctuations. Many factors including governmental monetary and tax policies, domestic and international economic and political considerations and other factors that are beyond our control contribute to interest rate risk. To meet our short and long-term liquidity requirements, we borrow funds at a combination of fixed and variable rates. Our interest rate risk management objectives are to limit the impact of interest rate changes in earnings and cash flows and to lower our overall borrowing costs. To achieve these objectives, from time to time, we may enter into interest rate hedge contracts such as swaps, collars and treasury lock agreements, subject to the requirements of the 1940 Act, in order to mitigate our interest rate risk with respect to various debt instruments. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in benefits of lower interest rates with respect to our portfolio of investments with fixed interest rates. During the periods covered by this report, we did not engage in interest rate hedging activities. We would not hold or issue these derivative contracts for trading or speculative purposes. We do not have any foreign operations and thus we are not exposed to foreign currency fluctuations.

As of March 31, 2014, our debt included variable-rate debt, bearing a variable interest rate at the LIBOR plus 2.24% at March 31, 2014 with a carrying value of $154.7 million. The following table quantifies the potential changes in interest income net of interest expense should interest rates increase by 100 or 200 basis points or decrease by 25 basis points assuming that our current balance sheet was to remain constant and no actions were taken to alter our existing interest rate sensitivity.

Change in Interest Rates	Estimated Percentage Change in Interest Income net of Interest Expense
(-) 25 Basis Points	0.46%
Base Interest Rate	—%
(+) 100 Basis Points	(1.00)%
(+) 200 Basis Points	2.69%

Because we may borrow money to make investments, our net investment income may be dependent on the difference between the rate at which we borrow funds and the rate at which we invest these funds. In periods of increasing interest rates, our cost of funds would increase, which may reduce our net investment income. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

ITEM 4. CONTROLS AND PROCEDURES

Disclosure Controls and Procedures

In accordance with Rules 13a-15(b) and 15d-15(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we, under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer, carried out an evaluation of the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) and Rule 15d-15(e) of the Exchange Act) as of the end of the period covered by this Quarterly Report on Form 10-Q and determined that our disclosure controls and procedures are effective as of the end of the period covered by the Quarterly Report on Form 10-Q.

Change in Internal Control Over Financial Reporting

No change occurred in our internal control over financial reporting (as defined in Rule 13a-15(f) and 15d-15(f) of the Exchange Act) during the quarter ended March 31, 2014 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

PART II

ITEM 1. LEGAL PROCEEDINGS

Neither we nor our Adviser are currently subject to any material legal proceedings.

ITEM 1A. RISK FACTORS

In addition to the other information set forth in this report, you should carefully consider the factors discussed in Part I., “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which could materially affect our business, financial condition and/or operating results. The risks described in our Annual Report on Form 10-K are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. Other than the following, there have been no material changes from the risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2013.

ITEM 2. UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS

Not applicable.

ITEM 3. DEFAULTS UPON SENIOR SECURITIES

Not applicable.

ITEM 4. MINE SAFETY DISCLOSURES

Not applicable.

ITEM 5. OTHER INFORMATION

None.

ITEM 6. EXHIBITS

The following exhibits are included, or incorporated by reference, in this Quarterly Report on Form 10-Q for the three months ended March 31, 2014 (and are numbered in accordance with Item 601 of Regulation S-K).

Exhibit No.	Description
1.1	Dealer Manager Agreement with Realty Capital Securities, LLC, dated January 25, 2011 (previously filed as Exhibit 1.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2012 filed on March 21, 2013 and herein incorporated by reference).
1.2	Form of Soliciting Dealer Agreement (previously filed as Exhibit (h)(2) to the Company's Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2/A filed on January 14, 2011 and herein incorporated by reference).
3.1	Second Articles of Amendment and Restatement of the Registrant (previously filed as Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 filed on August 13, 2013 and herein incorporated by reference).
3.2	Bylaws (previously filed as Exhibit (b) to the Company’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2/A filed on November 24, 2010 and herein incorporated by reference).
10.1	Second Amended and Restated Investment Advisory and Management Services Agreement dated June 5, 2013 by and between the Company and the Adviser (previously filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 filed on August 13, 2013 and herein incorporated by reference).
10.2	Loan and Security Agreement by and between the Company and Main Street Capital Corporation (previously filed as Exhibit (k)(2) to the Company's Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2/A filed on January 14, 2011 and herein incorporated by reference).
10.3	Revolving Promissory Note (previously filed as Exhibit (k)(3) to the Company's Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2/A filed on January 14, 2011 and herein incorporated by reference).
10.4	Amended and Restated Subscription Escrow Agreement with Wells Fargo Bank (previously filed as Exhibit (k)(1) to the Company's Post Effective Amendment No. 3 to its Registration Statement on Form N-2/A filed on November 4, 2011 and herein incorporated by reference).
10.5	Fund Administration Servicing Agreement by and between the Company and U.S. Bancorp Fund Services, LLC (previously filed as Exhibit 10.9 to the Company's Annual Report on Form 10-K for the year ended December 31, 2010 filed on March 31, 2011 and herein incorporated by reference).
10.6	Fund Accounting Servicing Agreement by and between the Company and U.S. Bancorp Fund Services, LLC (previously filed as Exhibit 10.10 to the Company's Annual Report on Form 10-K for the year ended December 31, 2010 filed on March 31, 2011 and herein incorporated by reference).
10.7	Distribution Reinvestment Plan (previously filed as Exhibit E to the Company's Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2/A filed on November 24, 2010 and herein incorporated by reference).
10.8	Assignment and Assumption Agreement (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 31, 2011 and herein incorporated by reference).
10.9	Custody Agreement dated August 13, 2012 by and between the Company and U.S. Bank National Association (previously filed as Exhibit 10.11 to the Company's Current Report on Form 8-K filed on August 17, 2012 and herein incorporated by reference).
10.10	Expense Support Agreement dated November 9, 2011 by and between the Company and Adviser (previously filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 filed on November 14, 2011 and herein incorporated by reference).

Exhibit No.	Description
10.11	ISDA 2002 Master Agreement, together with the Schedule thereto and Credit Support Annex to such Schedule, by and between 405 TRS I, LLC and Citibank, N.A, each dated as of July 13, 2012 (previously filed as Exhibit 10.13 to the Company's Current Report on Form 8-K filed on August 7, 2012 and herein incorporated by reference).
10.12	Confirmation Letter Agreement by and between 405 TRS I, LLC and Citibank, N.A., amended and restated as of October 15, 2013 (previously filed as Exhibit 10.21 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 filed on November 13, 2013 and herein incorporated by reference).
10.13	Loan and Servicing Agreement, together with Exhibits thereto, among BDCA Funding I, LLC, the Company, Wells Fargo Securities, LLC, Wells Fargo Bank, National Association, Lenders and Lenders Agents from time to time party hereto and U.S. Bank National Association, each dated as of July 24, 2012 (previously filed as Exhibit 10.15 to the Company's Current Report on Form 8-K filed on August 7, 2012 and herein incorporated by reference).
10.14	Purchase and Sale Agreement by and between the Company and BDCA Funding I, LLC, dated as of July 24, 2012 (previously filed as Exhibit 10.16 to the Company's Current Report on Form 8-K filed on August 7, 2012 and herein incorporated by reference).
10.15	Collection Account Agreement by and among U.S. Bank National Association, Wells Fargo Securities, LLC, BDCA Funding I, LLC and the Company, dated as of July 24, 2012 (previously filed as Exhibit 10.17 to the Company's Current Report on Form 8-K filed on August 7, 2012 and herein incorporated by reference).
10.16	Amendment No. 1 to Loan and Servicing Agreement, among BDCA Funding I, LLC, the Company, Wells Fargo Securities, LLC and Wells Fargo Bank, National Association, dated as of January 14, 2013 (previously filed as Exhibit 10.16 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 filed on May 15, 2013 and herein incorporated by reference).
10.17	Amendment No. 2 to Loan and Servicing Agreement, among BDCA Funding I, LLC, the Company, Wells Fargo Securities, LLC and Wells Fargo Bank, National Association, dated as of April 26, 2013 (previously filed as Exhibit 10.17 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 filed on May 15, 2013 and herein incorporated by reference).
10.18	Amendment No. 1 to Purchase and Sale Agreement, entered into by and between BDCA Funding I, LLC, the Company, Wells Fargo Securities, LLC and Wells Fargo Bank, National Association and U.S. Bank National Association, dated as of April 26, 2013 (previously filed as Exhibit 10.18 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 filed on May 15, 2013 and herein incorporated by reference).
10.19	Confirmation Letter Agreement by and between 405 TRS I, LLC and Citibank, N.A., amended and restated as of July 18, 2013 (previously filed as Exhibit 10.19 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 filed on August 13, 2013 and herein incorporated by reference).
10.20	Amendment No. 3 to Loan and Servicing Agreement, among BDCA Funding I, LLC, the Company, Wells Fargo Securities, LLC and Wells Fargo Bank, National Association, dated as of September 9, 2013 (previously filed as Exhibit 10.20 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 filed on November 13, 2013 and herein incorporated by reference).
10.21	Confirmation Letter Agreement by and between 405 TRS I, LLC and Citibank, N.A., amended and restated as of October 15, 2013 (previously filed as Exhibit 10.21 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 filed on November 13, 2013 and herein incorporated by reference).

Exhibit No.	Description
10.22	Loan financing and Servicing Agreement dated February 21, 2014 between BDCA 2L Funding I, LLC, as Borrower; Business Development Corporation of America, as Equityholder and as Servicer; the Lenders From Time to Time Parties Hereto; Deutsche Bank AG, New York Branch, as Administrative Agent, the Other Agents Party Hereto; and U.S. Bank National Association as Collateral Agent and as Collateral Custodian (previously filed as Exhibit 10.22 to the Company's Annual Report on form 10-K for the year ended December 31, 2013 filed on March 19, 2014 and herein incorporated by reference).
10.23	Sale and Contribution Agreement dated February 21, 2014 between Business Development Corporation of America, as Seller and BDCA 2L Funding I, LLC, as Purchaser (previously filed as Exhibit 10.23 to the Company's Annual Report on Form 10-K filed on March 19, 2014 and herein incorporated by reference).
10.24	Securities Account Control Agreement dated February 21, 2014 between BDCA 2L Funding I, LLC, as Pledgor, U.S. Bank National Association, as Secured Party; and U.S. Bank National Association, as Securities Intermediary (previously filed as Exhibit 10.24 to the Company's Annual Report on Form 10-K filed on March 19, 2014 and herein incorporated by reference).
10.25	Confirmation Letter Agreement by and between 405 TRS I, LLC and Citibank, N.A., amended and restated as of May 6, 2014 (filed herewith).
14	Code of Ethics (previously filed as Exhibit 14 to the Company's Annual Report on Form 10-K filed on March 19, 2014 and herein incorporated by reference).
21	Subsidiaries of the Registrant (filed herewith).
31.1	Certification of the Principal Executive Officer of the Company pursuant to Securities Exchange Act Rule 13a-14(a) or 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).
31.2	Certification of the Principal Financial Officer of the Company pursuant to Securities Exchange Act Rule 13a-14(a) or 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).
32	Written statement of the Principal Executive Officer and Principal Financial Officer of the Company pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized this 15th day of May 2014.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

By:	/s/ Nicholas S. Schorsch Name: Nicholas S. Schorsch Title: Chief Executive Officer and Chairman of the Board of Directors

* * * * *

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Nicholas S. Schorsch Nicholas S. Schorsch	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	May 15, 2014
/s/ Nicholas Radesca Nicholas Radesca	Chief Financial Officer, Treasurer and Secretary (Principal Financial and Accounting Officer)	May 15, 2014
/s/ Peter M. Budko Peter M. Budko	President and Chief Operating Officer	May 15, 2014
/s/ William M. Kahane William M. Kahane	Director	May 15, 2014
/s/ Edward G. Rendell Edward G. Rendell	Independent Director	May 15, 2014
/s/ Leslie D. Michelson Leslie D. Michelson	Independent Director	May 15, 2014
/s/ William G. Stanley William G. Stanley	Independent Director	May 15, 2014